Schedule 14A Information
             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]Preliminary Proxy Statement
[  ] Preliminary Additional Materials
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.149-11(c) or Section
     240.14a-12

                     FEDERATED PURCHASER, INC.
         (Name of Registrant as Specified in its Charter)

                   CHRISTIAN PETER JOHNSON, ESQ.
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check appropriate box):

[  ] No fee required

[ X ]Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-
     11

     1)   Title of each class of securities to which transaction applies:

     COMMON STOCK, $.01 PAR VALUE.

     2)   Aggregate number of securities to which transaction applies:

     4,882,644

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     $1,657,286

     4)   Proposed maximum aggregate value of transaction:

     $1,657,286

     5)   Total fee paid:


     $332.00

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and idenify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:




     2)   Form, Schedule or Registration Statement No.:





     3)   Filing Party:





     4)   Date Filed:

PRELIMINARY COPY

                      [FEDERATED LETTERHEAD]

December     , 1997

To Our Shareholders:

     You  are  cordially  invited  to  attend  a  special  meeting  of  the
shareholders   (the   "Special   Meeting")  of  Federated  Purchaser,  Inc.
("Federated"), to be held on                        ,  1997  at        a.m.
Eastern Standard Time at                             .

     At the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt an amendment (the "Amendment") to Federated's certificate of incorporation, which will increase the number of authorized shares of Federated's common stock (the "Common Stock") from 5 million to 10 million. By approving the Amendment, you will enable Federated to consummate an Agreement (the "Agreement") among Federated, Wise Components, Inc. ("Wise"), and Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"). Under the terms of the Agreement, Federated will acquire all of Wise's capital stock from Mr. Blaustein, and in exchange will issue 4,491,988 shares of Common Stock to Mr. Blaustein (these transactions collectively known as the "Exchange"). The Agreement also provides that upon the occurrence of certain events during the six months subsequent to the Exchange, Federated may issue up to an additional 390,656 shares of Common Stock to Mr. Blaustein. Accordingly, a total of 4,882,644 shares of Common Stock are to be registered under this Proxy Statement. The Agreement and Amendment are described more thoroughly in the attached Proxy Statement, which shareholders should read carefully.

     As Federated's current Certificate of Incorporation does not permit the issuance of sufficient shares of Common Stock, the Agreement cannot be consummated without shareholder approval of the Amendment. A vote FOR approval of the Amendment therefore has the practical consequence of approving of the Agreement.

     After careful consideration, your Board of Directors believes that the Exchange is in the best interests of Federated and its shareholders. Accordingly, your Board of Directors has unanimously approved the Agreement and recommends that holders of Federated Common Stock vote FOR approval of the Amendment.

     All shareholders are invited to attend the meeting in person. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock will be necessary for approval and adoption of the Amendment. Harry J. Fallon, Acting Chairman of the Board of Federated, owns 18.9% of the shares of Common Stock outstanding, and has announced his intention to vote "FOR" the approval of the Amendment. Directors Edmund L. Hoener, Edwin S. Shortess and Jane A. Christy hold, respectively, 2,538, 3,178, and 11,921 shares of Common Stock, representing together 1.1% of the shares of Common Stock outstanding; they have also announced their intentions to vote "FOR" the approval of the Amendment. Nevertheless, approval of the Amendment by the shareholders is not assured.

     Even if you plan to attend the Special Meeting in person, please complete, sign and promptly return the enclosed proxy in the enclosed postage pre-paid envelope. If you attend the Special Meeting, you may vote in person whether or not you have previously returned your proxy.

                              Sincerely,


                              HARRY J. FALLON
                              President and Acting Chairman

PRELIMINARY COPY

                     FEDERATED PURCHASER, INC.
                       268 Cliffwood Avenue
                       Cliffwood, NJ  07721
                          (908) 290-2900
                    ---------------------------

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
               to be held on ________________, 1997

                    ---------------------------

Notice is hereby given that a Special Meeting of the shareholders (the "Special Meeting") of Federated Purchaser, Inc., a New York corporation
("Federated"), will be held on                    ,  1997 at           a.m.
Eastern   Standard  Time,  at                    ,  for  the   purpose   of
considering and voting upon the following matters:

     1. A proposal to approve and adopt an amendment (the "Amendment") to Federated's certificate of incorporation, which will increase the number of authorized shares of Federated's common stock (the "Common Stock") from 5 million to 10 million, thereby enabling Federated to consummate an Agreement (the "Agreement") dated October 1, 1997, among Federated, Wise Components, Inc. ("Wise"), and Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"), under which Federated will acquire all of Wise's capital stock from Mr. Blaustein, and in exchange will issue 4,491,988 shares of Common Stock to Mr. Blaustein (these transactions collectively known as the "Exchange"). The Agreement also provides that upon the occurrence of certain events during the six months subsequent to the Exchange, Federated may issue up to an additional 390,656 shares of Common Stock to Mr. Blaustein. Accordingly, a total of 4,882,644 shares of Common Stock are to be registered under this Proxy Statement. As Federated's current Certificate of Incorporation does not permit the issuance of sufficient shares of Common Stock, the Agreement cannot be consummated without shareholder approval of the Amendment. A vote FOR approval of the
Amendment therefore has the practical consequence of approving of the Agreement.

     2. Such other business as may properly come before the Special Meeting and any postponements or adjournments thereof.

     Holders of record of Common Stock and at the close of business on _______________, 1997 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

     Under New York law, no appraisal rights are available to Federated shareholders with respect to any aspect of the Amendment and Exchange.

     Please fill in the appropriate blanks, sign, date and return the enclosed proxy card, whether or not you plan to attend the Special Meeting. If you attend the meeting and wish to vote in person, you may do so by withdrawing your proxy prior to voting at the Special Meeting.

     By Order of the Board of Directors

                    ______________________________
                    Marie Santasiri
     [Date]         Secretary

                         FEDERATED PURCHASER, INC.
                           268 CLIFFWOOD AVENUE
                        CLIFFWOOD, NEW JERSEY 07721
                               (908) 290-2900
                            PROXY STATEMENT FOR
                      SPECIAL MEETING OF SHAREHOLDERS ON                 1997


     This Proxy Statement is being furnished to the holders as of ___________________, 1997 (the "Record Date"), of common stock, $0.10 par value per share (the "Common Stock"), of Federated Purchaser, Inc., a New York corporation ("Federated"), in connection with the solicitation of proxies by Federated's Board of Directors (the "Federated Board"), for use at a special meeting of shareholders of Federated (the "Special Meeting") to be held on , 1997 at _____ a.m. Eastern Standard Time at , and at any postponements or adjournments thereof. This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders of Federated on or about____________________, 1997.

     At the Special Meeting, holders of Federated Common Stock and will be asked to consider and vote upon a proposal to approve and adopt an amendment (the "Amendment") to Federated's certificate of incorporation, which will increase the number of authorized shares of Federated's common stock (the "Common Stock") from 5 million to 10 million. By voting in favor of the Amendment, Federated's shareholders will enable Federated to consummate an Agreement (the "Agreement") dated October 1, 1997, among Federated, Wise Components, Inc. ("Wise"), and Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"), under which Federated will acquire all of Wise's capital stock from Mr. Blaustein, and in exchange will issue 4,491,988 shares of Common Stock to Mr. Blaustein (these transactions collectively known as the "Exchange"). The Agreement also provides that upon the occurrence of certain events during the six months subsequent to the Exchange, Federated may issue up to an additional 390,656 shares of Common Stock to Mr. Blaustein. Accordingly, a total of 4,882,644 shares of Common Stock are to be registered under this Proxy Statement. As Federated's current Certificate of Incorporation does not permit the issuance of sufficient shares of Common Stock, the Agreement cannot be consummated without shareholder approval of the Amendment. A vote FOR approval of the Amendment therefore has the practical consequence of approving of the Agreement.

     As a result of the Exchange, Mr. Blaustein will own approximately 74% of Federated's issued and outstanding Common Stock, and Wise will become a wholly-owned subsidiary of Federated. The Exchange is described more thoroughly in this Proxy Statement and in the documents attached hereto, each of which shareholders are urged to read carefully. The shareholders of Federated will also consider and vote upon such other matters as may properly come before the Special Meeting and any postponements or adjournments thereof.

     SEE "RISK FACTORS" ON PAGE     FOR A DISCUSSION OF CERTAIN
CONSIDERATIONS IN EVALUATING THE EXCHANGE.

     Under New York law, law, no appraisal rights are available to Federated shareholders with respect to any aspect of the Amendment and Exchange. See "The Exchange and Amendment - Appraisal Rights," and Appendix II

     Federated's Common Stock is not traded on an exchange. On December 15, 1997 the last reported bid price per share of Common Stock was $.28, and the last reported ask price per share was $.37. Although Federated is publicly traded, no active public trading market currently exists for Common Stock. See "Summary - Market Price and Trading" and "Market For Common Equity."

     The date of this Proxy Statement is               , 1997.

     All expenses incurred in connection with this solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the directors, officers and regular employees of the Company may solicit proxies by telephone or personal interview, but will not receive any additional compensation therefor. The company will reimburse brokers, banks and other nominees for their reasonable expenses incurred in forwarding proxy materials.

                         TABLE OF CONTENTS
                                                             PAGE


Available Information..........................................10
Assistance.....................................................10
Incorporation of Certain Information by Reference .............10
Forward-Looking Statements.....................................11
Summary........................................................12
Risk Factors...................................................20
The Special Meeting ...........................................23
The Exchange and Amendment ....................................24
The Exchange Agreement ........................................31
Business of Federated..........................................34
Federated Purchaser, Inc. Selected Historical
  Consolidated Financial Data..................................37
Management's Discussion and Analysis of Financial Condition
   and Results of Operations for Federated.....................38
Description of Capital Stock of Federated......................45
Directors and Officers.........................................49
Business of Wise...............................................53
Wise Components, Inc. Selected Historical Financial Data ......56
Management's Discussion and Analysis of Financial Condition
   and Results of Operations of Wise...........................57
Capital Stock of Wise..........................................59
Market for Common Equity.......................................60
Pro Forma Financial Information ...............................62
Experts........................................................75
                  _______________________________

                       AVAILABLE INFORMATION

     Federated is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

     Federated has filed with the Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Stock. This Proxy Statement does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the Commission's rules and regulations. For further information with respect to Federated and Federated's Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto. Statements contained in this Proxy Statement with respect to the contents of any contract or other document referred to herein are not necessarily complete and in each instance such statements are qualified in all respects by reference to the copies of such contract or other document filed as an exhibit to the Registration Statement. Copies of the Registration Statement, including the exhibits and schedules, may be inspected without charge at the offices of the Commission or obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a Web site at http://www.sec.gov, which contains reports, proxy and information statements, and other information regarding Federated.

     References in this Proxy Statement to Federated mean Federated Purchaser, Inc. and, where relevant, its wholly-owned subsidiaries.

                            ASSISTANCE

     Federated  shareholders  who  require   assistance   relating  to  the
Amendment or the Exchange should contact Federated at the address or telephone number listed on the front cover of this Proxy Statement.

                           RISK FACTORS

     Shareholders should carefully consider the information presented in this Proxy Statement, particularly the matters set forth under the caption "Risk Factors."

          INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     Federated's Annual Report on Form 10-K for the year ended October 31, 1996, filed with the Commission on January 29, 1997, and the amendment thereof on form 10-K/A, filed with the Commission on May 5, 1997, are incorporated herein by reference in their entirety.

     Federated's Quarterly Reports on Form 10-Q for the periods ended January 31, 1997, April 31, 1997 and July 31, 1997, its Proxy Statement on

Schedule 14A as filed with the Commission on February 21, 1997, its amended quarterly report for the period ended January 31, 1997 as filed with the Commission on June 6, 1997, and its Report on Form 8-K as filed with the Commission on October 1, 1997, are incorporated herein by reference in their entirety.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein, or contained in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement, except as so modified or superseded.

     This prospectus incorporates documents by reference what are not presented herein or delivered herewith. These documents are available from Marie Santasiri, Secretary, Federated Purchaser, 268 Cliffwood Avenue, Cliffwood, NJ 07721, (908) 290-2900. In order to ensure timely delivery
of the documents, any request should be made by                    .

                    FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of Federated and Wise. Statements in this document that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Federated cautions the reader that such "forward-looking statements" including without limitation, those relating to Federated's and Wise's future business prospects, revenues, working capital, liquidity and capital needs, and regarding Federated's cost controls and reductions, wherever they occur in this document, are necessarily estimates reflecting the best judgment of Federated's and Wise's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward-looking statements," including the possibilities that the demand for Federated's or Wise's services may decline as a result of possible changes in general and industry specific economic conditions and the effect of competitive services and pricing, and the risk of a failure by Federated to integrate effectively the businesses of Wise. Such "forward-looking statements" should, therefore, be considered in light of various important factors, including those set forth in this Proxy Statement.

     The words "estimate," "project," "intend," "expect" and similar expressions are intended to identify forward-looking statements. These "forward-looking statements" are found at various places throughout this document. The reader is cautioned not to place undue reliance on forward-looking statements included herein and to read carefully the discussion of risks set forth under the heading "Risk Factors" for an understanding of the types of risks that may cause results to differ from those projected herein. Neither Federated nor Wise undertakes any obligation to publicly release any revisions to the forward-looking statements herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement, and, if given or made, such information or representations must not be relied upon as having been authorized by Federated, Wise or their respective affiliates. This Proxy Statement does not constitute an offer to exchange or sell, or a solicitation of an offer to exchange or purchase, any securities other than Federated Common Stock offered hereby, nor does it constitute an offer to exchange or sell or a solicitation of an offer to exchange or purchase such securities in any state or other jurisdiction to any person to whom such an offer or solicitation would be unlawful.

                      PROXY STATEMENT SUMMARY

     This Proxy Statement is furnished in connection with the proposed Exchange, and the solicitation relating to the Amendment. This summary is not a complete statement of all information, facts or materials relating to a shareholder's decision with respect to the matters to be voted on at the Special Meeting. This summary should only be read in conjunction with, and is qualified in its entirety by reference to, the more detailed information contained in this Proxy Statement and the Appendices hereto. Unless otherwise defined, capitalized terms used in this summary have the respective meanings ascribed to them elsewhere in this Proxy Statement. Shareholders are urged to review carefully this Proxy Statement and the Appendices hereto in their entirety.




The Exchange..................                          This   Proxy  Statement  relates  to  a
                                                        proposal  to approve an Agreement dated
                                                        as of October  1, 1997, as amended (the
                                                        "Agreement"), among Federated, Wise and
                                                        Mr.   Blaustein,  pursuant   to   which
                                                        Federated   will  acquire  all  of  the
                                                        outstanding capital  stock of Wise from
                                                        Mr. Blaustein, and will  issue  to  Mr.
                                                        Blaustein 4,491,988 shares of Federated
                                                        Common    Stock    in   exchange   (the
                                                        "Exchange").  Upon consummation  of the
                                                        Exchange,  Wise  will  become a wholly-
                                                        owned subsidiary of Federated,  and Mr.
                                                        Blaustein will be Federated's principal
                                                        shareholder,  owning approximately  74%
                                                        of the issued and outstanding Federated
                                                        Common Stock.   A  Form of Agreement is
                                                        attached  to  this Proxy  Statement  as
                                                        Appendix I, and  any  summary contained
                                                        herein   of   the   terms  thereof   is
                                                        qualified in its entirety  by reference
                                                        to the Agreement.
				-12-


The Parties...................................
     Federated................................          Federated    and    its    wholly-owned
                                                        subsidiary  are engaged in one  segment
                                                        of   the  electronics   industry:   the
                                                        assembly and marketing of a broad range
                                                        of  electronic  parts,  components  and
                                                        related   equipment   (including,   for
                                                        example, such items as semi-conductors,
                                                        wire,   transformers,   relay  systems,
                                                        capacitors  and  electronic  tubes)  to
                                                        industrial customers.

                                                        Federated conducts its business through
                                                        its  two locations  in  Cliffwood,  New
                                                        Jersey,  and  Allentown,  Pennsylvania,
                                                        and through the direct solicitation  of
                                                        certain    industrial    customers   by
                                                        Federated's own sales personnel.

                                                        Federated's principal business  address
                                                        is 268 Cliffwood Avenue, Cliffwood,  NJ
                                                        07721,  and  its  telephone  number  is
                                                        (908) 290-2900.

     Wise ................................              Wise Components, Inc. ("Wise"), founded
                                                        approximately 22 years ago, distributes
                                                        electronic   components  and  wire  and
                                                        cable for voice and data networks.  Its
                                                        products range from capacitors to fiber
                                                        optics   to  power   modification   and
                                                        protection   supplies.   Founded  as  a
                                                        local   distributor,   it   has   since
                                                        expanded to include regional, national,
                                                        and international clientele, with sales
                                                        offices in Greenwich, Connecticut.

                                                        Wise's principal business address is 28
                                                        Henry  Street,  Greenwich,  Connecticut
                                                        06830,  and  its  telephone  number  is
                                                        (800) 543-4333.
				-13-


The Amendment.................                          As   a   condition   to  the  Exchange,
                                                        Federated's  common  shareholders   are
                                                        solicited  to approve an amendment (the
                                                        "Amendment") to Federated's Certificate
                                                        of Incorporation,  which  will increase
                                                        the  number  of  authorized  shares  of
                                                        Common  Stock  from  5  million  to  10
                                                        million.     As   Federated's   current
                                                        Certificate of  Incorporation  does not
                                                        permit   the   issuance  of  sufficient
                                                        shares of Common  Stock,  the Agreement
                                                        cannot     be    consummated    without
                                                        shareholder  approval of the Amendment.
                                                        A vote FOR approval  of  the  Amendment
                                                        therefore has the practical consequence
                                                        of approving of the Agreement.

                                                        A  form of the Amendment is attached to
                                                        this  Proxy  Statement  as Appendix II,
                                                        and any summary contained herein of the
                                                        terms  thereof  is  qualified   in  its
                                                        entirety  by reference to said Appendix
                                                        II.

Conditions to Exchange........                          Consummation of the Exchange is subject
                                                        to  a  number  of conditions, including
                                                        the   approval   by   a   majority   of
                                                        Federated's   shareholders    of    the
                                                        Amendment    described    above;    the
                                                        Agreement  may  also  be  terminated by
                                                        either  party  upon  the occurrence  or
                                                        failure of certain events.   Among  the
                                                        events   that   could   result  in  the
                                                        termination  of  the  Agreement   is  a
                                                        failure by Federated, as of the closing
                                                        date,  to have shareholder's equity  of
                                                        at least  $400,000.   See "The Exchange
                                                        Agreement -- Conditions to Consummation
                                                        of      the     Exchange;     Competing
                                                        Transactions."

				-14-

Competing Transactions; Termination.........            Under  the Agreement, Federated's Board
                                                        of  Directors   retains  the  right  to
                                                        exercise its fiduciary  duties  to  its
                                                        shareholders   by   considering   other
                                                        proposals  or  offers  relating  to the
                                                        acquisition of all or substantially all
                                                        of  Federated's capital stock or assets
                                                        ("Competing  Transactions").  Federated
                                                        may terminate  the Agreement should its
                                                        Board  of Directors  determine  that  a
                                                        Competing Transaction is more favorable
                                                        from a financial  point  of view to its
                                                        shareholders  than the Exchange.   Upon
                                                        such a termination,  Federated must pay
                                                        up   to   $50,000  of  Mr.  Blaustein's
                                                        reasonable  out-of-pocket  expenses  in
                                                        connection   with  the  Exchange.   The
                                                        parties   may   also    terminate   the
                                                        Agreement     under    certain    other
                                                        circumstances.    See   "The   Exchange
                                                        Agreement  --  Competing  Transactions;
                                                        Termination."

The Special Meeting...........................
     Time, Date and Place.....................          The Special meeting will be held at
                                                        on                          ,     1997,
                                                        commencing   at          a.m.   Eastern
                                                        Standard Time.
     Matters to be Considered at the
     Special Meeting..........................          At    the    Special    Meeting,    the
                                                        shareholders of Federated will be asked
                                                        to consider and vote upon a proposal to
                                                        approve  the  Amendment and, such other
                                                        business as may  properly  come  before
                                                        the  meeting  and any postponements  or
                                                        adjournments thereof.

				-15-


     Voting...................................          Under  the  laws  of  the  State of New
                                                        York,   the   affirmative  vote  of   a
                                                        majority of the  shares of Common Stock
                                                        issued and outstanding  on  the  Record
                                                        Date  voting  together  as  a  class is
                                                        required  to  authorize  the Amendment.
                                                        Harry J. Fallon, Acting Chairman of the
                                                        Board of Federated, owns 18.9%  of  the
                                                        shares of Common Stock outstanding, and
                                                        has  announced  his  intention  to vote
                                                        "FOR"  the  approval  of the Amendment.
                                                        Directors  Edmund L. Hoener,  Edwin  S.
                                                        Shortess  and  Jane  A.  Christy  hold,
                                                        respectively,  2,538, 3,178, and 11,921
                                                        shares  of Common  Stock,  representing
                                                        together  1.1%  of the shares of Common
                                                        Stock  outstanding;   they   have  also
                                                        announced  their  intentions  to   vote
                                                        "FOR" the approval of the Amendment.

     Record Date..........................              Holders   of   record   of   shares  of
                                                        Federated Common Stock at the  close of
                                                        business  on                , 1997  are
                                                        entitled to notice of, and to  vote at,
                                                        the Special Meeting.

Owners other than Registered Owners.......              Any   beneficial   owner  of  Federated
                                                        Common Stock whose shares registered in
                                                        the   name   of   a   broker,   dealer,
                                                        commercial bank, trust company or other
                                                        nominee should contact  such registered
                                                        holder   promptly  and  instruct   such
                                                        registered  holder  to  tender  on such
                                                        beneficial owner's behalf.

Effects of the Exchange.....................            Upon  consummation of the Exchange, Mr.
                                                        Blaustein   will   become   Federated's
                                                        principal  shareholder,  holding  about
                                                        74%    of   Federated's   issued    and
                                                        outstanding  Common  Stock.   Wise will
                                                        also  become  a wholly-owned subsidiary
                                                        of Federated.

Recommendation of the Board of Directors..              The  Board of Federated has unanimously
                                                        approved  the  Agreement and Amendment,
                                                        and    recommends    to     Federated's
                                                        shareholders  that  they  vote FOR  the
                                                        Amendment.   The  Board  has determined
                                                        that   the   Exchange   represents   an
                                                        attractive    opportunity    for    the
                                                        shareholders to realize greater  return
                                                        on   their  investments  in  Federated,
                                                        which   are   presently  of  diminished
                                                        liquidity and value.

				-16-

Interests of Certain Persons in the                     Certain members of Federated's Board of
Exchange                                                Directors and management have interests
                                                        in the Exchange that are in addition to
                                                        or  different  from  the  interests  of
                                                        Federated's   shareholders   generally.
                                                        Such interests relate to the consulting
                                                        agreement  between Federated and  Harry
                                                        J.  Fallon,  the  employment  agreement
                                                        between Federated  and Jane A. Christy,
                                                        the election of Harry  J. Fallon to the
                                                        position of Vice Chairman following the
                                                        Exchange, and certain other  interests.
                                                        See  "The  Exchange  and  Amendment  --
                                                        Interests  of  Certain Persons  in  the
                                                        Exchange."

Regulatory Approvals.............................       No  governmental approvals are required
                                                        with  respect  to  the Exchange, except
                                                        for  the  filing  of certain  forms  in
                                                        conformity with the  Securities  Act of
                                                        1933, the Exchange Act of 1934, and the
                                                        blue sky laws of various states.

Accounting Treatment.............................       Federated will account for the Exchange
                                                        under the pooling method of accounting.

Appraisal Rights.................................       Under New York law, no appraisal rights
                                                        are available to Federated shareholders
                                                        with  respect  to  any  aspect  of  the
                                                        Exchange and Amendment.

Certain Tax Considerations.......................       It  is  currently contemplated that the
                                                        Exchange  will  qualify  as  a tax-free
                                                        reorganization.   If the Exchange  does
                                                        so qualify, no gain  or  loss  will  be
                                                        recognized   for   federal  income  tax
                                                        purposes  by  Wise or  Federated  as  a
                                                        result of the Exchange. In addition, no
                                                        gain  or  loss will  be  recognized  by
                                                        holders of  Wise's  common stock ("Wise
                                                        Shares") as a result of the exchange of
                                                        their  Wise  Shares for  Common  Stock,
                                                        except  for  any   cash   received  for
                                                        fractional  shares.   All  shareholders
                                                        should  read  carefully  the discussion
                                                        under   "Certain  Federal  Income   Tax
                                                        Consequences"  and are urged to consult
                                                        their own tax advisors.

				-17-

Market Price and Trading......................          Although  Federated's  Common  Stock is
                                                        traded   over-the-counter,  it  is  not
                                                        listed on  any  exchange  and no active
                                                        public trading market for it  presently
                                                        exists.    The   last   reported  trade
                                                        occurred on December 15,  1997,  for a
                                                        total volume of 50 shares at a price of
                                                        .13  per share. Wise's Common Stock  is
                                                        owned  entirely  by Martin L. Blaustein
                                                        and is not publicly  traded.   Its book
                                                        value per share as of June 30, 1997 was
                                                        $9,839.    See   "Market   for   Common
                                                        Equity."

Dividends                                               No  cash  dividends  have  been paid by
                                                        Federated  since  prior  to 1992.   The
                                                        Board of Directors of Federated intends
                                                        to retain any future earnings  for  use
                                                        in  Federated's  business  and does not
                                                        anticipate  paying  cash dividends  for
                                                        the  foreseeable  future.    Under  the
                                                        terms  of  Wise's  line of credit  with
                                                        Fleet  Bank,  N.A.,  approval   may  be
                                                        required   for   the   payment  of  any
                                                        dividends.

Risk Factors................................            Ownership  of  Federated  Common  Stock
                                                        involves certain risks.  In considering
                                                        how   to   vote  with  respect  to  the
                                                        Amendment,    Federated    shareholders
                                                        should  carefully   examine   the  Risk
                                                        Factors    section    of   this   Proxy
                                                        Statement,  as well as other  pertinent
                                                        information  set  fort  in  this  Proxy
                                                        Statement.  See "Risk Factors."

Information and Assistance...................           Request  for  information or assistance
                                                        may be directed  to  Federated  at  the
                                                        address  or  phone numbers set forth on
                                                        the   front   cover   of   this   Proxy
                                                        Statement.

                    COMPARATIVE PER SHARE DATA

     Set forth below are earnings and book value per share data of Federated on an historical and pro forma per share basis, and for Wise on an historical basis. The Federated pro forma combined data was derived by combining financial information of Federated and Wise after giving effect to the Exchange under the pooling method of accounting.

     The information set forth below should be read in conjunction with the respective historical audited and unaudited financial statements of Federated and Wise and the respective notes thereto, and with the unaudited pro forma financial information and the related notes thereto, all of which appear elsewhere in this Proxy Statement.

     The Following information is not necessarily indicative of the combined results of operations or combined financial position that would have resulted had the Exchange been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the future combined results of operations or financial position.

     Federated has not distributed dividends for the periods reported below.

                            Nine Months        Fiscal Year       Fiscal Year       Fiscal Year
                               Ended              Ended             Ended             Ended
                         JULY 31, 1997(1)     OCT. 31, 1996(2)   OCT. 31, 1995(2)  OCT. 31, 1994(2)
FEDERATED HISTORICAL
 Net Loss per share:                $(.10)             $(.26)            $(.34)            $(.22)
 Cash Dividends per
   share:   		               -0-                -0-               -0-               -0-
 Book Value per share:                 .36                .47               n/a               n/a

WISE HISTORICAL (3)
Net Income per share:               573.00           2,690.89          2,848,83          1,392.70
Cash Dividends per
   share:                              -0-                -0-            148.57            148.57
Book Value per share:                9,839          13,361.06               n/a               n/a

PRO FORMA COMBINED
 Net Income per share:               (.01)                .01             (.01)             (.02)
 Cash Dividends per
   share:                              -0-                -0-               -0-               -0-
 Book Value per share:                 .36                .50               .49               .51

(1)    Data for Wise are based on Wise's six months ended June 30, 1997.

(2) Data for Wise are based on Wise's fiscal year ended December 31, 1996, 1995 and 1994, respectively.

(3) As of June 30, 1997 there were 87.5 shares of Wise common stock issued and outstanding. As of December 31, 1996, 1995 and 1994, there were 175 shares of Wise common stock issued and outstanding.

                             RISK FACTORS

     Ownership of Federated Common Stock is subject to a number of risks, including those discussed below. Prior to deciding whether to approve the Amendment, each shareholder should carefully consider the following risk factors together with all other information set forth in this Proxy Statement. For purposes of the following discussion, the term "Old Federated" refers to Federated Purchaser, Inc. prior to the Exchange, and "New Federated" refers to Federated Purchaser, Inc. once the Exchange is consummated.


     (i)   DILUTION   OF   OWNERSHIP    OF    OLD   FEDERATED
     SHAREHOLDERS.

           Three shareholders currently beneficially own more than 5% of the outstanding Common Stock of Old
     Federated: Harry J. Fallon, Old Federated's President and Acting Chairman, 18.9%; Peter Manganiello, 13.7%, and Edward A. Cantor, 8.1%. Messrs. Manganiello and Cantor do not currently serve on the Board or in any executive capacity. The other Board members of Old Federated, Edmund L. Hoener, Edwin S. Shortess and Jane
     A. Christy, collectively hold 1.1% of the outstanding Old Federated common stock. Accordingly, Old Federated is 80% owned by persons not affiliated with the Board or management.

           Following consummation of the Exchange, 74% of New Federated will be owned by Martin L. Blaustein. Old Federated shareholders (including Old Federated's officers and directors) will own only 26% of the Common Stock of New Federated. While this represents a substantial dilution of the ownership interests of Old Federated's shareholders after consummation of the Exchange, management believes that the Exchange will provide the best opportunity to maximize shareholder value in the present environment.

     (ii)  CHANGE OF CONTROL OF FEDERATED

           As noted above in "Dilution of Ownership of Old Federated Shareholders," upon consummation of the Exchange, Mr. Blaustein will own approximately 74% of New Federated's Common Stock. Therefore, Mr. Blaustein will be in a position to control the election of directors and other corporate matters that require the vote of New Federated's shareholders.

           It is a condition to closing the Exchange that all of the officers and directors of Federated resign. The Board of Directors will still maintain certain continuity after the Exchange. Under the terms of the Agreement, Mr. Fallon has the right to name 25% of the Board for two years after the Exchange is completed. It is presently expected that New Federated's Board of Directors will consist of five members, of which Mr. Fallon will appoint himself and one additional person from the prior Board of Directors.

     (iii) LIQUIDITY; BANKRUPTCY RISK

           PRIOR TO THE EXCHANGE

           As of July 31, 1997, Old Federated's liquidity position continued to be adversely affected by a variety of factors, including the operating loss of $414,826 for the year ended October 31, 1996 and the operating loss of $164,015 for the nine months ended July 31, 1997.

     Old Federated's liquidity position has been negatively affected by certain trends, including intense competition from larger competitors in the electronics industry and the migration of certain customers from smaller to larger distributors, which together decreased Old Federated's sales levels and gross profit margins. While Old Federated had enhanced its short-term liquidity position when it received a one-time cash payment of $755,845 from its November 15, 1994 divestiture of a former subsidiary, Freedom Electronics, those proceeds have been used to sustain operations since that time. Thus, Old Federated's ability to satisfy its fixed costs of operations has been entirely dependent upon management's success in increasing sales, improving gross margins, reducing operations costs, securing additional lines of credit from outside lenders or entering into strategic alliances. Old Federated's independent auditors raised substantial doubt regarding Old Federated's ability to continue as a going concern in its Annual Report for the year ended October 31, 1996. In its Annual Report on Form 10-K for the fiscal year ended October 31, 1996, and in subsequent quarterly reports, Old Federated disclosed that if it failed to achieve its objectives for improving its financial condition, it may seek protection under bankruptcy laws.

           SUBSEQUENT TO THE EXCHANGE

           The financial condition of Wise is considerably stronger than that of Old Federated. After giving pro forma effect to the Exchange as if it had occurred on November 1, 1995, Old Federated's losses for fiscal year 1996 would have been offset by Wise's profitability. Management plan believes that the addition of Wise's resources will enable New Federated to stabilize its business, maintain its business relationships and attract and retain qualified sales personnel.

           New Federated's access to capital immediately
     after the Exchange  will not alone be sufficient to
     erase   the  going-concern   questions,   and   Old
     Federated's   auditors   have  not  identified  any
     specific dollar amount which  will  allow  them  to
     eliminate  this  reservation  from  New Federated's
     financial  statements.   Nevertheless,   management
     believes  that  New  Federated's improved financial
     resources will, in time,  permit  the  auditors  to
     eliminate this doubt on future reports.  Management
     will  focus  its  efforts  on  increasing sales and
     continuing to reduce costs, both  of  which will be
     more attainable once the Exchange is completed.  In
     particular, management believes that combining with
     Wise  will  allow  New Federated to streamline  its
     administrative structure,  improve  its negotiating
     position    with   suppliers   and   compete   more
     effectively  in  the  market  for  qualified  sales
     personnel.  There  can be no assurances that any of
     these desired effects  will  occur; there remains a
     possibility that New Federated  will  operate  at a
     loss,  and that its auditors will continue in their
     reports  to  raise  substantial doubt regarding New
     Federated's ability to continue as a going concern.
     However, management believes the addition of Wise's
     considerable resources  will  enable  Federated  to
     eliminate   any  significant  doubt  regarding  its
     future.

     (iv)  AUDIT REPORT - UNCERTAINTY

           Because of the continuing losses noted at paragraph (ii) above, Old Federated's independent auditors, in their report for the fiscal year ended October 31, 1996 included a paragraph raising substantial doubt regarding Old Federated's ability to continue as a going concern. Subsequent quarterly reports filed on Form 10-Q have continued to disclose this doubt. See Note 2 of Federated's Consolidated Financial Statements; "Management's Discussion and
     Analysis   of  Financial  Condition   and   Results   of
     Operations: Nine Months ended 1997." Management expects that New Federated's financial resources will permit the auditors to eliminate this doubt on future reports, but there can be no assurances that New Federated's financial condition will in fact permit such a change. See "Liquidity; Bankruptcy Risk -- Subsequent to the Exchange" above.

     (v)   STOCK PRICE

           For the fiscal quarter ended July 31, 1997, the bid and ask prices for Federated's Common Stock were $.13 and $.31 respectively, as compared to $.22 and $.38 for the fiscal quarter ended July 31, 1996. See "Market for Common Equity -- Federated." Federated's shares have been traded over the counter since 1992; currently, no active market for its shares exists. There can be no assurances that New Federated's improved financial outlook will be translated into increased prices or trading activity for its shares. So long as New Federated's common stock remains priced below $1.00 per share, there remains a substantial risk that the market will fail to respond to any future possible improvements in New Federated's performance.

     (vi)  INTEGRATION OF FEDERATED AND WISE

           There can be no assurances that New Federated will be able to integrate successfully the operations, facilities and management of Wise or realize any benefits of the Exchange. Failure to integrate the Wise and Old Federated businesses successfully could have a material adverse effect on New Federated's results of operations and financial condition. The diversion of senior management's attention during this period of integration may also have a material adverse affect on New Federated's results of operations and financial condition.

     (vii) COMPETITION; CONSOLIDATION

           The electronic distribution business is highly competitive. Old Federated and Wise compete with many companies, many of which have greater resources available, and no assurances can be given that these competitors will not substantially increase their energies devoted to competing with New Federated. The electronics distribution business is also experiencing a continued trend of consolidation, which will further intensify the competitive environment generally, and may increase the size and resources of New Federated's primary competitors.

     (viii)DEPENDENCE ON KEY PERSONNEL

           New Federated's business will be managed by a limited number of management and operating personnel, the loss of certain of whom could have a material effect on its ability to compete. New Federated will be particularly dependent upon Martin L. Blaustein, Harry
     J. Fallon, Jane A. Christy and Steven H. Fried to integrate the two businesses. Also, New Federated will be highly dependent on the companies' ability to retain and attract qualified sales personnel. The market for such personnel is extremely competitive, and there can be no assurances that New Federated will successfully retain its current sales force or attract new staff. Finally, New Federated does not plan to obtain "key-person" insurance for any of these individuals for the foreseeable future.

     (ix)  FINANCIAL CONSTRAINTS

           Old Federated's deteriorating financial condition over the past several fiscal years substantially diminished its ability to raise funds through borrowing or through equity offerings. Wise, however, has had access to capital through secured borrowings, and management believes that New Federated's improved financial circumstances will permit it to obtain the funding it will require to meet its business needs. Of course, changing general economic conditions, including possible increases in interest rates, fluctuations in equity markets, and other factors beyond New Federated's control may prohibit New Federated from obtaining financing in the future.

     (x)   SUPPLIERS AND CUSTOMERS

           There can be no assurances that the Exchange will not have an adverse effect on ongoing relationships with customers or suppliers of either Old Federated or Wise. New Federated's ability to maintain its relationship with a cooperative buying organization may be compromised because of disputes between that organization and Wise. A failure to continue membership in that organization may have a material affect on New Federated's ability to obtain its products at a competitive cost, and may thereby lower New Federated's profitability. Nevertheless, since the disputes arose between Wise and the cooperative, Wise has been able to acquire the same or similar merchandise at similar pricing from other sources. Other than as discussed above, Old Federated is not aware of any existing disputes which would affect its relationships with suppliers and customers.

     (xi)  OTHER INDUSTRY TRENDS

           There can be no assurances that the Exchange will permit New Federated to avoid the consequences of other industry trends affecting smaller electronics distributors. These trends include the consolidation of other small distributors, the increase in the use of technology (which Old Federated's limited capital resources have not permitted it to acquire), marketplace changes favoring value-added services, and the reduction of franchises by major vendors. All of these trends may have the effect of reducing New Federated's ability to increase sales, widen profit margins and effectuate cost reductions, although management believes that New
     Federated's enhanced capital and sales resources will significantly increase its ability to adapt to these market forces.

                          THE SPECIAL MEETING

TIME, DATE AND PLACE

     This Proxy Statement is being furnished to the holders of Common Stock as of the Record Date in connection with the
solicitation  of  proxies   by  the  Board  of  Directors  of
Federated (the "Board") for use at the Special Meeting to be held on _____________, 1997 at ___ a.m. Eastern Standard Time, at and at any postponements or adjournments thereof.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

      At the Special Meeting, the holders of Common Stock will be asked to consider and vote upon (i) the Amendment, and (ii) such other business as may properly come before the Special Meeting and any postponements or adjournments thereof.

VOTING AND RECORD DATE

     The Board has fixed ____________, 1997 (the "Record Date"), as the Record Date for determining holders of Common Stock of record entitled to receive notice of and to vote at the Special Meeting. Accordingly, only holders of record of Common Stock who are holders of such securities as of the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 1,611,317 shares of Common Stock outstanding and entitled to vote.

     Each holder of record of Common Stock on the Record Date is entitled to cast one vote per share, exercisable in person or by a properly executed proxy, with respect to the approval of the Amendment and any other matter to be submitted to a vote of shareholders at the Special Meeting.

     The presence at the Special Meeting, in person or by a proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be counted by the persons appointed by Federated to act as the inspectors for the meeting. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will be included in the calculation for purposes of determining whether the Amendment has been approved and will be treated as "no" votes.

     The Board has unanimously approved  the Exchange and the
Amendment  and  recommends  a  vote  FOR  approval   of   the
Amendment.   Federated is seeking shareholder approval of the
Amendment.

     Under the laws of the State of New York, the affirmative vote of a majority of the shares of Common Stock issued and outstanding on the Record Date voting together as a class is required to authorize the Amendment. Harry J. Fallon, Acting Chairman of the Board of Federated, owns 18.9% of the shares of Common Stock outstanding, and has announced his intention to vote "FOR" the approval of the Amendment. Directors Edmund L. Hoener, Edwin S. Shortess and Jane A. Christy hold, respectively, 2,538, 3,178, and 11,921 shares of Common Stock, representing together 1.1% of the shares of Common Stock outstanding; they have also announced their intentions to vote "FOR" the approval of the Amendment.

PROXIES

     All shares of Common Stock which are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not duly and timely revoked, will be voted at the Special Meeting in accordance with the choices marked thereon by the shareholders. If no choice is marked, the shares will be voted FOR approval of the Amendment.

     At the time this Proxy Statement was filed with the Commission, the Board was not aware of any other matters not referred to herein that would be presented for action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons designated in the proxy will vote the shares represented thereby in accordance with their best judgment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Federated at or before the taking of the vote at the Special Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Federated before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any proxy revoked in writing should be addressed to:
Marie Santasiri, Secretary, Federated Purchaser, Inc., 268 Cliffwood Avenue, Cliffwood, New Jersey, 07721.

     It   is   estimated  that  $100,000  will  be  spent  in
connection with the solicitation of holders of Common Stock.

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by Federated and Wise jointly. In addition to solicitation by mail, arrangements will be made with brokers and other custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of shares of Common Stock held of record by such brokers, custodians, nominees and fiduciaries, and Federated may reimburse such brokers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith. Directors and employees of Federated may also solicit proxies in person or by telephone without receiving any compensation in addition to their regular compensation as directors and employees.

PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholder proposals for the 1998 Annual Meeting must be received at the principal executive offices of Federated, 268 Cliffwood Avenue, Cliffwood, New Jersey 07721, no later than October 17, 1997 for inclusion in the 1998 proxy statement and form of proxy relating to that Annual Meeting.

                      THE EXCHANGE AND AMENDMENT

THE EXCHANGE

     GENERAL

     The following information sets forth the material terms of the Exchange and is qualified in its entirety by reference to more detailed information contained elsewhere in this Proxy Statement, including the Appendices hereto. A copy of the Exchange Agreement is included as Appendix I and is incorporated herein by reference. Federated shareholders are urged to read the Exchange Agreement carefully.

     EFFECTS OF THE EXCHANGE

     On the closing date, Federated will acquire all of the issued and outstanding capital stock of Wise from Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"), and will issue to Mr. Blaustein 4,491,988 shares of Federated Common Stock in return. Mr. Blaustein will become Federated's principal shareholder, holding about 74% of Federated's issued and outstanding Common Stock. Wise will become a wholly-owned subsidiary of Federated, but will continue to exist as a separate corporation.

     BACKGROUND OF THE EXCHANGE

     The terms of the Agreement are the result of arms-length negotiations between representatives of Federated (also, the "Company") and Wise. The following is a brief discussion of the background of these negotiations, the Exchange and related transactions.

     Federated has traditionally operated its business by maintaining inventories of electronic components at its facilities located in New Jersey and Allentown, Pennsylvania. Due to competitive pressures, economic contraction and industry consolidation, in the early 1990's Federated began to suffer losses. During this period Federated was unable to find alternative capital sources, and its continuing losses have consumed an increasing portion of its cash. The Company has also suffered turnover in its sales staff, depressing its income. Although Federated has taken measures to reduce costs by increasing staff efficiency and decreasing professional costs, these measures have failed to return Federated to profitability. In part because of staff turnover, Federated has been unable to restore sales growth, thus further diminishing its competitiveness. In light of these difficulties, for the fiscal year ended October 31, 1996, Federated's auditors included in their Audit Report a note raising substantial doubt regarding Federated's ability to continue as a going concern. In Federated's Annual Report on Form 10-K for the fiscal year ended October 31, 1996, and in subsequent quarterly reports, management disclosed that if Federated failed to achieve its objectives for improving its financial condition, it may be forced to seek protection under the bankruptcy laws.

     As early as 1995, Federated's board of directors had begun considering various strategic options, including the possibility of finding a merger candidate, in order to maximize shareholder value. In early 1996, Federated's Acting Chairman, Harry J. Fallon ("Fallon"), was approached by Martin L. Blaustein ("Mr. Blaustein"), president of Wise Components, Inc. ("Wise"), who suggested the possibility of selling his business to Federated. Wise was then involved in another potential transaction, and the discussions with Federated remained only at the most preliminary stage. (For a brief description of Wise's history and business, see "Business of Wise" below.)

     In June, 1997, Mr. Blaustein once again approached Federated, as the other transaction involving Wise never came to fruition. Privately-held Wise was both larger and better-financed than Federated, and sought to increase its presence in the New Jersey and Pennsylvania markets, where Federated has long been established. On June 22, 1997, Wise delivered a proposal whereby Wise's sole shareholder, Martin L. Blaustein, would exchange all of his shares in Wise for a large block of Federated Common Stock.

     The number of shares issued to Mr. Blaustein would be based on a relative valuation of the two companies: Mr. Blaustein would receive an interest in Federated proportionate with the relative book values of Federated and Wise. As discussions continued over the summer of 1997, the parties settled on a valuation date of July 31, 1997 for Federated (the end of Federated's third fiscal quarter) and June 30, 1997 for Wise (the end of Wise's second fiscal quarter). As a result, Wise was valued at 73.6% of the future combined entity. Accordingly, the Agreement between the parties calls for issuing Mr. Blaustein approximately 4.5 million shares of Federated Common Stock. This issuance will require an amendment to Federated's certificate of incorporation to increase the number of authorized shares of Federated's Common Stock. (See "The Amendment" below.)

     The parties also agreed that the 4.5 million shares to be issued to Mr. Blaustein would be registered under the Securities Act of 1933, which would provide Mr. Blaustein with additional liquidity and an enhanced asset base.

Nevertheless, Mr. Blaustein will remain subject to provisions of the Exchange Act of 1934 which limit the ability of officers, directors and large shareholders of public companies to sell their stock. See "Resale of Federated Common Stock by Affiliates" below.

     After due consideration of the proposal, including presentations by the Company's auditors and attorneys, the Board of Directors responded favorably to the proposal. Although the Board sought other alternatives, none brought to its attention demonstrated the degree of seriousness of the Wise acquisition proposal. On September 4, 1997, after various negotiations between the parties, the Board gave its final approval to the proposed Agreement and Amendment, and the Agreement was signed on October 1, 1997. See "The Board's Approval," "Execution and Announcement," below.

THE AMENDMENT

     Federated's Certificate of Incorporation currently authorizes the issuance of a total of 5 million shares of Common Stock, of which approximately 1.8 million are presently outstanding. As a condition precedent to the Exchange, Federated must amend its certificate of incorporation to increase the authorized number of shares of Common Stock. The Board of Directors has approved an amendment (the "Amendment"), a form of which is attached to this Proxy Statement as Appendix II, which will increase the number of authorized shares of Federated Common Stock to 10 million. Any summary of the terms of the Amendment is qualified in its entirety by reference to said Appendix II.

THE  BOARD'S  APPROVAL  OF  THE  EXCHANGE  AND AMENDMENT  AND
RECOMMENDATION REGARDING THE AMENDMENT

     At a meeting held on September 4, 1997 at which all directors were present, the Board of Directors of Federated unanimously determined that the Exchange is fair to and in the best interests of Federated and its shareholders, unanimously approved the Exchange and the other contemplated transactions, unanimously approved the Amendment to the Certificate of Incorporation necessary to effect the Exchange, and unanimously resolved to recommend that the shareholders of Federated vote to approve the Amendment and thereby enable the completion of the Exchange. In reaching its conclusion to approve the Agreement and the contemplated transactions, the Board of Directors considered a number of business factors, including the facts that (1) the financial strength of Wise would provide Federated access to capital necessary to stabilize its business, enhance its competitive position and finance its regional expansion goals; (2) the Exchange would provide for the continuation of its relationships in the electronics distribution industry; (3) the Exchange would allow Federated to maintain its name, mark and the goodwill its has built up over its approximately 70-year history; (4) the Exchange and related transactions provided the best chance for Federated's shareholders to achieve a substantial return on their investments; (5) operational synergies and efficiencies would be achieved by integrating select functions of the companies' operations; and (6) the compatibility of the business, operations and management and other personnel of the two companies was likely to facilitate a successful combination and realization of the anticipated benefits.

     The Board of Directors also reviewed certain business descriptions and audited and unaudited financial information relating to Federated and Wise, and certain other information it deemed relevant, including financial forecasts, economic and market data, as provided to it by Federated's management and by Wise. This information included: (1) strategic benefits, financial considerations and other issues regarding the proposed transaction; (2) Wise's corporate structure; (3) Wise's summary financial information for the fiscal year ended December 31, 1996 and the six months ended June 30,

1997; (4) anticipated sources of savings identified as part of a plan to rationalize existing operations; (5) the impact of the proposed transactions on Federated's shareholders; and
(6) the corporate governance structure of the companies following the Exchange, including representation on the board of directors of Federated, and the impact of the Exchange on the voting and economic rights of Federated's existing shareholders. The Board of Directors forecasted results of the proposed combined entity by extrapolating from the Federated financial statements for the fiscal year ended October 31, 1996 and the nine months ended July 31, 1997, and the Wise financial statements for the fiscal year ended December 31, 1996 and the six months ended June 30, 1997. Copies of these historical financial statements are attached to this Proxy Statement/Prospectus. No written financial forecasts were presented to or reviewed by the Board of Directors.

     The foregoing discussion of the information and factors discussed by Federated's Board of Directors and is not meant to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the terms of the Exchange the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determinations. There can be no assurances, of course, that the benefits anticipated to arise out of the Exchange will in fact be achieved. Based on the factors described above, the Board of Directors believes that the Exchange is in the best interests of Federated and its shareholders, and it recommends that the shareholders approve the Amendment, and thereby enable Federated to consummate the Agreement.

EXECUTION AND ANNOUNCEMENT OF THE EXCHANGE

     On October 1, 1997, Federated, Wise and Mr. Blaustein executed the final Agreement. On the same day, Federated issued a press release announcing the Exchange, and filed a Report on Form 8-K with the Securities and Exchange Commission. In the exercise of its fiduciary responsibilities, the Board has undertaken to provide prompt and thorough information to the markets, to ensure that any proposed alternative transactions would be brought to its attention. To date, Federated has received no such proposals.

VOTING ON THE EXCHANGE

     FEDERATED

     Under New York law, the vote of the shareholders is not required to approve the Exchange. However, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required for approval and adoption of the Amendment, which adoption is a condition precedent to consummating the Exchange. A vote FOR approval of the Amendment therefore has the practical consequence of approving of the Agreement. Harry J. Fallon, President and Acting Chairman of the Board of Federated, owns 18.9% of the shares of Common Stock outstanding, and has announced his intention to vote "FOR" the approval of the Amendment. Directors Edmund L. Hoener, Edwin S. Shortess and Jane A. Christy hold, respectively, 2,538, 3,178, and 11,921 shares of Common Stock, representing together 1.1% of the shares of Common Stock outstanding; they have also announced their intentions to vote "FOR" the approval of the Amendment.

     WISE

     Under New York law, the consent of the sole shareholder of Wise, Martin L. Blaustein (also the President and Chairman of Wise) is not required to approve the Exchange.

APPRAISAL RIGHTS

     Under New York law, no appraisal rights are available to Federated shareholders with respect to any aspect of the Exchange and Amendment.

INTERESTS OF CERTAIN PERSONS IN THE EXCHANGE

     FEDERATED

     Certain members of Federated's Board of Directors and management have interests in the Exchange that are in addition to or different from the interests of Federated's shareholders generally. As noted above at "Voting on the
Exchange", the members of Federated's current Board of Directors collectively own 20% of Federated's outstanding Common Stock, of which Mr. Fallon accounts for 18.9%. Although the Exchange will have the effect of reducing these ownership percentages substantially, under the Agreement Federated has agreed to enter into contracts with Mr. Fallon and with Jane A. Christy, Vice President--Operations and current Board member. Mr. Fallon's contract provides that for two years following the Exchange, he will provide consulting services and serve as Vice Chairman of the Board. These services will include overseeing the integration of the Federated operations into those of Wise, maintaining relationships with Federated's customers and suppliers, identifying opportunities for expansion within the New Jersey and Pennsylvania markets, advising management regarding strategic planning, and developing cost-control programs. For additional information, please see "Directors and Officers" below. Mr. Fallon will also have the right to appoint  at  least  25%  of  the  members  of  the  Board  of
Directors.    The   employment  agreement  with  Ms.  Christy
provides that she will continue to serve in her current executive capacity for one year, with a salary of $60,871 and a 25% bonus, or $15,218, payable at the end of that year. Several salespeople and the manager of Federated's Allentown office will also enter into employment agreements with Federated of six months to one year.

     WISE

     Currently, Mr. Blaustein owns all of the outstanding shares of Wise Common Stock and serves as Wise's chairman. As noted above in "Risk Factors -- Dilution of Ownership of Old Federated Shareholders," upon consummation of the
Exchange, Mr. Blaustein will own approximately 74% of New Federated's Common Stock. Mr. Blaustein will therefore be in a position to control the election of directors and other corporate matters that require the vote of New Federated's shareholders. Mr. Blaustein will not be able to vote any of the additional 390,656 shares to be registered under this Proxy Statement unless and until they are issued.

RESALE OF FEDERATED COMMON STOCK BY AFFILIATES

     Federated Common Stock to be issued to Wise shareholders in connection with the Exchange has been registered under the Securities Act and, upon consummation of the Exchange, will be freely transferable under the Securities Act, except for shares issued to any person who may be deemed an "Affiliate"

(as defined below) of Wise or Federated within the meaning of Rule 145 under the Securities Act. "Affiliates" are generally defined as persons who control, are controlled by, or are under common control with Wise or Federated at the time of the Special Meeting (generally, directors and certain executive officers of Wise or Federated and major shareholders of Wise or Federated).

     Affiliates of Wise or Federated may not sell their shares of Federated Common Stock acquired in connection with the Exchange except pursuant to an effective registration statement under the Securities Act covering such shares or in compliance with Rule 145 or another applicable exemption from the registration requirements of the Securities Act. In general, under Rule 145, for one year following the Effective Time (the "Restricted Period"), an Affiliate (together with certain related persons) is entitled to sell shares of Federated Common Stock acquired in connection with the Exchange only through unsolicited "broker transactions" or in transactions directly with a "market maker", as such terms are defined in Rule 144 under the Securities Act. Additionally, the number of shares that may be sold by an Affiliate (together with certain related persons and certain persons acting in concert) within any three-month period during the Restricted Period for purposes of Rule 145 may not exceed the greater of (i) 1% of the outstanding shares of Federated Common Stock or (ii) the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rule 145 is available to Affiliates only if Federated remains current with its information filings with the Commission under the Exchange Act. Following the Restricted Period, an Affiliate may sell such Federated
Common Stock free of such manner of sale or volume limitations, provided that Federated is current with its Exchange Act information filings and such Affiliate is not then an Affiliate of Federated. At any time following two years after the Effective Time, an Affiliate may sell such shares of Federated Common Stock without any restrictions, so long as such Affiliate is not then, and has not been for at least three months prior thereto, an Affiliate of Federated.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE EXCHANGE

     The following summary is a general discussion of certain of the expected federal income tax consequences of the Exchange. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), and published regulations, rulings and judicial decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular Federated or Wise shareholder in light of his personal investment circumstances or to certain types of shareholders subject to special treatment under the federal income tax laws, such a life insurance companies, tax-exempt organizations and foreign taxpayers and does not discuss any aspects of state and local tax laws, which may not follow federal tax law.

     Moreover, substantial uncertainties exist with respect to various federal income tax consequences of the Exchange. No opinion of counsel or ruling from the Internal Revenue Service ("IRS") has been obtained or will be requested by Federated on any tax issue connected with the Exchange. Accordingly, no assurances can be given that the IRS will not challenge certain of the tax positions described herein or that such a challenge would not be successful.

     FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS

     Based upon certain assumptions, Federated's auditors have issued an Opinion as to certain federal income tax consequences to shareholders, which is attached as an Exhibit hereto. They have opined that:

1. The Exchange under current law constitutes a tax-free reorganization under Section 368(a) of the Code;

2.   Wise   and  Federated  will  each  be  a  party  to  the
     reorganization as contemplated by Section 368(b) of the Code.

3. No gain or loss will be recognized by Blaustein as a result of his exchange of the Wise Share for the Federated Shares.

4. The tax basis of the Federated shares received by Blaustein will be equal to the basis Blaustein had in the Wise Shares which were exchanged in the Transaction.

5. The holding period for the Federated Shares received by Blaustein will include the holding period Blaustein had in the Wise Shares given up on the exchange.

6. Neither Wise nor Federated will recognize gain or loss as a result of the Transaction.

     ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES TO FEDERATED

     LIMITATION  ON  USE  OF  LOSSES  FOLLOWING  AN OWNERSHIP
CHANGE

     Generally, a change in the ownership of more than 50% of the equity holdings of a corporation results in an "ownership change" of the corporation for purposes of Sections 382 and 383 of the Code. Under the terms of the Exchange, Martin L. Blaustein, who presently does not own any stock in Federated, will acquire in excess of 70% of Federated's total issued and outstanding stock. Accordingly, it is anticipated that the Exchange will result in an "ownership change." In that event, Federated's use of its net operating loss carryforwards ("NOLs"), capital loss carryovers and certain other tax attribute carryovers and certain built-in losses (collectively, "tax attributes") generally would be limited to an annual amount equal to the fair market value of Federated's capital stock immediately before the ownership change multiplied by the "long-term tax-exempt rate" (5.09% for September, 1997).

     If the consummation of the Exchange results in an "ownership change" of Federated, the application of Sections 382 and 383 of the Code could severely limit the ability of Federated to enjoy the benefit of its tax attributes and thus increase the amount of federal income tax Federated would otherwise owe in future years.

     THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. SHAREHOLDERS OF FEDERATED AND WISE ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE EXCHANGE AND THE OWNERSHIP OF SHARES, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS AND POSSIBLE CHANGES IN TAX LAWS.

REGULATORY APPROVALS

     No governmental approvals are required with respect to the Exchange, except for the filing of certain forms in conformity with the Securities Act of 1933, the Exchange Act of 1934, and the blue sky laws of various states.

ACCOUNTING

     Federated will account for the Exchange under the pooling method of accounting.

     Representatives of Federated's independent public accountants, Bederson & Co., who have also audited the Wise financial statements included herein, will be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to reasonable and appropriate questions.

                        THE EXCHANGE AGREEMENT

     The Agreement provides for the acquisition by Federated of all of the issued and outstanding capital stock of Wise from Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"), and the issuance to Mr. Blaustein of 4,491,988 shares of Federated common stock in return. Wise will therefore become a wholly-owned subsidiary of Federated, but will continue to exist as a separate corporation. Mr. Blaustein will become Federated's principal shareholder, holding about 74% of Federated's issued and outstanding Common Stock.

CLOSING

     The closing of the Exchange will take place as soon as practicable after the day upon which all the Amendment is filed with and accepted by the New York Secretary of State as required by the New York Business Corporation Law, and all other conditions to consummation of the Exchange are satisfied or waived. It is anticipated that the Amendment will be filed promptly after its approval by the shareholders of Federated at the Special Meeting. Such filing will be made, however, only upon satisfaction or waiver of all conditions to the Exchange contained in the Exchange Agreement.

REPRESENTATIONS AND WARRANTIES

     The Agreement contains various customary representations and warranties of Wise relating to, among other things, (i) Wise's organization and similar corporate matters; (ii) the capitalization of Wise; (iii) the authorization of the Agreement by Wise, the execution, delivery and performance of the Agreement by Wise, and the legality, validity and enforceability thereof against Wise; (iv) the noncontravention of, and lack of conflict with, any agreement, contract, lease or commitment affecting Wise's authority or ability to perform its obligations, or any related agreement, license, instrument, or other arrangement by which Wise is bound or to which any of its assets is subject, or any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court applicable to Wise or its property, or Wise's articles of incorporation or by-laws; (v) subject to certain exceptions, absence of certain material changes or events; (vi) the financial statements of Wise and the accuracy of the information contained therein; (vii) the absence of undisclosed litigation and other legal proceedings; and (viii) entitlement to brokers and finders fees.

     The Agreement also contains various customary representations and warranties of Federated relating to, among other things, (i) Federated's organization and similar corporate matters; (ii) the capitalization of Federated;
(iii) the authorization of the Agreement by Federated, the execution, delivery and performance of the Agreement by
Federated, and the legality, validity and enforceability thereof against Federated; (iv) the noncontravention of, and lack of conflict with, any agreement, contract, lease or commitment affecting Federated's authority or ability to perform its obligations, or any related agreement, license, instrument, or other arrangement by which Federated is bound or to which any of its assets is subject, or any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court applicable to Federated or its property, or Federated's articles of incorporation or by-laws; (v) subject to certain exceptions, absence of certain material changes or events; (vi) the financial statements and Securities and Exchange Commission filings of Federated and the accuracy of the information contained therein; (vii) the absence of undisclosed litigation and other legal proceedings; and (viii) entitlement to brokers and finders fees.

INDEMNIFICATION

     Federated's representations and warranties, as described above, survive for six months following the closing of the Agreement. During that time, Mr. Blaustein may be eligible for indemnification should Federated breach a warranty, or should any of Federated's representations prove inaccurate or incorrect, provided that the breach, inaccuracy or incorrectness is intentional. Eligibility for indemnification will be determined by a single arbitrator, appointed by a committee of the Board of Directors. If the arbitrator awards indemnification, Federated will issue to Mr. Blaustein additional shares of Common Stock, valued at $.36 per share, equal to the total amount by which all of his valid indemnity claims in the aggregate exceed $25,000. The number of shares of Common Stock that may be issued as indemnification, however, is limited such that Mr. Blaustein's ownership of Common Stock does not exceed 80% of the total Common Stock issued and outstanding as of the Closing Date, or 4,882,644 shares.

CONDUCT OF BUSINESS OF THE PARTIES PRIOR TO THE CLOSING

     Pursuant to the Agreement, Federated and Wise have agreed that, among other things, prior to the closing each will conduct its business in the ordinary course consistent with past practice.

STANDSTILL

     Each of Mr. Blaustein and Wise have agreed that if either is privy to material, non-public information regarding Federated, neither can trade in Federated Common Shares or other securities of Federated. Mr. Blaustein has further agreed that at no time prior to the closing will Mr. Blaustein or Wise buy, sell or engage in any transaction (except the closing under the Agreement) involving any securities issued by Federated, or induce any other person to do any of the foregoing.

COMPETING TRANSACTIONS

     From the date of the Agreement Federated and Wise have agreed not to, directly or indirectly, (i) take any action to solicit, initiate, encourage or otherwise facilitate any Competing Transaction, as defined below. A "Competing Transaction" is defined as a proposal or offer relating to the acquisition of all or substantially all of the capital stock or assets of Wise or Federated, whether structured as a merger, consolidation, share exchange or similar transaction. An exception applies to Federated for shareholder inquiries in the ordinary course of business, and for Competing Transactions if Federated's Board of Directors, after consulting with counsel, determines that such discussions or negotiations should be commenced in the exercise of its fiduciary responsibilities or such information should be furnished in the exercise of its fiduciary responsibilities. Federated has the right to terminate the Agreement should its Board of Directors determine that a Competing Transaction is more favorable from a financial point of view to its shareholders than the Exchange.

     To   date   no   communications    regarding   Competing
Transactions have been received by Federated.

CONDITIONS TO CONSUMMATION OF THE EXCHANGE

     The obligations of the parties to consummate the Exchange are subject to the satisfaction (or waiver) of the following conditions at or prior to closing: (i) the other parties shall have performed in all material respects their obligations under the Agreement; (ii) the representations and warranties of the other parties contained in the Agreement shall be true and correct in all material respects; (iii) the other parties shall have secured all consents required for its consummation of the Exchange; (iv) no statute, rule, regulation, executive order, decree, ruling or preliminary or permanent injunction existing which prohibits, restrains, enjoins or restricts the consummation of the Exchange; (v) the effectiveness of this Registration Statement; (vi) the approval by the shareholders of Federated of the Amendment; and (vii) the absence of certain material changes or events on the part of the other parties.

     The obligations of Federated to consummate the Exchange are subject to the satisfaction (or waiver) of the following conditions: (i) the execution of a consulting agreement between Federated and Harry J. Fallon ("Fallon"); (ii) the appointment of Fallon to the position of Vice Chairman, and the appointment of a nominee of Fallon to the Board of Directors; (iii) the execution of employment agreements with Jane A. Christy and certain Federated administrative and sales personnel; and (iv) the maintenance of a New Jersey office facility.

     The obligations of Mr. Blaustein to consummate the Exchange is subject to the satisfaction (or waiver) of the following conditions: (i) the resignation by all of Federated's current directors and officers; (ii) Federated's net worth being at least $400,000 as of the closing date;
(iii) the execution of employment agreements with Jane A. Christy and certain Federated administrative and sales personnel; and (iv) the delivery of an opinion by Bederson & Co., Federated's independent auditors, that the Exchange qualifies as a tax-free reorganization under the U.S. Tax Code.

TERMINATION

     The Agreement may be terminated (i) at any time prior to closing by mutual consent of the parties; (ii) by Federated if Mr. Blaustein or Wise breaches or otherwise fails to meet an obligation under the Agreement; (iii) by Mr. Blaustein if Federated breaches or otherwise fails to meet an obligation under the Agreement; or (iv) by Federated if Federated determines in good faith that a Competing Transaction, as described above, is more favorable from a financial point of view to its shareholders than the Agreement and the transactions contemplated thereby. Upon a termination under
(iv) above, Federated must pay up to $50,000 of Mr. Blaustein's reasonable out-of-pocket expenses in connection with the Exchange.

AMENDMENTS AND WAIVERS

     The Agreement may not be amended except by an instrument in writing signed on behalf of the parties thereto. The Agreement provides that at any time before the closing of the Exchange, either Federated, Mr. Blaustein or Wise may waive any inaccuracies in the representations and warranties of any other party contained in the Agreement and waive compliance by any other party with any of the agreements or conditions contained in the Agreement.

EXPENSES

     Except as described in "The Exchange -- Proxies" above, whether or not the Exchange is consummated, all costs and expenses incurred in connection with the Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses.

                         BUSINESS OF FEDERATED

PRINCIPAL PRODUCTS AND SERVICES

     Federated and its wholly-owned subsidiary are engaged in one segment of the electronics industry: the assembly and marketing of a broad range of electronic parts, components and related equipment (including, for example, such items as semi-conductors, wire, transformers, relay systems, capacitors and electronic tubes) to industrial customers.

     Federated conducts its business through its two locations in Cliffwood, New Jersey, and Allentown, Pennsylvania, and through the direct solicitation of certain industrial customers by Federated's own sales personnel.

     Federated  assembles  and  markets  a   broad  range  of
products, none of which accounted for 15% or more of Federated's consolidated revenues during fiscal 1996, fiscal
1995 or fiscal 1994.

SOURCES AND AVAILABILITY OF RAW MATERIALS

     The products marketed and distributed by Federated are obtained either through distributorship agreements or are otherwise normally available to Federated from a number of commercial sources on a competitive basis. While Federated has not generally experienced difficulties in obtaining such products, a supplier of electronic parts to Federated terminated Federated's appointment as a distributor in 1993. There can be no assurances that Federated will not be terminated by any of its other suppliers or that any such termination will not have a material adverse impact on Federated's results of operations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

PATENTS, TRADEMARKS AND LICENSES

     Federated   does   not  hold  any  patents,  trademarks,
licenses, franchises or concessions with respect to its continuing operations.

SEASONAL BUSINESS

     Federated's  business   is  generally  not  affected  by
seasonal factors.

WORKING CAPITAL ITEMS

     Management believes that Federated's inventory practices and other practices which impact working capital are similar to those employed by other similarly sized distributors doing business in this segment of the electronics industry. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

MATERIAL CUSTOMERS

     During fiscal 1996, net sales by Federated to its largest customer comprised approximately 4% of Federated's consolidated net sales. Given Federated's current liquidity situation and Federated's need to significantly improve its sales revenues, there can be no assurances that the loss of this or any other customer would not have a material adverse effect on Federated.

     All but a nominal amount of Federated's sales are made to industrial customers within the continental United States.

GOVERNMENT CONTRACTS

     No  portion  of  Federated's  business   is  subject  to
renegotiation of profits or to termination of contracts or subcontracts at the election of the Government.

COMPETITIVE CONDITIONS

     Federated faces intense competition from numerous companies assembling and marketing products similar to those sold by Federated. Many of Federated's competitors are substantially larger than Federated, have greater resources, larger staffs, more extensive facilities and equipment, and offer a broader range of products than Federated. Competition is generally based upon price, service and breadth of product lines offered. In addition, Federated believes that the industry is moving towards a reduction in the number of distributors which service each customer, a trend which management believes favors the larger distributors and negatively impacts Federated. As a result of these factors, there can be no assurances that Federated will be able to reverse its negative operating results and return to profitability.

RESEARCH AND DEVELOPMENT

     During  fiscal  1996  and  the interim periods of fiscal
1997, Federated did not spend any amount on research and development activities.

ENVIRONMENTAL MATTERS

     Management    believes    that    Federated's    capital
expenditures, earnings and competitive position have not been affected by compliance with Federal, State and local laws relating to the protection of the environment.

NUMBER OF EMPLOYEES

     As of October 1, 1997, Federated had 17 employees, 2 of whom were engaged in administration, 9 in clerical and shipping positions, and 6 in sales. This represents a reduction of 4 employees from the fiscal year 1995, all of whom were laid off in February, 1996 as part of management's plan to reduce overhead expenses. Federated is not a party to any collective bargaining agreement and considers its employee relations to be satisfactory.

PROPERTY

     Federated currently operates its principal administrative, sales and warehousing facilities from a 11,600 square foot facility located in Cliffwood, New Jersey. The annual rental during the current term under the terms of a 6-year net lease (i.e., the annual rental is exclusive of property taxes and all other property-connected charges payable by Federated) is $58,000. Federated also leases approximately 2,800 square feet in a building in Allentown, Pennsylvania, on a month-by-month basis for a minimum annual rental of $10,800.

     Management  believes  that  the  present  facilities are
adequate   to   meet   Federated's   current  and  reasonably
foreseeable needs.

LEGAL PROCEEDINGS

     Federated is not a party to, nor is any of its property the subject of, any material pending legal proceedings, other than ordinary routine litigation incidental to its business.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     Federated did not submit any matters  to  a  vote of its
shareholders,   through   the   solicitation  of  proxies  or
otherwise, during the fourth quarter of fiscal 1996.

                       FEDERATED PURCHASER, INC.
            SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

     The consolidated selected financial data of and for each of the five years in the period ended October 31, 1996 have been derived from the audited financial statements of Federated. The selected financial data for the nine months ended July 31, 1997 and 1996 are unaudited but include, in the opinion of management, all adjustments necessary for a fair presentation of such data. Results for the nine months ended July 31, 1997 are not necessarily indicative of results to be expected for the entire fiscal year. These data should be read in conjunction with, and is qualified in its entirety to, the related financial statements and notes included elsewhere in this Proxy Statement.


                             Unaudited
                         Nine Months Ended                                            Year Ended
                              JULY 31,                                                OCTOBER 31,
                       1997             1996             1996            1995             1994           1993            1992
Net sales           $2,515,054       $3,008,004    $3,980,560(1)   $4,118,799(1)      $6,281,006      $6,245,276      $6,794,007
Net loss from
 continuing
 operations          (164,015)        (270,176)        (414,826)       (546,062)       (373,849)       (315,621)       (182,144)
Net loss per
 share from
 continuing
 operations              (.10)            (.17)            (.26)           (.34)           (.22)           (.19)           (.11)
Cash
 dividends
 paid                       --               --               --              --              --              --           --
Cash
 dividends
 paid per
 share                     .00              .00              .00             .00             .00             .00             .00
Total assets         1,127,031        1,355,967        1,287,324       1,605,604       2,768,863       2,788,001       2,995,410
Working
 capital               344,129          639,351          490,614         871,875       1,452,970       1,852,245       2,210,571
Current ratio            1.7:1            2.6:1            2.0:1           3.5:1           2.5:1           4.0:1           5.0:1
Long-term debt
                        11,510           21,729           18,955          29,697          44,989          69,613              --
Stockholders'
 equity                585,892          894,557          749,907       1,164,733       1,755,240       2,129,089       2,444,997
Stockholders'
 equity per
 share                 $   .36       $      .52       $      .47      $      .72       $    1.03       $    1.25       $    1.44

(1) The data for fiscal years 1995 and 1996 reflect the divesture of a former Federated subsidiary, Freedom. See further discussion at Management's Discussion and Analysis of Financial Condition and Results of Operation for the fiscal years ended October 31, 1996, 1995 and 1994.

       The combined pro forma selected financial data for the period ended July 31, 1997 and the three years ended October 31, 1996, 1995 and 1994 have been derived from the pro forma financial statements attached hereto. The selected financial data for the nine months ended July 31, 1997 are unaudited. Results for the nine months ended July 31, 1997 and the three years ended October 31, 1996, 1995 and 1994 are not necessarily indicative of results to be expected. These data should be read in conjunction with, and is qualified in its entirety to, the related financial statements and notes included elsewhere in this Proxy Statement/Prospectus.


                     Nine Months Ended   Year Ended October  Year Ended October Year Ended October
                       July 31, 1997          31, 1996            31, 1995           31, 1994
                         UNAUDITED            UNAUDITED           UNAUDITED          UNAUDITED
Net sales                 $8,727,434           18,844,036         20,003,946         18,252,546
Net income (loss)
from
 continuing                 (68,914)               50,080           (47,516)          (130,126)
 operations
Net income (loss)
per
 share from
 continuing                    (.01)                  .01              (.01)              (.02)
 operations
Cash
 dividends
 paid                             --                   --                 --                 --
Cash
 dividends
 paid per
 share                           .00                  .00                .00                .00
Total assets               4,402,679            4,589,829          5,189,087          5,682,764
Working
 capital                   2,272,382            2,584,101          2,486,581          2,552,160
Current ratio                 2.35:1               2.79:1             2.27:1             2.10:1
Long-term debt               619,762               30,942            698,269          1,125,810
Stockholders'
 equity                    2,219,179            3,088,093          3,032,013          3,149,974
Stockholders'
 equity per
 share                    $      .36           $      .50           $    .49           $    .51

      MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                AND RESULTS OF OPERATIONS FOR FEDERATED

FOR THE FISCAL YEARS ENDED OCTOBER 31, 1996, 1995 AND 1994

     GENERAL

     Federated has experienced significant operating losses throughout the past five operating periods. For fiscal 1996, fiscal 1995, fiscal 1994, fiscal 1993 and fiscal 1992, Federated incurred losses of $414,826, $546,062, $373,849, $315,621 and $182,144, respectively. As a result of negative cash flows associated with these losses, as of October 31, 1996, working capital had decreased 79.5% to $490,614 from $2,389,580 at October 31, 1991 and Federated had an accumulated deficit of $1,053,333. While management is seeking to address these problems by increasing sales and reducing operating costs, there can be no assurances that Federated will be successful in its efforts to improve either its liquidity position or operating results. In addition, because Federated currently has no access to any outside source of capital (except for an existing equipment financing arrangement), management must meet its short-term capital requirements solely from cash from operations (if any) and existing cash reserves. There can be no assurances that Federated's cash reserves will be sufficient to satisfy Federated's capital requirements or that Federated's inability to obtain capital from outside sources will not force Federated to seek protection under the United States Bankruptcy Code.

     In November 1994, Federated divested its subsidiary, Freedom. In accordance with generally accepted accounting principles, the divestiture of the operations of Freedom has not been accounted for as a discontinued operation because Freedom was not a separate business entity. As a result, management's discussion compares (i) Federated's results of operations for fiscal 1996 (which do not include Freedom) to Federated's results of operations for fiscal 1995 (which do not include Freedom), (ii) Federated's results of operations for fiscal 1995 (which do not include Freedom) to Federated's results of operations for fiscal 1994 (which include Freedom) and (iii) Federated's results of operations for fiscal 1995 to Federated's Pro Forma results for fiscal 1994 (which include Freedom). Management believes this approach more accurately reflects Federated's recent financial performance.

     RESULTS OF OPERATIONS

     Federated recognized losses of $414,826 for fiscal 1996, $546,062 for fiscal 1995, and $373,849 for fiscal 1994 on net sales of $3,980,560 in fiscal 1996, $4,118,799 in fiscal 1995 and $6,281,006 in fiscal 1994. The loss of
$414,826 for fiscal 1996 represents a decrease of $131,234, or 24.0%, when compared to the loss for fiscal 1995, but represents an increase of $51,557 or 14.2% when allowing for the one-time charge of $182,791 attributable to the Divestiture. The loss of $546,062 for fiscal 1995 represents an increase of $172,213, or 46.1%, when compared to the loss for fiscal 1994, such increase attributable to the loss realized on the Divestiture.

     Net sales for Federated were $3,980,560  for  fiscal  1996  as compared to
$4,118,799  for  fiscal  1995,  representing  a  3.4% decrease.  Net sales  for
Federated were $4,118,799 for fiscal 1995 (after giving effect to the Divestiture) as compared to $6,281,006 for fiscal 1994, representing a 34.4% decrease. This decrease is attributable to the effects of the Divestiture, partially offset by a 20.2% increase in Federated's net sales from $3,427,049 in fiscal 1994 (without consideration of Freedom).

     The decrease in Federated's net sales for fiscal 1996 represents a reversal of the modest sales increase achieved by Federated in fiscal 1995 (after giving effect to the Divestiture). Management expects that significant further improvement in Federated's sales along with a reduction in operating costs will be required to sustain operations during the upcoming operating period ("fiscal 1997") and in the future. There can be no assurances that Federated will be successful in its efforts to increase sales, reduce costs or improve profitability. Moreover, the likelihood of achieving the necessary sales increase is diminished by a variety of factors, including the slowdown in the electronics segment of the national economy, the loss of certain customers due to the departure of key sales personnel to competitors and certain other industry trends. In addition, prior gains in sales revenue by Federated have necessarily been achieved at lower gross margins, which has mitigated the impact of such sales gains on Federated's results of operations. As a result, there can be no assurances that any increase in sales activity can be maintained, (as evidenced by the decline in sales for fiscal 1996), or that such sales increases will be achieved at gross profit margins sufficient to return Federated to profitability. As a result of these uncertainties, Federated's independent auditors have included a paragraph which raises substantial doubt regarding Federated's ability to continue as a going concern. Moreover, if Federated does not generate sufficient cash flow to sustain operations in fiscal 1997, Federated may have to seek protection under the United States Bankruptcy Code. See Note 2 of Federated's consolidated Financial Statements.

     Cost of sales for Federated were $3,128,019 for fiscal 1996 as compared to $3,172,060 for fiscal 1995, (after giving effect to the Divestiture) representing a decrease of $44,041. This decrease is solely attributable to lower sales volume. For fiscal 1995, cost of sales decreased 35.4% from $4,907,644 (including Freedom) to $3,172,060, as a result of the Divestiture. Cost of sales for Federated were $3,172,060 in fiscal 1995 as compared to $2,591,436 in fiscal 1994 (without consideration of Freedom), representing an increase of $580,624, or 22.4%. The increase in cost of sales for Federated in fiscal 1995 is primarily attributable to the increase in Federated's sales volume for that period as well as price increases imposed on Federated by its suppliers.

     As a percentage of sales, Federated's cost of sales were 78.6%, 77.0% and 75.6%, for fiscal 1996, fiscal 1995 and fiscal 1994, respectively. The increase in cost of sales as a percentage of sales and corresponding lower gross margins is attributable to management's decision to rebuild Federated's sales base by reducing prices to remain competitive with the larger distributors. While Federated's sales levels for fiscal 1996 remain higher than sales for fiscal 1994 (without consideration of Freedom), the resulting decrease in gross margins has negatively impacted Federated's results of operations. Moreover, gross margins have been further reduced by price increases imposed by Federated's suppliers, most of which Federated is unable to pass along to its customers. Federated's gross profit percentage for fiscal 1996 was 22.0% as compared to 23.0% for fiscal 1995 and 24.4% for fiscal 1994. There can be no assurances that Federated's gross margins will not be further reduced in the future by intense price competition, price increases imposed by Federated's suppliers, or a combination of these factors.

     Selling, shipping, general and administrative ("SSG&A") expenses for Federated were $1,286,444, or 32.3%, of net sales for fiscal 1996 as compared to $1,353,609, or 32.9% of net sales, for fiscal 1995 and $1,687,016, or 26.9%
of net sales for fiscal 1994. The decrease of $67,165 for fiscal 1996 when compared to fiscal 1995 is the result of a reduction in costs attributable to a decline in warehouse salaries of 48%, a reduction in office salaries of 17%, a decrease in insurance costs of 38% and a fall in bad debt expenses of 61%. These decreases were partially offset by an increase in sales salaries of 7% and non-recurring severance payments to certain employees totalling $2,712, as a result of management's decision to reduce its administrative overhead. See "Business of Federated - Number of Employees" above. Management anticipates that further reductions in SSG&A expenses will be necessary to reverse

Federated's negative results of operations. The decrease of $333,407 in SSG&A expenses for fiscal 1995 when compared to fiscal 1994 is attributable to the effects of the Divestiture. SSG&A expenses for Federated for fiscal 1995 were $1,353,609, or 32.9% of net sales, as compared to $1,268,985, or 37.0% of net sales for fiscal 1994 (without consideration of Freedom). The increase of $84,624 for fiscal 1995 is attributable to the increase in sales, purchasing and office salaries and expenses, while the decrease as a percentage of sales is attributable to the 20.2% increase in Federated's sales volume.

     Depreciation and amortization expenses were $11,575 for fiscal 1996, $11,260 for fiscal 1995 and $47,337 for fiscal 1994. The substantial reduction in fiscal 1996 and fiscal 1995 when compared to fiscal 1994 is attributable to the effects of the Divestiture.

     Interest earned on Federated's cash reserves and marketable securities was $14,830 for fiscal 1996 as compared to $32,530 for fiscal 1995 and $1,637 for fiscal 1994. The decrease of $17,700 for fiscal 1996 when compared to fiscal 1995 was attributable to lower cash balances which continue to deteriorate as a result of Federated's recurring operating losses. The increase of $30,893 for fiscal 1995 when compared to fiscal 1994 was the result of higher cash balances and marketable securities purchased with proceeds received from the Divestiture, all of which have been used to sustain operations during the past two operating periods.

     LIQUIDITY AND CAPITAL RESOURCES

     Cash and cash equivalents decreased by $90,597, $38,500, $40,540 for fiscal 1996, fiscal 1995 and fiscal 1994, respectively. During fiscal 1996, Federated used net cash of $190,456 from operating activities, primarily from the $414,826 net loss for the year, partially offset by a decrease of $77,835 in inventory and an increase of $127,913 in accounts payable and accrued expenses. Federated generated cash of $110,601 from investing activities for fiscal 1996, primarily through the receipt of $99,744 on the redemption of marketable securities and the collection of $35,000 in notes receivable, partially offset by a $23,672 increase in association membership costs. The collection of $35,000 in notes receivable is due to the renegotiation by Federated of certain terms relating to debt owed by Freedom to Federated as a result of the Divestiture. During fiscal 1996, Federated used cash of $10,742 for payments on long-term debt.

     Federated's liquidity position has been and continues to be adversely affected by a variety of factors, including the $414,826 loss for fiscal 1996, the loss of $546,062 for fiscal 1995 and the loss of $373,849 for fiscal 1994. Moreover, Federated's liquidity position may be further negatively impacted to the extent that certain trends, including intense competition from larger competitors in the electronics industry and the migration of certain customers from smaller to larger distributors, continue to decrease Federated's sales levels, gross profit margins, or both. While Federated enhanced its short-term liquidity position through the one-time receipt of $755,845 in cash from the Divestiture, those proceeds have been used to sustain operations during the past two operating periods. Thus, Federated's ability to satisfy its fixed costs of operations in the future will depend upon management's success in increasing sales, improving gross margins, reducing operating costs, securing additional lines of credit from outside lenders or entering into other strategic alliances. Due to Federated's impaired liquidity position, negative financial performance, reliance on cash from net profits to sustain operations and certain other factors, Federated's independent auditors have raised substantial doubt regarding Federated's ability to continue as a going concern. See Note 2 to Federated's Consolidated Financial Statements. If Federated is not successful in achieving any or all of these strategic objectives, it may have to seek protection under the United States Bankruptcy Code.

     During fiscal 1995, Federated used net cash of $602,848 from operating activities, primarily as a result of the $546,062 net loss for the year, a $117,488 increase in accounts receivable, a $52,354 decrease in accounts payable and a $45,540 decrease in accrued expenses, partially offset by the effects of the Divestiture, a $51,385 decrease in prepaid expenses and a $18,546 decrease in inventories. Federated generated cash from investing activities of $638,972 for fiscal 1995, primarily from the $755,845 proceeds on the Divestiture, used cash of $286,224 to purchase marketable securities, and redeemed marketable securities of $192,439. During fiscal 1995, Federated used cash of $74,624 to pay off a note payable in the amount of $63,999 and long-term debt in the amount of $10,625.

     Federated currently has no access to any outside source of capital, except for approximately $19,000 outstanding under an existing equipment financing arrangement. While management has sought and will continue to seek new sources of financing from other financial institutions, no such arrangement has yet been established. As a result, management must meet all of its short-term capital requirements from cash from operations (if any) and existing cash reserves, which continue to deteriorate as a result of Federated's recurring operating losses. Given the magnitude of Federated's recent operating losses, there can be no assurances that Federated's current cash reserves, which were $95,918 at October 31, 1996, will be sufficient to satisfy Federated's operating and/or financial requirements or that Federated's inability to obtain capital from outside sources will not force Federated to seek protection under the United States Bankruptcy Code.

     In fiscal 1994, Federated received notification from its lender that its credit line had been withdrawn and that monies borrowed in the amount of $63,999 were due and payable. This obligation was paid in full in November 1994. Prior to the Divestiture, Federated also maintained a separate agreement with another lender under which Freedom could borrow up to $250,000, such borrowings secured by Freedom's eligible inventories and accounts receivable. As of October 31, 1994, Freedom had borrowed $250,000 against this line of credit. As part of the Divestiture, Federated no longer has access to, nor obligation to repay debt incurred under, this line of credit.

     During fiscal 1994, Federated used $294,765 from operating activities, primarily as a result of the $373,849 net operating loss for the year, a $42,624 increase in inventories, a $30,001 increase in prepaid expenses and a $17,906 increase in accrued expenses. Federated used $35,150 in investing activities for equipment purchased and additional association membership costs. During fiscal 1994, Federated borrowed $400,000 on available lines-of-credit, partially offset by payments of $86,001 against the lines-of-credit and $24,624 against outstanding long-term debt.

     Federated's ratio of current assets to current liabilities at October 31, 1996 declined to 2.0:1 from 3.5:1 at October 31, 1995 (after giving effect to the Divestiture). The decrease is primarily attributable to the impact of the $414,826 operating loss on Federated's cash position. Federated had working capital of $490,614 at October 31, 1996 down $381,261, or 43.7%, from $871,875 at October 31, 1995, primarily as a result of the operating loss for that period. Working capital for Federated at October 31, 1995 declined $344,467, or 28.3% as compared to $1,216,342 for Federated at October 31, 1994 (without consideration of Freedom) and $581,095, or 40.0%, at October 31, 1994 (including Freedom).

     The future aggregate minimum commitment of Federated under its lease on its principal operating facilities is as follows:


       YEARS ENDED OCTOBER 31,                   AMOUNT
                1997                            $58,000
                1998                             58,000
           Due thereafter                         9,667
                                               $125,667

     Federated's stockholders' equity in fiscal 1996 amounted to $749,907 which is equivalent to a book value per common share of $.47. In fiscal 1995 and fiscal 1994, comparable figures for stockholder's equity were $1,164,733, or $.72 per common share and $1,755,240, or $1.03 per common share.

     Federated maintains its records on the accrual basis of accounting. Income is recorded when earned and expenses are recorded when incurred. Federated accounting policies with respect to customer right of returns are governed upon written authorization by Federated except for special order items.

FOR THE NINE MONTHS ENDED JULY 31, 1997, AND JULY 31, 1996

     RESULTS OF OPERATIONS

     Federated recognized a loss of $164,015 for the nine months ended July 31, 1997 on net sales of $2,515,054 compared to a loss of $270,176 for the nine months ended July 31, 1996 on net sales of $3,008,004. The loss of $164,015 for the nine months ended July 31, 1997 represents an improvement of $106,161 when compared to the loss of $270,176 for the nine months ended July 31, 1996. Despite the relative improvement in the magnitude of the loss when compared with the nine months ended July 31, 1996, the loss represents a continuation of repeated significant operating losses experienced by Federated since prior to 1992. As a result of negative cash flows associated with these losses, as of July 31, 1997, working capital had decreased to $344,129 and Federated had an accumulated deficit of $1,217,348. Because Federated currently has no access to any outside source of capital (except for an existing equipment financing arrangement), management must meet its short-term capital requirements solely from cash from operations (if any) and existing cash reserves. At July 31, 1997, Federated's cash reserves were $102,341. There can be no assurances that Federated's cash reserves will be sufficient to satisfy Federated's capital requirements or that Federated's inability to obtain capital from outside sources will not force Federated to seek protection under the United States Bankruptcy Code.

     Net sales were $2,515,054 for the nine months ended July 31, 1997 as compared to $3,008,004 for the nine months ended July 31, 1996, a decrease of $492,950 or 16.4% under the prior year. Net sales were $836,668 for the three months ended July 31, 1997 as compared to $1,009,865 for the three months ended July 31, 1996 a decrease of $173,197 or 17.2% under the prior year. This decrease  in  net  sales  is  a  result  of  intense  competition  from  larger competitors, as well as certain other industry trends which negatively impact smaller electronics distributors such as Federated. These competitive circumstances have continued to reduce Federated's sales volume, which, along with gross margins, must improve in the short term for Federated to reverse its negative results of operations. The likelihood of achieving the necessary increases in both sales volume and gross margins continues to be compromised by several factors, including the loss of certain customers due to the departure of key sales personnel, intense industry competition which has resulted in management seeking additional sales volume through price reductions, and certain other industry trends which adversely impact smaller electronics distributors. These trends include the consolidation of other small distributors, the increase in the use of technology (which Federated's limited capital resources have not permitted it to acquire), the diminished availability of capital within the business, marketplace changes favoring value-added services, and the reduction of franchises by major vendors. While management continues its effort to improve sales volume while preserving Federated's current customer base, there can be no assurances that management will succeed in achieving the sales increases, improved margins and cost reductions which are necessary to reverse Federated's negative results of operations.

     Cost of sales were $1,919,823 or 76.3% of sales for the nine months ended July 31, 1997 compared to $2,333,366 or 77.6% of sales for the nine months ended July 31, 1996. Cost of sales were $636,828 or 76.1% of sales for the three months ended July 31, 1997 compared to $789,204 or 78.1% of sales for the three months ended July 31, 1996. The decrease in cost of sales for both the nine months and three months ended July 31, 1997 is the result of Federated's decrease in sales volume. The gross profit percentage for the nine months ended July 31, 1997 was 23.7% compared to 22.4% for the nine months ended July 31, 1996. The gross profit percentage for the three months ended July 31, 1997 was 23.9% compared to 21.9% for the three months ended July 31, 1996. There can be no assurances that the minor improvement in Federated's gross margin can be sustained, or that lower gross profits associated with the reduction in sales volume will not force Federated to seek protection under the United States Bankruptcy Code.

     Selling, shipping and general and administrative ("SSG&A") expenses were $774,253 for the nine months ended July 31, 1997, compared to $961,007 for the nine months ended July 31, 1996, a decrease of $186,754 or 19.4% as compared to the prior comparable period. For the three months ended July 31, 1997, selling, shipping and general and administrative expenses were $275,579 as compared to $304,259 for the three months ended July 31, 1996, a decrease of $28,680 or 9.4% as compared to the prior comparable period. The decrease is a result of reductions in: sales salaries by 19%, warehouse salaries by 45%, administrative salaries by 14%, advertising expenses by 90%, telephone expenses of 31% and office expenses of 33%. The decreases in salaries are the result of management's decision to downsize Federated's labor force. Federated did not incur any severance expenses from these reductions in force. Management anticipates that further reductions in SSG&A expenses will be necessary to reverse Federated's negative results of operations.

     LIQUIDITY AND CAPITAL RESOURCES

     Federated's liquidity position has been and continues to be adversely affected by a variety of factors, including the operating loss of $414,826 for the year ended October 31, 1996 and the operating loss of $164,015 for the nine ended July 31, 1997. Moreover, Federated's liquidity position may be further negatively impacted to the extent that certain trends, including intense competition from larger competitors in the electronics industry and the migration of certain customers from smaller to larger distributors, continue to decrease Federated's sales levels, gross profit margins, or both. While Federated enhanced its short-term liquidity position when it received a one-time cash payment of $755,845 from its November 15, 1994 divestiture of a former subsidiary, Freedom Electronics, those proceeds have been used to sustain operations since that time. Thus, Federated's ability to satisfy its fixed costs of operations in the future will depend upon management's success in increasing sales, improving gross margins, reducing operations costs, securing additional lines of credit from outside lenders or entering into strategic alliances. Due to Federated's impaired liquidity position, negative financial performance, reliance on cash to sustain operations and certain other factors, Federated's independent auditors raised substantial doubt regarding Federated's ability to continue as a going concern in Federated's annual report for the year ended October 31, 1996. If Federated is not successful in achieving any or all of its strategic objectives, it may have to seek protection under the United States Bankruptcy Code.

     Cash and cash equivalents increased by $6,423 for the nine months ended July 31, 1997 compared to a decrease of $57,889 for the nine months ended July 31, 1996. For the nine months ended July 31, 1997, Federated provided cash of $568 from operating activities primarily as a result of a decrease in accounts receivable of $85,321, a decrease of $35,097 in inventories an increase of $59,330 in accounts payable offset by the net loss of $164,015 and a decrease of $29,413 in accrued expenses. Federated generated cash from investing activities of $13,300 from the collection of $15,000 in notes receivable offset by $1,700 in association membership costs. During the nine months ended July 31, 1997, Federated used cash of $7,445 for notes payable. The collection of $15,000 in notes receivable is due to Federated's renegotiation of certain payment terms relating to debt owed by Freedom in relation to the divestiture described above.

     Based upon the Company's continuing losses, the Company has experienced periods of declining cash balances, which have negatively impacted the accounts payable balances of trade creditors. The Company has been slow in the payment of its accounts payable and approximately 50% of its accounts payable are over 30 days old and 16% are over 60 days old. On open trade accounts payable for unsecured creditors, the Company has no knowledge of any pending or threatened legal actions which would force the Company into bankruptcy.

     Federated currently has no access to any outside source of capital, except for approximately $11,500 outstanding under an existing equipment financing arrangement. While management continues to seek new sources of financing from other financial institutions, no such arrangements has yet been established.

     A supplier of electronic parts to Federated Purchaser terminated Federated Purchaser's franchise agreement as an Industrial Electronic Distributor effective July 1, 1997. Federated expects to continue to be able to obtain electronic parts from that supplier through a cooperative purchasing group.

     Federated maintains its records on the accrual basis of accounting. Income is recorded when earned and expenses are recorded when incurred. Federated's accounting policies with respect to customer right of returns are governed upon written authorization by Federated except for special order items.

     Federated's balance sheet at July 31, 1997 reflects working capital of $344,129 as compared to $639,351 at July 31, 1996, which represents a decrease of $295,222.

     Federated's stockholders' equity is $585,392 at July 31, 1997, equivalent to a book value per share of $.36.

     CAPITAL RESOURCES - WORKING CAPITAL REQUIREMENTS

     Federated currently has no access to any outside source of capital, except for approximately $11,500 outstanding under an existing equipment financing arrangement. While management continues to seek new sources of financing from other financial institutions, no such arrangements has yet been established.

     Federated  maintains its records  on  the  accrual  basis  of  accounting.
Income is recorded when earned and expenses are recorded when incurred. Federated's accounting policies with respect to customer right of returns are governed upon written authorization by Federated except for special order items.

     Federated's balance sheet at July 31, 1997 reflects working capital of $344,129 as compared to $639,351 at July 31, 1996, which represents a decrease of $295,222.

     Federated's stockholders' equity is $585,392 at July 31, 1997, equivalent to a book value per share of $.36.

                     DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The authorized common stock of Federated consists of shares of Common Stock, par value $.10 per share. All shares of Common Stock currently outstanding are fully paid and non-assessable, not subject to redemption and without preemptive or other rights to subscribe for or purchase any proportionate part of any new or additional issues of stock of any class or of securities convertible into stock of any class.

     VOTING

     Holders of Common Stock are entitled to one vote per share, and vote on all matters as a single class.


     DIVIDENDS

     Holders of Common Stock are entitled to receive dividends equally on a per share basis if and when such dividends are declared by the Board of Directors of Federated from funds legally available therefor.

     LIQUIDATION

     Holders Common Stock share with each other on a ratable basis as a single class in the net assets of Federated available for distribution in respect of Common Stock in the event of liquidation.

     DISPARATE VOTING RIGHTS AND CONTROL BY MARTIN L. BLAUSTEIN

     Upon consummation of the Exchange, Martin L. Blaustein will control approximately 74% of Federated's common equity an equal percentage of its voting power.

PREFERRED STOCK

     Federated's Certificate of Incorporation does not authorize any preferred stock.

TRANSFER AGENT AND REGISTRAR

     Continental Stock Transfer and Trust Co. serves as Federated's transfer agent and registrar for its shares of Common Stock.

LIMITATION OF LIABILITY OF DIRECTORS

     The Certificate of Incorporation provides that a director will not be personally liable for monetary damages to Federated or its shareholders for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to Federated or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 719 of the New York Business Corporation Law (which prohibits the payment of dividends and approval of stock repurchases in certain circumstances), or (iv) for any transaction from which the director derived an improper personal benefit.

     While the Certificate of Incorporation provides directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate such duty. Accordingly, the Certificate of Incorporation will have no effect on the availability of equitable remedies, such as an injunction or rescission based on a director's breach of such director's duty of care. The provisions of the Certificate of Incorporation described above apply to an officer of Federated only if such person is also a director of Federated and is acting in his or her capacity as director, and do not apply to officers of Federated who are also directors, when acting in their capacity as officers.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Federated's By-Laws (the "By-Laws") provide for mandatory indemnification to the full extent permitted by the laws of the State of New York against and with respect to threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative, arising from or alleged to arise from, a party's actions or omissions as a director, officer, employee or agent of Federated or of any subsidiary of Federated or of any other corporation, partnership, joint venture, trust or other enterprise which has served in such capacity at the request of Federated if such acts or omissions occurred or were or are alleged to have occurred, while such party was a director or officer of Federated. In any situation in which indemnification is not mandatory, Federated may, to the full extent permitted by applicable law, indemnify all other persons whom it has the power to indemnify. Generally, under New York law, indemnification will only be available where an officer or director can establish that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Federated.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and is therefore unenforceable.

     Federated does not maintain any director's and officer's liability insurance, and has no current plans to purchase such insurance in the foreseeable future.

SECTION 912 OF THE NEW YORK BUSINESS CORPORATION LAW

     Subject to certain exclusions summarized below, Section 912 of the New York Business Corporation Law ("Section 912") prohibits any Interested Shareholder from engaging in a "business combination" with a New York corporation for five years following the date such person became an Interested Shareholder. Interested Shareholder generally includes (i) any person who is the beneficial owner of 20% or more of the outstanding voting stock of the corporation and (ii) any person who is an affiliate or associate of the corporation and who held 20% or more of the outstanding voting stock of the corporation at any time within five years before the date on which such person's status as an Interested Shareholder is determined. Subject to certain exceptions, a "business combination" includes the following transactions between a corporation and an Interested Shareholder: (i) any merger or consolidation involving the corporation, (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation, (iii) any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the Interested Shareholder, except pursuant to a transaction that effects a pro rata distribution to all shareholders of the corporation, (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation, proposed by or in agreement with the Interested Shareholder or an affiliate or associate thereof, (v) any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation that is owned directly or indirectly by the Interested Shareholder, and (vi) any receipt by the Interested Shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

     Section 912 does not apply to a business combination if (i) before a person became an Interested Shareholder, the board of directors of the corporation approved the transaction in which the Interested Shareholder became an Interested Shareholder, or the business combination, (ii) no sooner than five years after the Interested Shareholder acquires the shares, the business combination is authorized by a majority of the outstanding voting stock not beneficially owned by such Interested Shareholder, or any affiliate or associate thereof, (iii) the transaction meets certain requirements regarding the price and form of consideration to be paid for outstanding shares, and the Interested Shareholder has, since becoming an Interested Shareholder, received shares only on a proportionate basis with the remaining shareholders.

     Section 912 permits corporations to avoid application of its provisions by
amending its bylaws, with shareholder approval.   Federated has not adopted any
such amendment.

VOTING SECURITIES AND PRINCIPAL HOLDERS

     Only shareholders of record at the close of business on 1997 will be entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. As of such date, there were 1,611,317 shares of Federated's Common Stock, par value $0.10 per share (the "Common Stock"), outstanding.

     The following table indicates the effect of the Exchange on the holdings of the individuals known by Federated to own beneficially more than 5% of
Federated's  Common  Stock  as  of                  ,  1997.  Subsequent to the
Exchange, Martin L. Blaustein will own 4,491,988 shares of Common Stock, or approximately 73.6% of the class outstanding.


                                                                           PERCENT OF CLASS
Name and Address of                AMOUNT AND NATURE OF
BENEFICIAL OWNER (1)              BENEFICIAL OWNERSHIP(2)        BEFORE EXCHANGE        AFTER EXCHANGE
Harry J. Fallon                           304,285                             18.9%                   4.9%
123 Milligan Place
South Orange, NJ 07079

Peter Manganiello                         220,496                             13.7%                   3.6%
21 Heath Drive
Bridgewater, NJ  08807

Edward A. Cantor                          130,155                              8.1%                   2.1%
1203 West St. George Ave.
Linden, NJ 07036

Martin L. Blaustein                      4,491,988                             0.0%                  73.6%
26 Henry Street
Greenwich, CT 06830

______________________

<asterisk> Calculated assuming issuance only of the 4,491,988 shares to be issued in the Exchange, and not any additional shares which may be issued upon the occurrence of certain events subsequent to the Exchange.
     See  "The Agreement and Amendment -- Indemnification."

(1) Mr. Manganiello disclaims beneficial ownership of 59,765 common shares. Mr. Fallon and Mr. Cantor have sole voting and investment power regarding their respective shares.

(2)  Based  on  information  provided  to  Federated.    To  the  knowledge  of
     Federated, no other person as of record date is the beneficial owner of more than 5% of Federated's Common Stock.

                        DIRECTORS AND OFFICERS

COMMON STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     It is a condition to closing the Exchange that all of the currrent members of the Board of Directors resign. Under the terms of the Agreement, Mr. Fallon has the right to name 25% of the Board for two years after the Exchange closes. It is presently expected that New Federated's Board of Directors will consist of five members, of which Mr. Fallon will appoint himself and one additional person from the current Board of Directors. Wise Components has indicated its intention to name Martin L. Blaustein and Steven H. Fried to the Board of Directors, but has not named the third director it will appoint.

     The following table sets forth certain information respecting the number of shares of Federated's Common Stock which will be beneficially owned by each current director (and nominee for director) of Federated, the Chief Executive Officer, by all current directors, nominees and officers of Federated as a group, subsequent to the Exchange. Wise will also name an additional director, but has yet to finalize its decision.

                                                                          PERCENT OF CLASS(1)
Name of                                 AMOUNT AND NATURE OF
BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP(1)     BEFORE EXCHANGE        AFTER EXCHANGE
Harry J. Fallon                                      304,285                  18.9%                   4.9%
Martin L. Blaustein				   4,491,988(1)		       0.0%		     73.6%
Edmund J. Hoener                                       2,538                      *                      *
Edwin S. Shortess                                      3,178                      *                      *
Jane A. Christy                                       11,921                      *                      *
ALL DIRECTORS, CANDIDATES
 AND OFFICERS AS
A GROUP (4 PERSONS)                                  321,922                                          5.3%

_________________________

(1) Calculated assuming issuance only of the 4,491,988 shares to be issued in the Exchange, and not any additional shares which may be issued upon the occurrence of certain events subsequent to the Exchange. See "The Agreement and Amendment -- Indemnification."

<asterisk> Less than one percent of outstanding Common Stock.

THE BOARD OF DIRECTORS

     The following table identifies each member of the Board of Directors, the member's age, the period during which the member has served as a director, if any, the member's current position(s) with Federated, if any, the member's principal occupation and any other directorships held by the member in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or in any company registered as an investment company under the Investment Company Act of 1940.

Member                                   DIRECTOR OF                    Principal Occupation
                             Age          FEDERATED
                                            Since
Harry J. Fallon              70             1975         President of Federated
Martin L. Blaustein	     55             n/a          Chairman of Wise
Steven H. Fried		     35        	    n/a          Controller of Wise
Edmund L. Hoener             66             1977         Former Vice President of the Howard Savings Bank;
                                                         Retired
Edwin S. Shortess            77             1989         Former President of Shortess-Rawson Associates;
                                                         Retired
Jane A. Christy              61             1989         Vice President/Operations of Federated

     Mr. Fallon, President of Federated since 1974, has been a director of Federated since 1975. He is also a director of Hickok Electrical Instrument Co., a manufacturer of electronic test equipment, located in Cleveland, Ohio.

After the death of Federated's Chairman of the Board, Arthur C. Kammerman, in September 1992, Mr. Fallon served as acting Chairman of the Board of Federated until the election of Mr. Albert Zlotnick in 1993. Mr. Fallon has been serving as acting Chairman of the Board since Mr. Zlotnick's resignation of that position in May, 1996.


     Wise Components has indicated that it will name Mr. Blaustein to the Board of Directors of Federated upon the closing of the Exchange. Mr. Blaustein has been Chairman of Wise Components for more than five years, and in that capacity directed all aspects of a $15 million electronic component distribution business.

     Wise Components has also indicated that it will name Mr. Fried to the Board of Directors of Federated upon the closing of the Exchange. Mr. Fried has been Controller of Wise Components for more than five years, and has overseen all financial affiars of Wise Components during that period.

     Mr.  Hoener became a director  of  Federated  in  1977.   He  was  a  Vice
President of the Howard Savings Bank from October 1983 until his retirement in June 1990.

     Mr. Shortess became a director of Federated in 1989. From 1969 until his retirement in 1986, he was the founder and President of Shortess-Rawson Associates, a distributor of primarily electronic instrumentation and educational systems in the sciences and electronics.

     Ms. Christy became a director of Federated in 1989. She is currently Vice President of Operations of Federated and has been employed by Federated in various executive positions and offices for more than five years.

     None of the corporations or organizations with which Messrs. Hoener or Shortess has been employed during the past five years is a parent, subsidiary or other affiliate of Federated.

     During Federated's last fiscal year, the Board of Directors held four meetings; each director has attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served that were held during Federated's last fiscal year.

     The Audit Committee has the authority to make recommendations to the Board of Directors concerning the selection of Federated's independent auditors and to review with the independent auditors the scope and results of the annual audit. The incumbent members of this Committee are Messrs. Hoener and Fallon. During the last fiscal year, the Audit Committee held one meeting. As a member of this Committee, Mr. Hoener receives $200 for each meeting he attends. Mr. Fallon receives no remuneration for his activities as a Committee member.

     The Executive Committee has general authority over the supervision and direction of the finances and business of Federated and has the power and authority of the Board in the management of the business and affairs of Federated between meetings of the Board. The incumbent members of this Committee are Messrs. Shortess and Fallon. No meetings were held during the last fiscal year.

     Federated's Board of Directors has no standing nominating or compensation committees. The functions of the compensation committee were performed by the Board of Directors as a whole during the fiscal year ended October 31, 1996. The Board of Directors has assigned the responsibilities generally performed by the compensation committee to the Executive Committee for the fiscal year ending October 31, 1997.

EXECUTIVE OFFICERS

     The executive officers of Federated are set forth in the table below. All executive officers are chosen at the annual meeting or interim meetings of the Board of Directors and serve at the pleasure of the Board of Directors. It is anticipated that following the consummation of the Exchange, the three persons named below will continue in their current positions, and at least two additional persons will be named Executive Officers of Federated.


         NAME                      AGE                      POSITION                   PERIOD SERVED
Harry J. Fallon                    70             President                             Since 1974
Jane A. Christy                    61             Vice President/Operations             Since 1976
Marie Santasiri                    69             Secretary                             Since 1986

     All of the executive officers listed in the preceding table have been employed by Federated in various executive positions and offices for more than five years.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The Summary Compensation Table set forth below shows the compensation of the Chief Executive Officer of Federated for the past three fiscal years. The Chief Executive Officer is the only executive officer whose total annual salary and bonus exceeds $100,000.



			SUMMARY COMPENSATION TABLE

  NAME AND PRINCIPAL POSITION   	YEAR	  	SALARY

Harry J. Fallon, President and  	1996		$125,000
 Chief Executive Officer	    	1995            $125,000
                 	    		1994            $125,000

     Directors are not compensated for service as directors. Mr. Fallon received no other compensation other than the salary listed above.

EMPLOYMENT CONTRACTS

     In April 1986, Mr. Fallon entered into an employment agreement with Federated, the term of which commenced on November 1, 1986, expired on October 31, 1991 and was subsequently extended annually until October 31, 1996. The employment agreement provided that, among other things, Mr. Fallon will receive an annual salary in the amount of $125,000. Mr. Fallon has voluntarily waived the receipt of $20,000 of such annual salary for each of the years ended October 31, 1995, October 31, 1996 and October 31, 1997. Mr. Fallon executed a new Employment Agreement with Federated, on identical terms, as of May 1, 1997, ending on October 31, 1997. The terms of the Employment Agreement are being extended until the closing of the Agreement, at which point Mr. Fallon's sole compensation will be in in accordance with the Consulting Agreement described below.

     Under the terms of the Agreement, Mr. Fallon will enter into a Consulting Agreement with Federated, for a period of two years at cash compensation of $60,000 per year. Mr. Fallon's consulting services will include: overseeing the integration of the Federated operations into those of Wise, maintaining relationships with Federated's customers and suppliers, identifying opportunities for expansion within the New Jersey and Pennsylvania markets, advising management regarding strategic planning, and developing cost-control programs. The Agreement also provides for an employment agreement of one years' durations with Ms. Jane A. Christy, Vice President--Operations, at cash compensation of $62,500, with a $15,000 bonus to be paid on the first anniversary thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Fallon and Ms. Christy each served as a member of the Board of Directors, which acted in the place of a compensation committee during the fiscal year ended October 31, 1996. Mr. Fallon and Ms. Christy are also executive officers of Federated.

     During the fiscal year ended October 31, 1996, Mr. Fallon and Ms. Christy participated in deliberations concerning executive officer compensation in their capacities as members of the Board of Directors.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     Federated does not have a standing compensation committee. Decisions regarding compensation of Federated's executive officers generally are made by the Board of Directors as a whole. Pursuant to recently adopted rules designed to enhance disclosure of companies' policies regarding executive compensation, set forth below is a report submitted by Messrs. Fallon, Hoener, Shortess, and Ms. Christy, as members of Federated's Board of Directors, addressing Federated's compensation policies for 1995 as they affected Mr. Fallon, in his capacity as Chief Executive Officer of Federated, and other executive officers.

     Mr. Fallon is the only officer of Federated whose total compensation exceeded $100,000 during the fiscal year ended October 31, 1996.

     Mr. Fallon's current employment arrangement was negotiated by Federated on an arm's length basis and was designed to be competitive with compensation packages offered to other chief executive officers of similarly situated companies in the industry.

     During the fiscal year ending October 31, 1997, the Executive Committee of the Board of Directors will perform the functions of the compensation committee.

     The foregoing report has been furnished by Messrs. Fallon, Hoener, Shortess, and Ms. Christy.

PERFORMANCE GRAPH

     The following line graph compares cumulative total shareholder return on Federated's Common Stock since October 31, 1992, based on the market price and assuming reinvestment of dividends, with the cumulative total return of companies on Standard & Poor's Composite 500 Index and a peer group index comprised of electronic parts distributors.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            FEDERATED PURCHASER, INC., S&P 500 COMPOSITE INDEX AND
               PEER GROUP INDEX OF ELECTRONIC PARTS DISTRIBUTORS




<GRAPH>




                [graph illustrates relative performance
                          of Company shares]







Assumes $100 invested on October 31, 1991, at the prior day's closing market price in Federated's Common Stock, the S&P 500 Composite Index and a Peer Group Index comprised of Electronic Parts Distributors.


		 INDEXED RETURNS [10/31/91 =  100]

			    BASE
COMPANY/INDEX               YEAR	1992        1993         1994         1995         1996
FEDERATED PURCHASER         100.00       61.18       85.42        50.05        28.57       38.85
INC.
S&P 500 COMP-LTD     	    100.00      109.95      176.59       131.27       165.98      205.97
PEER GROUP(1)    	    100.00      140.67      168.76       167.15       215.54      197.41


_______________________

(1)  The Peer Group Index is comprised of the following:

           Peer Group

           All American Semiconductor	Nu Horizons Electrs Corp.
           Arrow Electronics Inc.	Pioneer Standard Electronics
           Avnet Inc.            	Premier Industrial CP.
           Bell Industries Inc.  	Richardson Elec Ltd.
           Electrocon Intl Inc.  	Southern Electronics Corp.
           Jaco Electronics Inc. 	Sterling Electronics
           Kent Electronics Corp.	Western Micro Technology Inc.
           Marshall Industries   	Wyle Laboratories
           Milgray Electronics Inc.	Zing Technologies, Inc.


     Although the foregoing companies are all distributors of electronic parts and may be considered to be in the same industry as Federated, each has significantly greater revenues and assets. Federated is unable to construct a peer group index comprised of companies in the industry with similar financial characteristics because such companies are privately held.

     Because Federated was delisted by NASDAQ in July, 1992, data from that time through October 31, are as reported by the National Quotation Bureau, Inc. and are based upon the average of high and low bid prices.

                           BUSINESS OF WISE

GENERAL

     Wise Components, Inc. ("Wise"), founded 22 years ago, distributes electronic components and wire and cable for voice and data networks. Its products range from capacitors to fiber optics to power modification and protection supplies. Founded as a local distributor, it has since expanded to include regional, national, and international clientele, with sales offices in Greenwich, Connecticut.

     Wise maintains sizeable inventories of voice and data products for LAN (local area network) and WAN (wide area network) installations. Supporting these product lines, Wise provides fiber and copper cable, connectors, patch panels and workstation information outlets, as well as numerous related items for all wiring topologies.

SOURCES AND AVAILABILITY OF RAW MATERIALS

     Wise obtains the products it markets and distributes either through distributorship agreements or through secondary commercial sources on the open market. In general, Wise has had no difficulties in obtaining such products; however, in 1995, Wise withdrew from The Genie Group, a cooperative supplier of electronic components. See "Legal Proceedings" below. Wise has been able to obtain by other means most of the products it previously purchased through Genie, but on occasion at higher cost. As a result of the Exchange, there can be no assurances that Wise will not be terminated by any of its other suppliers or that any such termination will not have a material adverse impact on the results of operations of the combined entity. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

PATENTS, TRADEMARKS AND LICENSES

     Wise does not hold any patents, trademarks, licenses, franchises or concessions with respect to its continuing operations.

SEASONAL BUSINESS

     Wise's business is generally not affected by seasonal factors.

WORKING CAPITAL ITEMS

     Management believes that Wise's inventory practices and other practices which impact working capital are similar to those employed by other similarly sized distributors doing business in this segment of the electronics industry. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

MATERIAL CUSTOMERS

     During fiscal 1996, net sales by Wise to its largest customer comprised approximately 13% of Wise's consolidated net sales, and 15% of its total accounts receivable balance. Given the competitiveness of the market for smaller electronics distributors, there can be no assurances that the loss of this or any other customer would not have a material adverse effect on Wise.

     Most  of  Wise's  sales  are  made  to  industrial  customers  within  the
continental  United  States.   International  sales  amount to less than 10% of
Wise's total sales.

GOVERNMENT CONTRACTS

     No portion of Wise's business is subject to renegotiation of profits or to termination of contracts or subcontracts at the election of the Government.

COMPETITIVE CONDITIONS

     Like Federated, Wise faces intense competition from numerous companies assembling and marketing products similar to its own. Although Wise has substantially greater resources than Federated, many of Wise's competitors are nevertheless substantially larger than Wise, with more capital resources, larger staffs, more extensive facilities and equipment, and a broader range of products. Competition is generally based upon price, service and breadth of product lines offered. Wise agrees with Federated that the industry is moving towards a reduction in the number of distributors which service each customer, a trend which management believes favors the larger distributors and negatively impacts Wise. As a result of these factors, there can be no assurances that either Wise or the combined entity will be able to maintain profitability.

RESEARCH AND DEVELOPMENT

     During fiscal 1996 and the interim periods of 1997, Wise did not spend any amount on research and development activities.

ENVIRONMENTAL MATTERS

     Management  believes  that  Wise's  capital  expenditures,   earnings  and
competitive position have not been affected by compliance with Federal, State and local laws relating to the protection of the environment.

NUMBER OF EMPLOYEES

     As of October 1, 1997 Wise had approximately 25 employees, 4 of whom were engaged in administration, 11 in clerical and shipping positions, and 10 in sales. Wise is not a party to any collective bargaining agreement and considers its employee relations to be satisfactory.

PROPERTY

     Wise currently operates its principal administrative, sales and warehousing functions in two facilities: a 7,500-square-foot warehouse/administrative location in Greenwich, Connecticut, and a 3,000-square-foot warehouse in Port Chester, New York. The leases for both of these locations are currently on a month-to-month basis, for a total rent of approximately $8,200 per month. Wise is planning to move in January of 1998 to a single, consolidated 15,000-square-foot facility in Stamford, Connecticut. Under the lease for the Stamford facility, total rent will be approximately $10,000 per month.

LEGAL PROCEEDINGS.

     Wise is a party to a dispute with The Genie Group, Inc. ("Genie"), concerning certain items for which Wise alleges it was improperly billed by Genie, and certain monies Genie alleges are owed by Wise. No civil action has commenced, and the maximum potential liability of Wise is for $23,786. Federated is not assuming liability for this dispute subsequent to the Exchange; Wise will remain liable for any judgment. (Wise will become a separately-incorporated subsidiary of New Federated after the closing of the Exchange.) Wise is not otherwise a party, nor is any of its property the subject of, any material pending legal proceedings, other than ordinary routine litigation incidental to its business.

RECENT DEVELOPMENTS

     In late 1996, Robert Berwick, a shareholder and officer of Wise, expressed his desire to reduce his role in Wise, believing that increased family responsibilities would no longer permit him to serve both as an executive and as part-owner of the Wise business. After approximately six months of negotiations, on June 12, 1997 Wise redeemed all of the outstanding shares of Wise common stock (87.5 shares) owned by Mr. Berwick $800,000 payable immediately. Of that total, $200,000 was paid out of cash on hand, and $600,000 was obtained by entering into a loan agreement (the "Fleet Loan") with Fleet National Bank, dated June 12, 1997, payable in monthly installments of $10,000 plus interest at prime plus 1/2%, until July 1, 2002. The loan is secured by a lien on corporate assets and is guaranteed by the remaining stockholder of Wise, Martin L. Blaustein.

     Simultaneously, Wise entered into an employment agreement for a six-year term with Mr. Berwick at a rate of $4,000 per week, or $208,000 per year; his duties include maintaining relationships with his extensive customer base, assisting in marketing and advertising efforts, and in acting as a liaison between employees and management. The six-year term was selected because it was the time remaining until Mr. Berwick reaches normal retirement age. The salary was calculated as follows: 50%, or $2,000 per week, is equal to the commissions to which Mr. Berwick would be entitled, and the remaining 50% reflects his duties in sales, marketing, and personnel, as described above.

     The Board of Directors of Wise entered into the repurchase and the employment agreement because of its desire to keep Mr. Berwick's customer base, which is the product of over 35 years' experience in the electronic components industry. Indeed, the Board determined that the loss of Mr. Berwick's clients could have had a material adverse effect upon the business of Wise. Moreover, the 38% reduction in compensation to paid to Mr. Berwick under the Agreement would be commensurate with the reduction in his role with Wise.

     Prior to the buyout, Mr. Berwick served without a written employment agreement as a director and as Executive Vice President, with compensation (in his executive capacity only) of $321,765 in 1996, $268,858 in 1995, and $258,103 in 1994. In addition to his continuing responsibilities, his duties as Executive Vice President included: maintaining relationships with insurance agents, accountants and attorneys; overseeing collection matters; assisting in purchasing and providing general strategic advice.

     Payments to Mr. Berwick are subordinated to the Fleet Loan described above. As Wise will remain a separately-incorporated, wholly-owned subsidiary of Federated after the Exchange, Federated is not assuming liability for the employment agreement with Mr. Berwick.

                         WISE COMPONENTS, INC.
                      SELECTED FINANCIAL DATA

      The selected financial data as of and for each of the five years in the period ended December 31, 1996 have been derived from the audited financial statements of Wise. This data should be read in conjunction with, and is qualified in its entirely by reference to the related financial statements and notes included elsewhere is the Report.


                             Unaudited
                         Six Months Ended                                             Year Ended
                              JUNE 30,                                                        OCTOBER 31,

                       1997             1996             1996            1995             1994           1993            1992
Net sales           $6,212,380       $8,030,601      $14,863,476     $15,885,147     $11,971,540     $11,046,324      $9,170,020
Net income
 from con-
 tinuing
 operations             95,101          278,438          470,906         498,546         243,723         136,713          24,583
Net income per
 share from
 continuing
 operations                573            1,591            2,690           2,849           1,393             781             141
Cash
 dividends
 paid                       --               --               --          26,000          26,000          26,000          26,000
Cash
 dividends
 paid per share
                            --               --               --          149             149                149             149
Total assets         3,275,648        3,632,243        3,302,505       3,583,483       2,913,901       2,831,143       2,452,351
Working
 capital             1,928,253        1,855,444        2,093,487       1,577,928       1,099,190         954,399         874,038
Current ratio            2.7:1            2.3:1            3.2:1           2.0:1           1.8:1           1.7:1           1.7:1
Long-term debt         608,252          102,779           11,987         193,572         266,822         322,014         209,515
Stockholders'
 equity              1,633,287        2,145,719        2,338,186       1,867,290       1,394,734       1,177,011         991,298
Stockholders'
 equity per
 share                   9,839           12,261           13,361          10,670           7,970           6,726           5,665

      MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                  AND RESULTS OF OPERATIONS FOR WISE

FOR THE FISCAL YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     RESULTS OF OPERATIONS

      Wise recognized net income of $470,906 for the year ended December 31, 1996 on net sales of $14,863,476 as compared to net income of $498,546 for the year ended December 31, 1995 on net sales of $15,885,147 and net income of $243,723 for the year ended December 31, 1994 on net sales of $11,971,540.

      Net sales were $14,863,476 for the year ended December 31, 1996 as compared to $15,885,147 for the year ended December 31, 1995, or a decrease of $1,021,671 or 6.5% over the prior year. The decrease in net sales for the 1996 year when compared to the 1995 year was the result of increased competition in the electronic components industry and decreased average unit selling prices. Net sales increased $3,913,607 for the 1995 year over the 1994 year or an increase of 32.7% when net sales for the 1994 year were $11,971,540. The 32.7% increase in net sales was the result of increased sales in the voice data line of business and increased average unit selling prices.

      Cost of sales as a percentage of sales was 73.20%, 73.79% and 72.81% for the years ended 1996, 1995, 1994, respectively. The relative stability of Wise's cost of sales is due to management's continued efforts to monitor purchasing costs and trends within the industry and the result of increased competition within the industry.

      Selling and shipping expenses were $1,267,023 for the year ended December 31, 1996 compared to $1,259,805 for the year ended December 31, 1995 or an increase of $7,218 over the prior year. Selling and shipping expenses were $1,096,478 for the year ended December 31, 1994 as compared to $1,259,805 for the 1995 year. The increase of $163,327 for the 1995 year over the 1994 year represents an increase of 14.9% over the prior year and is the result of increases primarily in sales salaries.

      General and administrative expenses were $1,722,332 for the 1996 year compared to $1,659,054 for the 1995 year an increase of $63,278 or 3.9% over the prior year. The increase for the 1996 year over the 1995 year was primarily the result of an increase in professional fees. General and administrative expenses increased $118,678 or 7.7% from $1,540,376 in 1994 to $1,659,054 in 1995. The increase was the result of increases in salaries of 5%, consulting fees of 119% and telephone expenses of 17%.

      Interest expense was $14,384, $64,376 and $74,103 for the years ended 1996, 1995 and 1994, respectively. Interest expense decreased $49,992 from 1995 to 1996 primarily due to Wise repaying $475,000 of its line-of-credit and repaying $181,585 of its long-tem debt.

      During fiscal year 1996, Wise recognized a loss on the sale of securities of $51,857. This loss resulted from Wise's resignation of its membership in The Genie Group, Inc. ("Genie"), a member-owned purchasing cooperative, as the result of its dispute with Genie discussed at "Business of Wise -- Legal Proceedings" above. Wise had been a shareholder of Genie, and Genie charged Wise for accumulated losses against Wise's stock investment account. Wise had treated its investment in Genie at cost and reported a capital loss on the difference between its investment and the assessed accumulated losses of Genie.

      During the year 1995, Wise recognized a goodwill impairment charge of $182,478, related to the 1993 acquisition of Ancar Electronic Supply, Inc. Management has asserted that since Ancar Electronic Supply, Inc. was purchased by Wise Components, Inc. and dissolved, all employees were transferred to Wise, all accounts receivables were either allocated or written-off, all outstanding payables and accruals were paid, all inventory was assigned to Wise with obsolete inventory written-off, and all agreements with vendors and customers were assigned to Wise, there is no remaining value associated with the original purchase of Ancar Electronic Supply, Inc. Accordingly, Wise has recorded a loss on impairment for the goodwill remaining.

      LIQUIDITY AND CAPITAL RESOURCES

      Wise's financial position continues to be solid. Cash provided from operating activities in the primary source of liquidity and amounted to $808,079 in 1996, $303,139 in 1995 and $206,331 in 1994 which has enabled Wise to finance its growth and existing operations.

      Wise has a banking relationship to finance fluctuations in working capital and it provide long-term financing as necessary to meet growth requirements. Internally generated funds have primarily been used to finance capital expenditures, provide working capital and pay dividends.

      During the year 1996, cash increased by $151,483 as compared to an increase of $68,126 for the year 1995 and an increase of $25,435 for the year 1994. Cash provided by operating activities was $808,079 for the year 1996 primarily from the net income for the year of $470,906 and a decrease in accounts receivable of $301,116. Cash provided by operating activities was $303,139 for the year 1995 primarily from the net income for the year of $498,546, an increase of $295,286 in accounts payable and accrued expenses, partially offset by an increase of $488,691 in accounts receivable. Cash provided by operating activities was $206,331 for the year 1994, primarily from the net income of $243,723 for the year 1994. Wise used cash in investing activities of $11 in 1996, $136,763 in 1995 and $60,704 in 1994. Cash was used primarily in 1995 to purchase equipment for $94,188 and $26,000 to pay dividends. Cash was used primarily in 1994 to purchase equipment for $17,384 and $26,000 to pay dividends. During the year 1996, Wise used cash of $475,000 to retire short-term borrowings and cash of $181,585 as payments on long-term debt. During the year 1995, Wise used cash of $73,250 to pay long-term debt and $25,000 to pay short-term borrowings. During the year 1994, Wise used cash of $120,192 to pay long-term debt and short-term borrowings.

      Working capital has increased from $1,099,190 at the end of year 1994 to $1,577,928 at the end of year 1995 to $2,093,487 at the end of year 1996. The increase of working capital from 1995 to 1996 is the result of decreases in bank financing, decrease in accounts payable, partially offset by higher accounts receivable levels.

FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND JUNE 30, 1996

      RESULTS OF OPERATIONS

      Wise recognized net income of $95,101 for the six months ended June 30, 1997 on net sales of $6,212,380 as compared to net income of $278,438 for the six months ended June 30, 1996 on net sales of $8,030,601. Net income for the three months ended June 30, 1997 was $34,600 compared to net income of $150,756 for the three months ended June 30, 1996.

      Net sales were $6,212,380 for the six months ended June 30, 1997 as compared to $8,030,601 for the six months ended June 30, 1996, a decrease of $1,818,221 or 22.6% over the prior year. Net sales were $2,995,871 for the three months ended June 30, 1997 as compared to $4,046,338 for the three months ended June 30, 1996, a decrease of $1,050,467 or 25.9% over the prior year. The decrease in net sales for the current six months and three months ended June 30, 1997 is the result of the departure of key sales personnel and decreased average unit selling prices.

      The decrease in net sales for the six months ended June 30, 1997 is partly the result of the resignation of the Vice President of Sales and one salesperson. However, these two departures are not expected to have a material adverse effect on the business of Wise. The combined gross sales of these salespeople equalled approximately $2,500,000 on an annual basis. After deducting sales salaries and expenses the impact on liquidity and operating results is approximately $150,000 before taxes on an annual basis.

      Cost of sales was $4,582,999 for the six months ended June 30, 1997 compared to $5,988,869 for the six months ended June 30, 1996 or a decrease of $1,405,870 over the prior year. Cost of sales for the three months ended June 30, 1997 was $2,229,420 compared to $3,030,327 for the three months ended June 30, 1996 or a decrease of $800,907 over the prior year. The decrease in cost of sales for the six months and three months ended June 30, 1997 in the result of lower sales levels.

      Selling and shipping expenses were $537,018 for the six months ended June 30, 1997 compared to $642,006 for the six months ended June 30, 1996 a decrease of $104,988 or 16.3% over the prior year. The decrease is a result of a reduction is sales salaries of 18% and advertising expenses of 26%. For the three months ended June 30, 1997, selling and shipping expenses were $266,691 compared to $322,096 for the three months ended June 30, 1996, a decrease of $55,405 or 17.2% over the prior year. The decrease for the three months ended June 30, 1997 when compared to the three months ended June 30, 1996 was the result of a reduction in sales salaries of 18% and advertising expenses of 22%.

      General and administrative expenses were $902,587 for the six months ended June 30, 1997 compared to $854,865 for the six months ended June 30, 1996, representing an increase of $47,722 or 5.5% over the prior year. The increase is the result of an increase in executive salaries of 19%, office expenses of 35% partially offset by a reduction in insurance expense of 24%. For the three months ended June 30, 1997, general and administrative expenses were $439,521 compared to $397,038 for the three months ended June 30, 1996, and increase of $42,483 over the prior year or 10.6%.

      As discussed in more detail at "Business of Wise -- Recent Developments" above, Wise entered into an employment agreement with a former shareholder, Robert K. Berwick, which reflects his continuing services for Wise. Because of the extensive client base Mr. Berwick still manages, and the reduction in his total compensation under the new agreement, management believes that the arrangement to secure Mr. Berwick's continued services will have a positive effect on Wise by allowing Wise to maintain key relationships with customers. The cost of the arrangement will not adversely affect future operating results or liquidity.

      Interest expense was $5,458 for the six months ended June 30, 1997, as compared to $10,684 for the six months ended June 30, 1996, a decrease of $5,226 over the prior year. The decrease is due to lower debt levels of financing in comparison to the prior year.

      LIQUIDITY AND CAPITAL RESOURCES

      Cash was $154,780 at June 30, 1997 compared to cash of $120,109 at June 30, 1996, an increase of $34,671 over the prior comparable period. Cash decreased by $126,262 for the six months ended June 30, 1997. The decrease of $126,262 is principally attributable to the net income of $95,101 for the six months ended June 30, 1997, an increase of $222,183 in accounts receivable, a decrease of $85,105 in other current assets, an increase in accounts payable of $358,193, a decrease of $276,416 is accrued expenses and deposit payable, proceeds from long-term borrowings of $600,000 and purchase of treasury stock for $800,000. The purchase of treasury stock of $800,000 occurred on June 12, 1997, when Wise purchased all of the outstanding shares of common stock (87.5 shares) of a shareholder and officer of Wise. Wise funded the purchase of treasury stock with proceeds of long-term borrowings of $600,000.

      Cash decreased by $9,450 for the six months ended June 30, 1996. The decrease of $9,450 is principally attributable to the net income of $278,438 for the six months ended June 30, 1996, an increase of $201,804 in accounts receivable, a decrease of $143,857 in inventories, an increase of $393,376 in deposits payable, payments on short-term debt of $500,000 and payments on long-term debt of $66,480.

      Wise currently has an available line-of-credit of $400,000 which was negotiated on June 12, 1997. As of June 30, 1997, $-0- was outstanding against the line-of-credit.

      The ratio of current assets to current liabilities was 2.66 at June 30, 1997 as compared to 2.29 at June 30, 1996. Working capital increased from $1,855,444 at June 30, 1996 to $1,928,253 at June 30, 1997, an increase of
$72,809.
                             CAPITAL STOCK OF WISE

      The capital stock of Wise consists solely of one class of common stock (the "Wise Stock"). There are 175 currently issued and outstanding shares of Wise Stock, of which 87.5 are treasury shares. There is no market for Wise's common stock. No dividends were paid during the interim period ended June 30, 1997, or during the fiscal year ended December 31, 1996. Dividends totalling $26,000 were paid during the fiscal year ended December 31, 1995.

SECURITY   OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS;  SECURITY  OWNERSHIP  OF
MANAGEMENT

     The following table sets forth the number of shares of Wise common stock beneficially owned by the following person, who is known by Wise to be the sole holder of its common stock. Mr. Blaustein is President and Chairman of the Board of Wise.

                              Number of Shares              Percentage
NAME AND ADDRESS              BENEFICIALLY OWNED            OF CLASS

Martin L. Blaustein                 87.5                    100%
 28 Henry Street
 Greenwich, CT 06830

                           MARKET FOR COMMON EQUITY

FEDERATED

      Since July 14, 1992, Federated's stock has been quoted on the "pink sheets" by the National Quotation Bureau, Inc. These quotations represent prices between dealers and do not include retail mark-up, mark-down or commissions and may not represent actual transactions.


                                                     BID PRICES                        ASKED PRICES
Quarter ended:                                 HIGH               LOW             HIGH              LOW
January 31, 1995                                  5/16            1/4              3/4           9/16
April 30, 1995                                    5/16            1/16             3/4           5/16
July 31, 1995                                     1/4             1/8              3/4           7/16
October 31, 1995                                  1/4             1/8              3/4           1/2
January 31, 1996                                  1/4             1/4              1/2           7/16
April 30, 1996                                    1/4             1/8              7/16          3/8
July 31, 1996                                     7/32            7/32             3/8           3/8
October 31, 1996.                                 7/32            7/32             3/8           3/8
January 31, 1997                                  3/8             1/8              7/16          1/4
April 30, 1997                                    5/16            1/8              5/16          1/4
July 31, 1997                                     5/32            1/8              5/16          5/16
September 30, 1997                                1/8             1/8              5/16          5/16
December 15, 1997				  3/8		  3/8              9/32          9/32

      At December 15, 1997, there were approximately 785 shareholders of record of Federated's Common Stock.

      Given Federated's repeated operating losses, accumulated deficit, and impaired liquidity position, management intends to retain all remaining available cash for the operation of Federated's business and does not anticipate paying cash dividends on its common stock in the foreseeable future. Any future determination as to the payment of dividends on the common stock will depend upon future earnings, capital requirements, the financial condition of Federated and any other factors the Board of Directors may consider.

      For information regarding the effect of the Exchange on the principal holders of Common Stock, see "Description of Capital Stock -- Voting and Principal Holders" above. For information regarding the effect of the Exchange on the Common Stock ownership of Federated's directors and officers, see "Directors and Officers" above. There are no commitments with any of such persons with respect to the issuance of any class of Federated's common equity. Wise

      Wise's Common Stock, of which 87.5 shares are currently issued and outstanding, is owned entirely by Martin L. Blaustein and is not publicly traded. Its book value per share as of June 30, 1997 was $9,839.

                    PRO FORMA FINANCIAL INFORMATION

The following unaudited Pro Forma, condensed, combining balance sheet as of July 31, 1997 and the unaudited, Pro Forma condensed, combining statements of income for various periods, give retroactive effect to the acquisition of Wise Components, Inc. in a stock for stock transaction accounted for as a pooling of interest. The acquisition of Wise Components, Inc. requires that Federated amend its charter to authorize the issuance of 10,000,000 shares of common stock. Federated will issue 4,491,988 shares to the stockholders of Wise for all of the common stock of Wise. The result of this transaction is antidilutive to the existing shareholders of Federated. The Pro Forma statements do not purport to represent what Federated's results of operations and financial condition would actually have been if the foregoing transaction had actually been consummated on such dates, or project Federated's result of operations or financial position for any future period or date.

The Pro Forma statements should be read in conjunction with the historical financial statements and notes thereto appearing elsewhere in this prospectus.

                     FEDERATED PURCHASER, INC.
                 PRO FORMA, CONDENSED, COMBINING BALANCE SHEET
                                 JULY 31, 1997


                	     			     HISTORICAL
    		        	            Federated            Wise
  	 		                 Purchaser, Inc.    Components, Inc.      Pro Forma           Pro Forma
   		        	          JULY 31, 1997     JUNE 30, 1997        ADJUSTMENTS	    BALANCE SHEET
        		        	   (Unaudited)        (Unaudited)                     	     (Unaudited)

ASSETS:

Cash              	                 $   102,341   	    $   154,780          	    	      $   257,121
Accounts receivable     	             403,464          1,805,135        	        	        2,208,599
Inventories                    	 	     279,350          1,028,863               		        1,308,213
Other current assets         	 	      70,113            101,836                                   171,949

  TOTAL CURRENT ASSETS    	 	     855,268          3,090,614                                 3,945,882

Property and equipment     		      22,592            109,959                                   132,551
                                         		             	         $(1,633,287)[2]
Other assets                	  	     249,171             75,075             1,633,287[1]          324,246
TOTAL ASSETS          		          $1,127,031         $3,275,648                                $4,402,679

LIABILITIES AND
  STOCKHOLDERS' EQUITY:

Current portion of long-term debt	$     11,510	    $   128,252         		      $   139,762
Accounts payable and accrued
  expense                   		     499,629          1,034,109              (58,801)[3]        1,474,937

  TOTAL CURRENT LIABILITIES 		     511,139          1,162,361                                 1,614,699

Long-term debt               			-               480,000                                   480,000

Deferred income              		      30,000               -                                       30,000

  TOTAL LIABILITIES                          541,139          1,642,361                                 2,124,699

Common stock                                 171,976             87,500              (87,500)[2]          621,175
                                                           			      449,199[1]
Additional paid-in capital		   1,692,342            367,750       	    (367,750)[2]        2,876,430
                                                          			    1,184,088[1]
Retained earnings (deficit)		  (1,217,348)         1,978,037                58,801[3]       (1,158,547)
                                                                                  (1,978,037)[2]
Treasury stock              		     (61,078)          (800,000)              800,000[2]          (61,078)

  TOTAL STOCKHOLDERS'
    EQUITY                  		     585,892          1,633,287                                 2,277,980

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY   		  $1,127,031         $3,275,648                                $4,402,679


                     FEDERATED PURCHASER, INC.
                             PRO FORMA ADJUSTMENTS
                                 JULY 31, 1997






                                                   DEBITS     	    CREDIT

[1]Investments in subsidiary                      $1,633,287
     Common stock                                                $   449,199
        Additional paid-in capital                                 1,184,088

To record the issuance of 4,491,988 shares of common stock in exchange for the common stock of Wise Components, Inc.




[2]Common stock                                       87,500
   Additional paid-in capital                         367,750
   Retained earnings                                1,978,037
     Treasury stock                                                  800,000
     Investment in subsidiary                                      1,633,287

To eliminate the equity of Wise Components, Inc.
upon consolidation.




[3]Accrued expenses                                   58,801
     Provision for federal income tax                                 58,801

To eliminate the tax on subsidiary profit
   upon consolidation. (Memo) retained earnings.                      58,801

                       FEDERATED PURCHASER, INC.
                PRO FORMA, CONDENSED, COMBINING STATEMENT OF INCOME
                            YEAR ENDED OCTOBER 31, 1996





                                   HISTORICAL
                            Federated             Wise
                          Purchaser, Inc.    Components, Inc.

     	                             Year Ended        Year Ended                 	 Pro Forma
        	                     October 31,        December 31,    Pro Forma    	   Income
               		           	1996               1996        ADJUSTMENTS       STATEMENT
											(Unaudited)
   		    		      		                        	                                   (Unaudited)
REVENUES:
  Sales, net  		            $  3,980,560       $14,863,476                     $18,844,036

COSTS AND EXPENSES:
  Cost of sales         	       3,128,019        10,879,159                      14,007,178
  Selling and shipping          	 485,701         1,267,023                       1,752,724
  General and administrative 		 800,743         1,820,929                       2,621,672
  Interest expense      	           2,828            14,384                          17,212
  Depreciation and amortization 	  11,575            45,730                          57,305
  Interest income   		         (14,830)           (5,382)                        (20,212)
  Other income                  	 (20,625)           (2,505)                        (23,130)

  TOTAL COSTS AND EXPENSES             4,393,411        14,019,338                      18,412,749

INCOME (LOSS) BEFORE PROVISION
  FOR TAXES                             (412,851)          844,138                         431,287

PROVISION FOR INCOME TAXES                 1,975           373,232                         375,207

INCOME (LOSS) FROM CONTINUING
  OPERATIONS                        $   (414,826)     $    470,906                   $      56,080

NET INCOME (LOSS) PER SHARE$                (.26)          2690.89                   $         .01





                       FEDERATED PURCHASER, INC.
                PRO FORMA, CONDENSED, COMBINING STATEMENT OF INCOME
                            YEAR ENDED OCTOBER 31, 1995






                           HISTORICAL
                            Federated      Wise
                          Purchaser, Inc.Components, Inc.

   	                         Year Ended 	  	  Year Ended       	                 Pro Forma
        	                   October 31,  	  December 31,       Pro Forma            Income
            	                      1995    		       1995          ADJUSTMENTS         STATEMENT
                                                                             			(Unaudited)
REVENUES:
  Sales, net            	     $ 4,118,799	   $15,885,147                	    	$20,003,946

COSTS AND EXPENSES:
  Cost of sales                        3,172,060   	    11,722,182                           14,894,242
  Selling and shipping                   491,090             1,259,805                            1,750,895
  General and administrative             862,519             1,942,811                            2,805,330
  Loss on sale of subsidiary             182,791        	  -                                 182,791
  Interest expense                         3,811      		64,376                               68,187
  Depreciation and amortization           11,260   	        58,356                               69,616
  Interest income                        (32,530)    	        (1,000)                             (33,530)
  Other income                           (30,503)         	   -                                (30,503)

  TOTAL COSTS AND EXPENSES             4,660,498  	    15,046,530                           19,707,028

INCOME (LOSS) BEFORE PROVISION
  FOR TAXES                             (541,699)      	       838,617                              296,918

PROVISION FOR INCOME TAXES                 4,363     	       340,071                              344,434

INCOME (LOSS) FROM CONTINUING
  OPERATIONS                        $   (546,062)        $     498,546                        $     (47,516)

NET INCOME (LOSS) PER SHARE$                (.34)       	N/A                           $        (.01)

CASH DIVIDENDS PER SHARE$                 - 0 -          $         149  	              $      - 0 -






                       FEDERATED PURCHASER, INC.
                PRO FORMA, CONDENSED, COMBINING STATEMENT OF INCOME
                            YEAR ENDED OCTOBER 31, 1994





      		                        HISTORICAL
       	        	             Federated      	     Wise
        	                  Purchaser, Inc.	Components, Inc.
                    	            Year Ended  	 Year Ended                   	   Pro Forma
                        	   October 31, 	   	December 31,  	  Pro Forma         Income
               		               1994      	   1994        	  ADJUSTMENTS      STATEMENT
									   		    Unaudited

REVENUES:
  Sales, net            	   $ 6,281,006        	  $11,971,540                	    $18,252,546

COSTS AND EXPENSES:
  Cost of sales            	     4,907,644              8,716,183                         13,623,827
  Selling and shipping    	       624,196              1,096,478                          1,720,674
  General and administrative	     1,062,820              1,600,315                          2,663,135
  Interest expense            	        24,340                 74,103                             98,443
  Depreciation and amortization 	47,332                 56,689                            104,021
  Interest income           	        (1,637)                  -                                (1,637)
  Other income               	        (2,505)                  -                                (2,505)

  TOTAL COSTS AND EXPENSES  	     6,662,190             11,543,768                         18,205,958

INCOME (LOSS) BEFORE PROVISION
  FOR TAXES                           (381,184)               427,772                             46,588

PROVISION FOR INCOME TAXES   	        (7,335)               184,049                            176,714

INCOME (LOSS) FROM CONTINUING
  OPERATIONS              	  $   (373,849)		$     243,723                       $   (130,126)

NET INCOME (LOSS) PER SHARE$    	  (.22)                 N/A                         $       (.02)

CASH DIVIDENDS PER SHARE	  $     - 0 -		$	  149                       $     - 0 -



                                  CAPITALIZATION






The following table sets forth (i) the capitalization of Federated as of July 31, 1997 (ii) such capitalization "as adjusted" to reflect the issuance of 4,491,988 shares of common stock to complete the stock for stock acquisition of Wise Components, Inc. This table should be read in conjunction with Federated's financial statements and Pro Forma financial statements included elsewhere in this document.

                                        	              JULY 31, 1997
                                    	               ACTUAL     	  AS ADJUSTED


Long-term debt, less current maturities     	       $         -      $   480,000

Common stock, $.10 par value, 5,000,000
  shares authorized 1,719.758 shares issued
  and outstanding, 10,000,000 shares authorized,
  6,211,748 issued and outstanding, as adjusted            171,976       621,175

Additional paid-in capital                               1,692,342     2,876,430

Accumulated deficit                                     (1,217,348)  (1,158,547)

Treasury stock                                             (61,078)     (61,078)

  Total stockholders' equity                               585,892     2,277,990

Total capitalization                                   $   585,892    $2,757,980






    Reflects the acquisition of Wise Components, Inc. in the form of a pooling of interest as indicated in the Pro Forma Financial Statements.

    Reflects the amendment to Federated's certificate of incorporation increasing the authorized shares of common stock to 10,000,000, and the issuance of 4,491,988 shares to effect the acquisition of Wise Components, Inc.

                                   EXPERTS

    The financial statements and financial statements schedules of Federated as of October 31, 1996 and 1995 and for each of three years in the period ended October 31, 1994 included in this Proxy Statement and elsewhere in the Registration Statement have been audited, to the extent stated in their report (which includes explanatory paragraphs regarding (a) the change in Federated's method of accounting for income taxes and (b) Federated's ability to continue as a going concern) by Bederson & Co., independent accountants. The financial statements and financial statements schedules of Wise as of December 31, 1996 and 1995 and for each of three years in the period ended December 31, 1994 included in this Proxy Statement and elsewhere in the Registration Statement have been audited, to the extent stated in their report by Bederson & Co. The financial statements and financial statement schedules audited by Bederson & Co. have been included in this Proxy Statement and elsewhere in the Registration Statement in reliance upon their report given on their authority as experts in accounting and auditing.


                      PROPOSALS FOR 1998 ANNUAL MEETING

    Shareholder proposals for the 1998 Annual Meeting must have been received at the principal executive offices of the Company, 268 Cliffwood Avenue, Cliffwood, New Jersey 07721, no later than October 17, 1997 for inclusion in the 1998 proxy statement and form of proxy relating to that Annual Meeting.

                            By Order of the Board of Directors


                            /S/ HARRY J. FALLON
			    ----------------------------------
                            Harry J. Fallon
                            PRESIDENT

Federated Purchaser, Inc.
268 Cliffwood Avenue
Cliffwood, New Jersey 07721
December       , 1997



EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


       A.   INDEX TO EXHIBITS


EXHIBIT NUMBER        EXHIBIT DESCRIPTION

      8		      Opinion Letter of Bederson & Co. dated October 23, 1997

     10    (a)        Employment Agreement between Federated and Harry J.
                      Fallon

           (b) Lease dated September 1, 1992 relating to Federated's total operations (including Freedom Electronics) located in Cliffwood, New Jersey (incorporated by reference to Federated's Form 10-K Annual Report for the year ended October 31, 1992)

           (c) Lease Modification, dated July 18, 1995 between Cliffwood Avenue Partners and Federated Purchaser (incorporated by reference to Federated's Form 10-K Annual Report for the year ended October 31, 1995)


           (d) Agreement by and among Federated Purchaser, Wise Components, Inc. and Martin L. Blaustein, dated October 1, 1997 (incorporated by reference to Federated's Report on Form 8-K dated October 1, 1997)

	   (e)	      Employment Agreement between Wise Components, Inc. and
		      Robert Berwick, dated June 12, 1997.

     99.1 Press Release dated October 1, 1997 (incorporated by reference to Federated's Report on Form 8-K dated October 1, 1997)


B.   FINANCIAL STATEMENT SCHEDULES

     FEDERATED

           YEAR ENDED OCTOBER 31, 1996...............................    FA

           Independent Auditor's Report

           Consolidated Balance Sheets as of October 31, 1996, 1995 and
             1994.....................................................   FA-1

	   Consolidated Statements of Operations for the years ended
	   October 31, 1996, 1995 and 1994.............................  FA-2

           Consolidated Statements of Stockholders' Equity for the years
           ended October 31, 1996, 1995 and 1994......................   FA-3

           Consolidated Statements of Cash Flows for the years ended
           October 31, 1996, 1995 and 1994............................   FA-4

           Notes to Consolidated Financial Statements.................   FA-5

           Schedules  ................................................   FA-14

           NINE MONTHS ENDED JULY 31, 1997............................   FB

           Consolidated Balance Sheets as of July 31, 1997 and
             October 31, 1996.........................................   FB-1

           Unaudited Consolidated Statements of Operations for the three months ended July 31, 1997 and 1996, and the nine months ended
           July 31, 1997 and 1996.....................................   FB-2

	   Unaudited Consolidated Statements of Stockholders' Equity for
           the nine months ended July 31, 1997 and 1996...............   FB-3

           Unaudited Consolidated Statements of Cash Flows for the nine
           months ended July 31, 1997 and 1996........................   FB-4

     WISE

           YEAR ENDED DECEMBER 31, 1996 AND 1995......................   FC

           Independent Auditor's Report...............................   FC-1

           Balance Sheets as of December 31, 1996 and 1995............   FC-2

           Statements of Income for the years ended December 31,
             1996 and 1995............................................	  FC-3

           Statements of Retained Earnings for the years ended December 31,
           1996 and 1995.............................................	   FC-4

           Statements of Cash Flows for the years ended December 31,
             1996 and 1995...........................................    FC-5

           Notes to Financial Statements.............................    FC-6

           Supplementary Information.................................    FC-12

           YEAR ENDED DECEMBER 31, 1995 AND 1994.....................    FD

           Independent Auditor's Report..............................    FD-1

           Balance Sheets as of December 31, 1995 and 1994...........    FD-2

           Statements of Income for the years ended December 31,
             1995 and 1994...........................................    FD-3

           Statements of Retained Earnings for the years ended December 31,
           1995 and 1994.............................................    FD-4

           Statements of Cash Flows for the years ended December 31,
             1995 and 1994...........................................    FD-5

           Notes to Financial Statements.............................    FD-6

           NINE MONTHS ENDED SEPTEMBER 30, 1997

           Unaudited Balance Sheets as of September 30, 1997 and 1996..  FE-1

           Unaudited Statements of Income for the nine months ended
           September 30, 1997 and 1996................................   FE-2

           Unaudited Statements of Retained Earnings for the nine months
           ended September 30, 1997 and 1996..........................   FE-3

           Unaudited Statements of Cash Flows for the nine months ended
           September 30, 1997 and 1996................................   FE-4

                            APPENDIX I

                             AGREEMENT

          THIS AGREEMENT (this "Agreement") entered into on this ______ day of October, 1997, by and among Wise Components, Inc., a New York corporation ("Wise"), Federated Purchaser, Inc., a New York corporation ("Federated"), and Martin L. Blaustein ("Blaustein"). Wise, Federated and Blaustein are sometimes individually or collectively referred to herein as "Party" or "Parties," as appropriate.

                             RECITALS

          WHEREAS, Blaustein and Federated wish to effect a tax-free exchange (the "Exchange") of all of the outstanding capital stock of Wise, which following the Exchange shall be held by Federated, for which Blaustein, being the holder of all of such outstanding capital stock of Wise, will receive such number of shares of common stock of Federated as is herein specified; and

          NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:


                             ARTICLE 1

                           THE EXCHANGE

          1.1 THE EXCHANGE. Each share of capital stock of Wise issued and outstanding prior to consummation of the Exchange shall be delivered to Federated, in exchange for the right to receive, as of the Closing Date, 4,491,988 shares of Federated Common Stock (the "Federated Common Shares").

          1.2 EFFECT OF THE EXCHANGE. By virtue of the Exchange and upon consummation of the Exchange, all of the capital stock of Wise will be held by Federated; consequently, Wise shall become a wholly owned subsidiary of Federated.

          1.3 FRACTIONAL SHARES. No fractional Federated Common Shares shall be issued in the Exchange. Any fractional Federated Common Shares shall be rounded down.

          1.4  EXCHANGE PROCEDURES.

          (a) On or before the consummation of the Exchange, Federated will deliver to a financial institution appointed by Federated with the consent of Wise (the "Exchange Agent"), certificates representing the Federated Common Shares and funds representing a sufficient amount of cash payable in lieu of fractional shares.

          (b) Upon surrender to Federated of one or more certificates for shares of capital stock of Wise ("Wise Certificates"), accompanied by stock powers duly endorsed in blank, the Exchange Agent shall, promptly after the Exchange, deliver to Blaustein new certificates representing the Federated Common Shares together with checks for payment of cash in lieu of fractional interests.

          (c) Until Wise Certificates have been surrendered to Federated and exchanged as herein provided, each outstanding Wise Certificate shall represent, on and after the consummation of the Exchange, solely the right to receive Federated Common Shares as provided herein.

          (d) No transfer taxes shall be payable by Wise or Blaustein in respect of the issuance of new certificates.

          (e) The Exchange Agent shall not be entitled to vote or exercise any other rights of ownership with respect to any Federated Common Shares held from time to time and will hold any dividends received with respect to the new certificates for the benefit of the holder of such new certificates.

          1.5 CLOSING DATE. Subject to the terms and conditions set forth in this Agreement and the satisfaction of all conditions precedent specified herein, the closing of the Exchange shall take place on the Closing Date, which shall be on or before January 31, 1998.

          1.6 DOCUMENTS TO BE DELIVERED. At the closing, the Parties shall deliver, or cause to be delivered, such documents or certificates as may be necessary, in the reasonable opinion of the Parties, to effect the transactions contemplated by this Agreement. From and after the date of this Agreement, each of the Parties hereby covenants and agrees, without the necessity of any further consideration whatsoever, to execute, acknowledge and deliver any and all other documents and instruments and take any and all such other action as may be reasonably necessary or desirable to more effectively carry out the intent and purpose of this Agreement, and the officers and directors of the Parties shall execute and deliver, or cause to be executed and delivered, all such documents as may be reasonably necessary or desirable to more effectively carry out the intent and purpose of this Agreement.

                             ARTICLE 2

            REPRESENTATIONS AND WARRANTIES OF FEDERATED

          Federated represents and warrants to Wise and Blaustein that the statements contained in this Article II are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article II) except as set forth in the corresponding section of the Federated Disclosure Schedule.

          2.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Federated is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Federated is duly authorized to conduct business and is in good standing under the laws of New York, New Jersey and Pennsylvania.

          2.2 CHARTER, BY-LAWS, ETC. True and complete copies of the certificate or articles of incorporation (as the case may be) and by-laws, each of the foregoing as amended to the date hereof, and the minute books and all stock books and stock transfer records of Federated shall have been delivered to Wise prior to the Closing Date. On the Closing Date, such minute books will contain the true and complete minutes and records of any meetings, proceedings and other actions of the shareholders and the Board of Directors of Federated from the date of its incorporation to and including the Closing Date.

          2.3 ISSUANCE OF THE SHARES; CAPITALIZATION. Upon the issuance of the Federated Common Shares as provided herein, such shares will be duly authorized and validly issued, fully paid and non-assessable. The Federated Common Shares, when issued and delivered to Blaustein, will not be subject to preemptive rights. The issuance of the Federated Common Shares is subject to the registration requirements of the Securities Act of 1933, and the requirements of applicable state securities laws. As of the date of this Agreement, the authorized capital stock of Federated is as set forth in Federated's most recent Quarterly Report on Form 10-Q.

          2.4 AUTHORIZATION OF TRANSACTION. Following approval by Federated's Board of Directors and shareholders, Federated shall have full power, authority and capacity to execute and deliver this Agreement and any related agreement and to perform its obligations hereunder and thereunder. Following approval by Federated's Board of Directors and shareholders, this Agreement and any related agreement shall constitute valid and legally binding obligations of Federated, enforceable in accordance with their terms and conditions, except in each case, as limited by the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, and general equity principles.

          2.5 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement and any related agreement, nor the consummation of the transactions contemplated hereby and thereby, will (i) conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under (A) any agreement, contract, lease or commitment affecting the authority of Federated to perform its obligations hereunder or (B) any related agreement, license, instrument, or other arrangement (including any shareholder agreement) to which Federated is a party or by which it is bound or to which any of its assets is subject (or will result in the imposition of any mortgage, pledge, lien, encumbrance, charge or other security interest upon any of its assets); or (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court to which Federated is subject; or (iii) conflict with or result in a breach of any provision of the articles of incorporation or by-laws of Federated.

          2.6 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Federated in connection with the execution, delivery and performance of this Agreement or any related agreement and the consummation of the transactions contemplated hereby and thereby, except for approval by Federated's Board of Directors and shareholders, and any consents, approvals, authorizations, declarations, filings and registrations required pursuant to the federal securities laws and the securities or blue sky laws of the various states, which Federated shall make.

          2.7 EVENTS SUBSEQUENT TO JULY 31, 1997. Since July 31, 1997, there has not been, individually or in the aggregate, any Federated Material Adverse Effect.

          2.8  SECURITIES REPORTS; FINANCIAL STATEMENTS.

          (a) Federated has provided to Blaustein true and correct copies of the following, including all exhibits thereto: (i) Federated's Annual Report on Form 10-K for the years ended on October 31 of each of 1992, 1993, 1994, 1995 and 1996, (ii) Federated's Quarterly Reports on Form 10-Q for the quarters ended January 31, April 30, and July 31 of 1997, (iii) Federated's Annual Reports to the Shareholders for the years ended on October 31 of each of 1992, 1993, 1994, 1995 and 1996, and (iv) Federated's proxy statements filed on Form 14A in each of 1993, 1994, 1995, 1996 and 1997. The foregoing (i) comply in all material respects with, and were filed with the U.S. Securities and Exchange Commission ("SEC") in accordance with, the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable thereto, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The audited financial statements of Federated for the year ended October 31, 1996, included in Federated's Annual Report on Form 10-K filed with the SEC, fairly present in all material respects, the financial condition and the results of operations and cash flows of Federated as of October 31, 1996.

          (c) Except as disclosed in Federated's Quarterly Reports on Form 10-Q, there has not been any Federated Material Adverse Effect since the date of the financial statements contained in its Annual Report on Form 10-K for the year ended October 31, 1996.

          2.9 LITIGATION. There are no Actions pending or, to the knowledge of Federated, threatened or anticipated, against or involving Federated or an Affiliate of Federated relating to or affecting the transactions contemplated by this Agreement or any related agreement.

          2.10 BOOKS AND RECORDS. Federated's books and records have been fully, properly and accurately maintained in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein, and they fairly present the financial position of Federated in all respects. None of the records, systems, controls, data or information of Federated are recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Federated or accountants retained by Federated.

          2.11 NO MATERIAL ADVERSE EFFECT. There exist no facts, conditions or circumstances that would be required to be disclosed under any other Section of this Article II, except for such facts, conditions and circumstances which, individually or in the aggregate, have not had and would not reasonably be expected to have a Federated Material Adverse Effect.

          2.12 BROKERS' FEES. Federated has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Blaustein or Wise could become liable or obligated.

          2.13 DISCLOSURE. No representation or warranty by Federated in this Article II contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading. The copies of all documents furnished to Blaustein hereunder are true and complete copies of the originals thereof.

                             ARTICLE 3

          REPRESENTATIONS AND WARRANTIES CONCERNING WISE

          Wise represents and warrants to Federated that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the corresponding section of the Wise Disclosure Schedule.

          3.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Wise is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Wise is duly authorized to conduct business and is in good standing under the laws of New York, New Jersey and Connecticut.

          3.2 CHARTER, BY-LAWS, ETC. True and complete copies of the certificate or articles of incorporation (as the case may be) and by-laws, each of the foregoing as amended to the date hereof, and the minute books and all stock books and stock transfer records of Wise shall have been delivered to Federated prior to the Closing Date. On the Closing Date, such minute books will contain the true and complete minutes and records of any meetings, proceedings and other actions of the shareholders and the Board of Directors of Wise from the date of its incorporation to and including the Closing Date.

          3.3  CAPITALIZATION.

          (a) The entire authorized capital stock of Wise is set forth in Exhibit A of this Agreement. All of the issued and outstanding shares of common stock of Wise have been duly authorized, are validly issued, fully paid and nonassessable, and are held of record only by Blaustein. On the Closing Date, all of the issued and outstanding shares of capital stock of Wise will be held by Blaustein and there will be no options, warrants, or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of such capital stock. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Wise to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Wise.

          (b) Wise is not obligated to any person, including, but not limited to Blaustein, to make any payments based upon or relating to the results of operations or other financial performance of Wise.

          3.4 AUTHORIZATION OF TRANSACTION. Following approval by Wise's Board of Directors and shareholders, Wise shall have full corporate power, authority and capacity to execute and deliver this Agreement and any related agreement and to perform its obligations hereunder and thereunder. Following approval by Wise's Board of Directors and shareholders, this Agreement and any related agreement shall constitute the valid and legally binding obligations of Wise, enforceable in accordance with their terms and conditions, except in each case, as limited by the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, and general equity principles.

          3.5 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement and any related agreement, nor the consummation of the transactions contemplated hereby and thereby, will (i) conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under (A) any agreement, contract, lease or commitment affecting the authority or ability of Wise to perform its obligations hereunder or (B) any related agreement, license, instrument, or other arrangement (including any shareholder agreement) to which Wise is a party or by which it is bound or to which any of its assets is subject (or will result in the imposition of any mortgage, pledge, lien, encumbrance, charge or other security interest upon any of its assets); (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court to which Wise is subject; or (iii) conflict with or result in a breach of any provision of the articles of incorporation or by-laws of Wise.

          3.6 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Wise in connection with the execution, delivery and performance of this Agreement or any related agreement and the consummation of the transactions contemplated hereby and thereby, except for approval by Wise's Board of Directors and shareholders, and any consents, approvals, authorizations, declarations, filings and registrations required pursuant to the federal securities laws and the securities or blue sky laws of the various states, which Federated shall make.

          3.7 EVENTS SUBSEQUENT TO JUNE 30, 1997. Since June 30, 1997, there has not been, individually or in the aggregate, any Wise Material Adverse Effect.

          3.8 FINANCIAL STATEMENTS. Attached hereto as Exhibit B are the following financial statements (collectively the "Financial Statements"):
(i) audited balance sheets as of December 31, 1996, 1995, 1994, 1993 and 1992 and the related statements of income, shareholders' equity, and cash flows (including the notes thereto) for the fiscal years ended December 31, 1996, 1995, 1994, 1993 and 1992 for Wise, and (ii) compiled balance sheets as of June 30, 1997 and related statements of income, shareholders' equity, and cash flows for six months ended June 30, 1997 for Wise. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly in all material respects the financial condition of Wise as of such dates and the results of operations of Wise for such periods.

          3.9 LITIGATION. There are no Actions pending or, to the knowledge of Wise, threatened or anticipated, against or involving Wise or an Affiliate of Wise relating to or affecting the transactions contemplated by this Agreement or any related agreement.

          3.10 BOOKS AND RECORDS. Wise's books and records have been fully, properly and accurately maintained in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein, and they fairly present the financial position of Wise in all respects. None of the records, systems, controls, data or information of Wise are recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Wise or accountants retained by Wise.

          3.11 NO MATERIAL ADVERSE EFFECT. There exist no facts, conditions or circumstances that would be required to be disclosed under any other Section of this Article III, except for such facts, conditions and circumstances which, individually or in the aggregate, have not had and would not reasonably be expected to have a Wise Material Adverse Effect.

          3.12 BROKERS' FEES. Wise has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Federated could become liable or obligated.

          3.13 DISCLOSURE.  No representation or warranty by Wise in this
Article III contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading. The copies of all documents furnished to Federated hereunder are true and complete copies of the originals thereof.

                             ARTICLE 4

            REPRESENTATIONS AND WARRANTIES OF BLAUSTEIN

          Blaustein hereby represents and warrants to Federated that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the corresponding section of the Wise Disclosure Schedule.

          4.1 AUTHORIZATION OF TRANSACTION. Blaustein has full power, authority and capacity to execute and deliver this Agreement and each related agreement to which he is a party, and to perform his obligations hereunder and thereunder. This Agreement and any such related agreement constitute valid and legally binding obligations of Blaustein, enforceable in accordance with their terms and conditions, except in each case, as limited by the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, and general equity principles.

          4.2 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement and any related agreement, nor the consummation of the transactions contemplated hereby and thereby, will (i) conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under (A) any agreement, contract, lease or commitment affecting the authority or ability of Blaustein or Wise to perform his or its obligations hereunder or (B) any related agreement, license, instrument, or other arrangement (including any shareholder agreement) to which Blaustein or Wise is a party or by which he or it is bound or to which any of his or its assets is subject (or will result in the imposition of any mortgage, pledge, lien, encumbrance, charge or other security interest upon any of his or its assets); (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court to which Blaustein or Wise is subject; or (iii) conflict with or result in a breach of any provision of the articles of incorporation or by-laws of Wise.

          4.3 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Blaustein in connection with the execution, delivery and performance of this Agreement or any related agreement and the consummation of the transactions contemplated hereby and thereby, except for any consents, approvals, authorizations, declarations, filings and registrations required pursuant to the federal securities laws and the securities or blue sky laws of the various states, which Federated shall make.

          4.4 WISE SECURITIES. Blaustein owns beneficially and holds of record good and marketable title to all of the shares of common stock of Wise, free and clear of any lien, pledge, claim, option, charge, easement, security interest, transfer or voting restriction, right-of-way, or other encumbrance of any kind or nature whatsoever (other than transfer restrictions under the Securities Act of 1933 and state securities laws), and taxes. Blaustein is not a party to any option, warrant, purchase right, agreement, contract, lease or commitment that could require Blaustein to sell, transfer, or otherwise dispose of any capital stock of Wise (other than this Agreement). Blaustein is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Wise.

          4.5 LITIGATION. There are no Actions pending or, to the knowledge of Blaustein, threatened or anticipated, against or involving Blaustein or an Affiliate of Blaustein relating to or affecting the transactions contemplated by this Agreement or any related agreement.

          4.6 NO MATERIAL ADVERSE EFFECT. There exist no facts, conditions or circumstances that would be required to be disclosed under any other Section of this Article IV, except for such facts, conditions and circumstances which, individually or in the aggregate, have not had and would not reasonably be expected to have a Wise Material Adverse Effect.

          4.7 BROKERS' FEES. Blaustein has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for whichFederated could become liable or obligated.

          4.8 DISCLOSURE. No representation or warranty by Blaustein in this Article IV contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading.

                             ARTICLE 5

                     COVENANTS OF THE PARTIES

          The Parties jointly and severally agree as follows with respect to the period between the execution of this Agreement and the closing.

          5.1 GENERAL. Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

          5.2 NOTICES AND CONSENTS. Each Party will use its best efforts to give notices to, and obtain consents from, any third party, which notice or consent the other Party or Parties may reasonably require in connection with the matters referred to in Articles II, III and IV above.

          5.3  FULL ACCESS; CONFIDENTIALITY.

          (a) Each of Wise and Federated will permit the other and its respective representatives to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of each other, to all premises, properties, personnel, books and records, contracts, and documents of or pertaining to Wise or Federated.

          (b) Each such Party covenants and agrees that it and its representatives will hold in strict confidence all documents and information concerning Wise or Federated so obtained (except to the extent that such documents or information are a matter of public record or require disclosure in any of the public information or any applications required to be filed with any governmental or regulatory agency to obtain the approvals and consents required to effect the transactions contemplated hereby), and if the transactions contemplated herein are not consummated, such confidence shall be maintained and, upon written request of a Party all such documents shall be returned to said Party.

          5.4  EXCLUSIVITY.

          (a) Neither Wise nor Federated shall, directly or indirectly, solicit, initiate, encourage or otherwise facilitate any inquiries or the submission of any proposal or offer from any person relating to the acquisition of all or substantially all of the capital stock or assets of Wise or Federated (a "Competing Transaction," which term shall include any acquisition structured as a merger, consolidation, share exchange or similar transaction).

          (b) Notwithstanding paragraph (a), Federated may (i) enter into discussions or negotiations or provide information in connection with a Competing Transaction if its Board of Directors, after consulting with counsel, determines that such discussions or negotiations should be commenced in the exercise of its fiduciary responsibilities or such information should be furnished in the exercise of its fiduciary responsibilities; and (ii) respond to inquiries from its shareholders in the ordinary course of business.

          (c) Each Party agrees to notify the other Parties immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers and thereafter shall keep the other Parties informed, on a current basis, on the status and terms of any such proposals or offers and the status of any such negotiations or discussions.

          5.5 STANDSTILL. Each of Blaustein and Wise acknowledges that he and it are aware of the provisions of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder relating to insider trading, and that if either Blaustein or Wise is privy to material, non-public information regarding Federated, neither Blaustein nor Wise can trade in Federated Common Shares or other securities of Federated. Blaustein agrees and undertakes to Federated that at no time prior to the closing will Blaustein or Wise buy, sell or engage in any transaction (except the closing under this Agreement) involving any securities issued by Federated (including any securities convertible into, or exchangeable for, or warrants, options or rights to purchase or sell, such securities), or induce any other person to do any of the foregoing.

          5.6 CONDUCT OF BUSINESS. During the period from the date hereof to the Closing Date, each Party will operate only in the ordinary course of business, except to the extent that the other Parties provide prior written consent to do otherwise, or as expressly permitted or required by this Agreement. Without limiting the generality of the foregoing, each Party agrees that, except as permitted by the other Parties (which permission shall be deemed granted if the other Parties do not object in writing within 5 business days of written notification to them of the Party's intention to take any such action), that Party shall not take any action which would cause the representations set forth in Sections 2.7 and 3.7 hereof to fail to be true and correct as of the Closing Date.

          5.7 REGISTRATION STATEMENT. Each of the Parties agrees to cooperate in the preparation of a registration statement on Form S-4 (the "Registration Statement") to be filed by Federated with the SEC in connection with the issuance of the Federated Common Shares, including the proxy statement and prospectus constituting a part of said Registration Statement. Each of the Parties agrees to use all reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933 as promptly as reasonably practicable after filing thereof. Each of Wise and Blaustein agrees to furnish to Federated all information concerning Wise, its subsidiaries, officers, directors, shareholders and Blaustein as may be reasonably requested in connection with the foregoing.

          5.8  SHAREHOLDER MEETING.

          (a) Federated shall (i) take all steps reasonably necessary duly to call, give notice of, convene and hold a meeting of Federated's shareholders as soon as reasonably practicable for the purpose of securing the approval by such shareholders of an amendment to Federated's Certificate of Incorporation (the "Amendment"), which shall increase the number of authorized shares of Federated's common stock, such that the transactions contemplated under this Agreement may be consummated, and (ii) subject to the qualification set forth in Section 5.4 hereof, recommend to the shareholders of said Party the approval of the Amendment, and use its best efforts to obtain, by January 31, 1998, such approval.

          (b) Each Party shall cooperate and consult with the other Parties as to each of the foregoing matters. In connection therewith, each director of Federated agrees to vote the shares he or she owns in Federated in favor of this Agreement.

          5.9 FINANCIAL SUPPORT. From and after the date hereof, Wise will use its best efforts, and Blaustein will cause Wise to use its best efforts, to provide such financial assistance to Federated (which may include purchases of Federated's inventory) as Federated may request in the continued conduct of its business, PROVIDED THAT (a) the Board of Directors of Wise shall determine in good faith that said assistance shall be in the best interests of Wise, including post-closing considerations, and (b) Fleet Bank, N.A. shall have provided any requisite consent under the $400,000 Revolving Line of Credit and $600,000 Term Loan by and between Fleet Bank, N.A. and Wise dated June 12, 1997, which consent Wise shall use its best efforts to secure.

          5.10 NOTICES. Each Party shall promptly notify the others of (a) any Wise or Federated Material Adverse Effect and (b) any developments causing any of the representations and warranties of the Parties in this Agreement not to be true.

          5.11 FILINGS, APPLICATIONS. The Parties will prepare promptly, and Federated will file, any statements or applications necessary to obtain the regulatory approvals required to consummate the transactions contemplated by this Agreement.

                             ARTICLE 6

                         OTHER AGREEMENTS

          The Parties agree as follows with respect to the period following the closing.

          6.1 GENERAL. In case at any time after the closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

          6.2 TAX-FREE REORGANIZATION TREATMENT. Neither Blaustein, Wise nor Federated will take or cause to be taken any action which would, or is reasonably likely to, prevent or impede the Exchange from qualifying as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986.

                             ARTICLE 7

               CONDITIONS TO FEDERATED'S OBLIGATIONS

          The obligation of Federated to consummate the transactions to be performed by it in connection with the closing is subject to satisfaction of the following conditions:

          7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Articles III and IV above or in any related agreement shall be true and correct at and as of the Closing Date as though such representations and warranties were made or given on and as of the Closing Date (other than the representations and warranties made as of a particular date, which shall be true as of such date).

          7.2 COVENANTS. Blaustein shall have performed and complied with all of his covenants hereunder in all material respects through the closing.

          7.3 CERTIFICATES. Blaustein shall have delivered to Federated a certificate to the effect that each of the conditions specified above in Sections 7.1 and 7.2 is satisfied in all respects.

          7.4 INJUNCTIONS. There shall not be any injunction, judgment, order, decree, ruling, or charge in effect, or any litigation that has been commenced or threatened, preventing consummation of any of the transactions contemplated by this Agreement.

          7.5 CONSENTS. Blaustein and Wise shall use their best efforts to obtain all authorizations, consents and approvals as required under
Section 3.5, 3.6, 4.2 or 4.3 above, or any schedule thereto, prior to the closing. Each such authorization, consent and approval shall be in form and substance reasonably acceptable to Federated. Any filing required by any governmental entity prior to the closing, including, without limitation, the Registration Statement described in Section 5.7 above, shall have been made to said entity in conformity with applicable law and regulations, and any such filing that is material shall have been accepted by said entity prior to the closing. Federated shall have received from the SEC a declaration of effectiveness as to the Registration Statement.

          7.6 CORPORATE APPROVALS. The Agreement and the transactions contemplated hereby shall have been approved by the Board of Directors of Wise within 30 days of the date of this Agreement.

          7.7 ADDITIONAL DELIVERIES. All actions to be taken by Blaustein and Wise in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Federated.

          7.8 NO MATERIAL ADVERSE CHANGE. No Wise Material Adverse Effect shall have occurred.

          7.9 FALLON CONSULTING AGREEMENT. The Parties shall have entered into a Consulting Agreement with Harry Fallon, on terms mutually agreed upon, which agreement shall be for a term of not less than 2 years, and for cash compensation of not less than $60,000 per year, and which shall provide Mr. Fallon with health insurance and other benefits, as agreed upon between Mr. Fallon and the Parties.

          7.10 BOARD OF DIRECTORS. Blaustein shall cause the designees of Harry Fallon (who shall comprise not be less than 25% of the Board at any given time) to be elected to the Board of Directors of Federated on the Closing Date for a period of not less than 2 years. It is presently anticipated that Fallon will constitute one such designee, and will serve as Vice Chairman of the Board of Directors for a period of not less than 2 years, having such duties and responsibilities as shall be mutually agreed upon by Fallon and the Parties.

          7.11 EXECUTIVE EMPLOYMENT AGREEMENTS AND OTHER EMPLOYEE
ARRANGEMENTS.

          (a) Federated shall have entered into an employment agreement with Jane A. Christy, on terms mutually agreed upon by the Parties and Ms. Christy, under which Ms. Christy shall continue to perform such services as she currently performs for Federated, and shall have the title of Vice President -- Operations, and which shall further provide: a term of one year, cash compensation of $62,500, an incentive cash bonus of $15,000 payable on the first anniversary of said employment agreement, and benefits including health insurance, lease payments on the car currently leased by Federated for her, and such other benefits as are mutually agreed upon by Ms. Christy and the Parties.

          (b) Federated shall have entered into an employment agreement with Donald Butz, on terms mutually agreed upon by the Parties and Mr. Butz, which agreement shall be for a 1-year term, and which shall provide cash compensation of not less than the amount he currently receives as an employee of Federated, and benefits including health insurance and such other benefits as are mutually agreed upon by Mr. Butz and the Parties.

          (c) In addition, Federated shall have entered into employment and non-compete agreements, in substantially the form of those used by Wise with certain of its sales personnel, with each of Michael Bachman, Raymond D'Amato, Diane D'Amato and Steven Parker.

          7.12 NEW JERSEY FACILITY. The Parties shall maintain an office facility in New Jersey on terms mutually agreed upon by the Parties.

                             ARTICLE 8

               CONDITIONS TO BLAUSTEIN'S OBLIGATIONS

          Blaustein's obligation to consummate the transactions to be performed by him in connection with the closing is subject to satisfaction of the following conditions:

          8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Article II above or in any related agreement shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made and given on and as of the Closing Date (other than the representations and warranties made as of a particular date, which shall be true as of such date).

          8.2 COVENANTS. Federated shall have performed and complied with all of its covenants hereunder in all material respects through the closing.

          8.3 CERTIFICATES. Federated shall have delivered to Blaustein a certificate to the effect that each of the conditions specified above in Sections 8.1 and 8.2 is satisfied in all respects.

          8.4 INJUNCTIONS. There shall not be any injunction, judgment, order, decree, ruling, or charge in effect, or any litigation that has been commenced or threatened, preventing consummation of any of the transactions contemplated by this Agreement.

          8.5 CONSENTS. Federated shall use its best efforts to obtain all authorizations, consents and approvals as required under Sections 2.5 and 2.6 above, or any schedule thereto, prior to the closing. Each such authorization, consent and approval shall be in form and substance
reasonably acceptable to Blaustein.   Any filing required by any
governmental entity prior to the closing, including, without limitation, the Registration Statement described in Section 5.7 above, shall have been made to said entity in conformity with applicable law and regulations, and any such filing that is material shall have been accepted by said entity prior to the closing. Federated shall have received from the SEC a declaration of effectiveness as to the Registration Statement.

          8.6  CORPORATE APPROVALS.

          (a) The Agreement and the transactions contemplated hereby shall have been approved by the Board of Directors of Federated within 30 days of the date of this Agreement.

          (b) The Amendment, as defined in Section 5.8, shall have been approved by the shareholders of Federated not later than January 31, 1998.

          8.7 ADDITIONAL DELIVERIES. All actions to be taken by Federated in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Blaustein.

          8.8 NO MATERIAL ADVERSE CHANGE. No Federated Material Adverse Effect shall have occurred.

          8.9 RESIGNATION BY FEDERATED'S CURRENT BOARD OF DIRECTORS AND EXECUTIVE OFFICERS. Except as provided in Sections 7.10 and 7.11 above, by the Closing Date all members of Federated's Board of Directors and all executive officers of Federated shall have resigned, and Federated shall have accepted such resignations.

          8.10 FEDERATED NET WORTH. On the Closing Date, Federated's shareholders' equity, as determined by the accounting firm of Bederson & Company, L.L.P., shall not be less than $400,000.

          8.11 AUDITORS' OPINION. The accounting firm of Bederson & Company, L.L.P., shall have delivered to Blaustein an opinion reasonably satisfactory in form and substance to Blaustein (based on certain assumptions and representations of Blaustein, Wise, and Federated), to the effect that the Exchange qualifies as a reorganization under Section 368 of the Code and that generally no income or gain will be recognized by Blaustein for federal income tax purposes as a result of the transactions contemplated by this Agreement.

          8.12 EXECUTIVE EMPLOYMENT AGREEMENTS AND OTHER EMPLOYEE
ARRANGEMENTS.

          (a) Federated shall have entered into an employment agreement with Jane A. Christy, on terms mutually agreed upon by the Parties and Ms. Christy, under which Ms. Christy shall continue to perform such services as she currently performs for Federated, and shall have the title of Vice President -- Operations, and which shall further provide: a term of one year, cash compensation of $62,500, an incentive cash bonus of $15,000 payable on the first anniversary of said employment agreement, and benefits including health insurance, lease payments on the car currently leased by Federated for her, and such other benefits as are mutually agreed upon by Ms. Christy and the Parties.

          (b) Federated shall have entered into an employment agreement with Donald Butz, on terms mutually agreed upon by the Parties and Mr. Butz, which agreement shall be for a 1-year term, and which shall provide cash compensation of not less than the amount he currently receives as an employee of Federated, and benefits including health insurance and such other benefits as are mutually agreed upon by Mr. Butz and the Parties.

          (c) In addition, Federated shall have entered into employment and non-compete agreements, in substantially the form of those used by Wise with certain of its sales personnel, with each of Michael Bachman, Raymond D'Amato, Diane D'Amato and Steven Parker.

          Blaustein may waive any condition specified in this Article VIII if he executes a writing so stating at or prior to the closing.

                             ARTICLE 9

                            TERMINATION

          9.1 TERMINATION OF AGREEMENT. Certain of the Parties may terminate this Agreement as provided below:

          (a) Federated and Blaustein may terminate this Agreement by mutual written consent at any time prior to the closing;

          (b) Blaustein may terminate this Agreement by giving written notice to Federated at any time prior to the closing if any of the following events shall have occurred:

               (i) FEDERATED'S BREACH. Federated has breached any representation, warranty, or covenant contained in this Agreement in any material respect, and Blaustein has notified Federated of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach.

               (ii) FAILURE TO CLOSE BECAUSE FEDERATED FAILS TO MEET OBLIGATIONS. The closing shall not have occurred on or before January 31, 1998, by reason of the failure of any provision of Article VIII (conditions precedent to Blaustein's performance), unless said failure shall have resulted primarily from Blaustein's breaching any representation, warranty, or covenant contained in this Agreement.

          (c) Federated may terminate this Agreement by giving written notice to Blaustein at any time prior to the closing if any of the following events shall have occurred:

               (i) BLAUSTEIN'S BREACH. Blaustein has breached any representation, warranty, or covenant contained in this Agreement in any material respect, and Federated has notified Blaustein of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach.

               (ii) FAILURE TO CLOSE BECAUSE BLAUSTEIN FAILS TO MEET OBLIGATIONS. The closing shall not have occurred on or before January 31, 1998, by reason of the failure of any provision of Article VII (conditions precedent to Federated's performance), unless said failure shall have resulted primarily from Federated's breaching any representation, warranty, or covenant contained in this Agreement.

          (d) Federated may terminate this Agreement if its Board of Directors determines in good faith that a written proposal for a Competing Transaction under Section 5.4 above is more favorable from a financial point of view to its shareholders than the transactions contemplated by this Agreement (including any adjustment to the terms and conditions of the transactions under this Agreement, proposed by the other Parties in response to such Competing Transaction), and is in said shareholders' best interests. Federated may terminate this Agreement and enter into an agreement with respect to such Competing Transaction, PROVIDED THAT it has complied with the provisions of Section 5.4(c) concerning notice to the other Parties of negotiations, and at least 2 business days prior to any such termination, Federated has provided the other Parties written notice that it intends to terminate this Agreement pursuant to this Section 9.1(b), which notice shall identify the Competing Transaction then determined to be more favorable.

          9.2 EFFECT OF TERMINATION. Except as provided in Section 9.3 below, and except for any liability of any Party then in breach, if any Party terminates this Agreement pursuant to Section 9.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party; PROVIDED, HOWEVER, that the provisions of Section 5.3(b) (confidentiality), Article X (Indemnification) and Section 12.13 (expenses) of this Agreement shall survive termination.

          9.3 PAYMENT UPON TERMINATION. If Federated terminates this Agreement pursuant to clause (d) of Section 9.1, then Federated shall pay to Blaustein the reasonable documented out-of-pocket expenses incurred by Blaustein in connection with the transactions contemplated hereby, including the negotiation and execution of this Agreement, up to a maximum of $50,000.

                            ARTICLE 10

                          INDEMNIFICATION

          10.1 GENERAL.  Subject to the limitations set forth in this
Article X, Federated agrees to indemnify, defend and hold Blaustein (the "Indemnified Party") harmless from and against any and all claims, actions, suits, demands, assessments, judgments, losses, liabilities, damages, costs and expenses (including, without limitation, fines, penalties and, to the extent permitted by law, reasonable attorneys' fees) ("Indemnity Claims") suffered by said Indemnified Party resulting from the inaccuracy or incorrectness of any representation or breach of any warranty made by Federated under this Agreement, if, but only if, and then only to the extent that, the inaccuracy or incorrectness or breach, as the case may be, was knowing, intentional and deliberate on the part of Federated, AND FURTHER PROVIDED THAT the Indemnity Notice described at Section 10.2 below shall have been received within six months of the Closing Date. Except as provided otherwise under Article IX (Termination), the provisions of this
Article X shall be the sole remedy available to the Parties for the breach of this Agreement. In no event shall Federated's directors, officers, employees, or agents have any liability arising out of this Agreement.

          10.2 NOTICE; PAYMENT OF VALID CLAIMS. Subject to the limitations set forth in this Article X, in the event that an Indemnified Party shall assert an Indemnity Claim, said Indemnified Party shall have sent written notice thereof (the "Indemnity Notice") to an independent committee of directors (the "Independent Committee"), consisting of Harry J. Fallon, Steven Fried, and a representative of Federated's independent auditors.
The Indemnity Notice shall provide (i) an identification of the particular representation claimed to be incorrect or inaccurate, the warranty, covenant or agreement claimed to have been breached and/or the basis of the claim for indemnification, (ii) a statement in reasonable detail of the facts giving rise to such alleged inaccuracy, incorrectness or breach and/or claim for indemnification, (iii) a statement that the incorrectness or inaccuracy or breach, as the case may be, was knowing, deliberate, and intentional by Federated, and (iv) the amount in dollars by which the Indemnified Party claims to have been damaged by reason of the alleged inaccuracy, incorrectness or breach and/or the amount by which the Indemnified Party is or may be entitled to indemnification pursuant to this
Article X (said written notice of claim from the Indemnified Party being hereinafter called an "Indemnity Notice"). Except as provided in Section
10.3 (Third-Party Claims) below, upon receipt of an Indemnity Notice, the Independent Committee shall, in not less than three (3) business days, appoint a single arbitrator, who, in accordance with the rules of the American Arbitration Association, shall determine the validity of the Indemnity Claims described therein. The decision by said arbitrator shall be final and binding on the Parties. If the arbitrator determines that such Indemnity Claims are valid, Federated shall immediately issue to Blaustein a number of shares of Federated Common Stock, valued at $.36 per share (the "Indemnity Shares"), equal in value to the total amount by which such valid Indemnity Claims, aggregated with all other Indemnity Claims found valid in accordance with this Section 10.2, exceed $25,000; PROVIDED, HOWEVER, THAT the number of Indemnity Shares issued under this Section 10.2 shall be limited to an amount that, when aggregated with the Federated Common Shares described at Section 1.1, shall not exceed 80% of the total shares of Federated's common stock issued and outstanding as of the Closing Date.

          10.3 THIRD-PARTY CLAIMS. Notwithstanding any provision to the contrary in Section 10.2 above, if an Indemnity Claim should involve the proposed settlement of litigation or threatened litigation against Federated, Wise or Blaustein, the approval of the Independent Committee, acting in its sole discretion by majority vote, without referral to an arbitrator, shall be required. The decision by the Independent Committee shall be final and binding on the Parties.

          10.4 DEDUCTIBLE. In no event shall Federated be liable to an Indemnified Party to the extent that all Indemnity Claims found valid under this Article X do not exceed $25,000 in the aggregate, such that the Indemnified Party shall absorb a total of the first $25,000 of losses, costs, expenses or damages sustained by it relating to valid Indemnity Claims made hereunder and after said Indemnified Party shall have absorbed such total of $25,000 in respect to valid Indemnity Claims generally, the balance of all such valid Indemnity Claims shall be subject to indemnification as provided in this Article X, it being understood by the Parties that said $25,000 deductible amount is a cumulative aggregate deductible and is not applicable as a deduction to each Indemnity Claim individually.

          10.5 CONFORMITY WITH ARTICLE X. In no event shall an Indemnified Party's right to reimbursement in respect of any one or more Indemnity Claims be enforced or realized except in conformity with this Article X. The Indemnified Party hereby acknowledges that this Article X has been expressly bargained for in this transaction.

                            ARTICLE 11

                            DEFINITIONS

          11.1 DEFINED TERMS. As used herein, the terms below shall have the following meanings:

          "ACTIONS" means (i) any outstanding criminal, civil or administrative injunction, judgment, order, decree, ruling, or charge, contingent or otherwise and whether or not required to be disclosed, or
(ii) any action, suit, proceeding, hearing, or investigation of, in, or before any court or administrative agency of any federal, state, local, or foreign jurisdiction.

          "AFFILIATE" means, with respect to any person, any person directly or indirectly controlling, controlled by, or under common control with such other person. For purposes of this definition, "control" (including with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities, by contract or otherwise.

          "FEDERATED MATERIAL ADVERSE EFFECT" means a material adverse change in or effect on the consolidated financial condition, properties, business or results of operations of Federated, taken as a whole.

          "WISE MATERIAL ADVERSE EFFECT" means a material adverse change in or effect on the consolidated financial condition, properties, business or results of operations of Wise, taken as a whole.

                            ARTICLE 12

                           MISCELLANEOUS

          12.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in Articles II, III and IV shall survive for six months following the Closing Date.

          12.2 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the closing without the prior written approval of Federated and Blaustein; PROVIDED, HOWEVER, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

          12.3 THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

          12.4 ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they have related in any way to the subject matter hereof.

          12.5 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of Federated and Blaustein.

          12.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          12.7 PRONOUNS. Whenever the context requires, the use in this Agreement of a pronoun of any gender shall be deemed to refer also to any other gender, and the use of the singular shall be deemed to refer also to the plural.

          12.8 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          12.9 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     IF TO BLAUSTEIN:

Martin L. Blaustein, Chairman
Wise Components, Inc.
28 Henry Street
Greenwich, Connecticut  06830

     Fax: (203) 531-7956

     and copy to:

Smith, Ranscht, Connors, Mutino,
     Nordell & Sirignano, P.C.
235 Main Street
White Plains, NY 10601
Attn: Michael Nordell, Esq.

     Fax: (914) 946-8861

     IF TO FEDERATED:

Federated Purchaser, Inc.
268 Cliffwood Avenue
Cliffwood, New Jersey 07721
Attn: Harry J. Fallon, Chairman

     Fax: (908) 290-8008

     and copy to:

Sills Cummis Zuckerman Radin
     Tischman Epstein & Gross
One Riverfront Plaza
Newark, NJ 07102-5400
Attn: Victor H. Boyajian, Esq.

     Fax: (973) 643-6500

     IF TO WISE:

Wise Components, Inc.
28 Henry Street
Greenwich, Connecticut  06830
Attn: Martin L. Blaustein, Chairman

     Fax: (203) 531-4859

     and copy to:

Smith, Ranscht, Connors, Mutino,
     Nordell & Sirignano, P.C.
235 Main Street
White Plains, NY 10601
Attn: Michael Nordell, Esq.

     Fax: (914) 946-8861

     Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

          12.10 JURISDICTION. Each of the Parties hereto, including all persons joining in this Agreement, hereby expressly agrees that jurisdiction respecting any dispute between or among them arising out of this Agreement, shall be in the appropriate State Courts of New York, or the United States District Court for the Southern District of New York.

          12.11 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Federated, Blaustein and Wise. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          12.12 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          12.13 EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; PROVIDED, HOWEVER, that Federated shall pay 50%, and Wise shall pay 50%, of all legal and professional fees relating to the preparation and filing of the Registration Statement.

          12.14 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

          12.15 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Disclosure Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.


                         FEDERATED PURCHASER, INC.


                         By:
                            Harry J. Fallon

                         Title: President


                         WISE COMPONENTS, INC.


                         By:
                            Martin L. Blaustein

                         Title: Chairman


                         MARTIN L. BLAUSTEIN

                           APPENDIX II



                     FEDERATED PURCHASER, INC.

             ________________________________________

   CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION
         UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW
 .
              _______________________________________


          It is hereby certified that:

          FIRST:  The name of the corporation is

          FEDERATED PURCHASER, INC. (the "CORPORATION").

          SECOND: The certificate of incorporation of the Corporation was filed by the Department of State on May 3, 1928. The name under which the certificate of incorporation of the Corporation was filed was:

             FEDERATED PURCHASING SERVICE CORPORATION

          THIRD: The purpose of the amendment of the certificate of incorporation of the Corporation, effected by this certificate of amendment, is to increase the authorized capitalization of the corporation to the name of the Corporation.

          FOURTH: To accomplish the foregoing amendment, Article Third of the certificate of incorporation of the Corporation, is hereby amended to read as follows:

          "THIRD: The aggregate number of shares which the corporation shall have authority to issue is seven million five hundred thousand (7,500,000 shares of common stock of the par value of ten cents ($.10) per share."

          FIFTH: The foregoing amendment was authorized by resolution of the Board of Directors of the corporation, followed by the vote of a majority of the issued and outstanding common stock of the Corporation entitled to vote thereon at a shareholders meeting held on the day of December, 1997, at which a quorum was present and acting throughout.

          IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date:  ________, 1997.

                              ______________________________
                              President


                              _______________________________
                              Secretary

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of Federated Purchaser, Inc.
Cliffwood, New Jersey

We have audited the consolidated balance sheets of Federated Purchaser, Inc. and its subsidiaries as of October 31, 1996 and 1995 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended October 31, 1996, 1995 and 1994. These consolidated financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Federated Purchaser, Inc. and its subsidiaries as of October 31, 1996 and 1995, and the results of its operations and its cash flows for the years ended October 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                          BEDERSON & COMPANY LLP


January 7, 1997
West Orange, New Jersey

                           FEDERATED PURCHASER, INC.
                          CONSOLIDATED BALANCE SHEETS
                           OCTOBER 31, 1996 AND 1995

                                    ASSETS
                                                         1996         1995

CURRENT ASSETS:
  Cash                                                $   95,918   $  186,515
  Marketable securities                                     -          99,744
  Accounts receivable, less allowance for doubtful
    accounts of $26,339 and $22,835, respectively        493,285      486,389
  Inventories                                            314,447      392,282
  Prepaid expenses and sundry receivables                 22,925       36,868
  Note receivable - Freedom Electronics Corporation       20,000         -
  Restrictive covenant receivable                         24,375       22,500

  TOTAL CURRENT ASSETS                                   970,950    1,224,298

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation and amortization                           32,028       43,132

OTHER ASSETS:
  Note receivable - Freedom Electronics Corporation,
    net of current portion                               155,000      210,000
  Restrictive covenant receivable, net of
    current portion                                       24,375       46,875
  Security deposits                                       10,845       10,845
  Association membership                                  94,126       70,454

  TOTAL OTHER ASSETS                                     284,346      338,174

TOTAL ASSETS                                          $1,287,324   $1,605,604

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                   $   10,624   $   10,624
  Accounts payable                                       375,851      283,325
  Accrued expenses                                        93,861       58,474

  TOTAL CURRENT LIABILITIES                              480,336      352,423

LONG-TERM DEBT, less current portion                       8,331       19,073

DEFERRED INCOME                                           48,750       69,375

TOTAL LIABILITIES                                        537,417      440,871

STOCKHOLDERS' EQUITY:
  Common stock, $.10 par value,
    Authorized, 5,000,000 shares,
    Issued and outstanding, 1,719,758 shares             171,976      171,976
  Additional paid-in capital                           1,692,342    1,692,342
  Accumulated deficit                                 (1,053,333)    (638,507)
    Total                                                810,985    1,225,811
  Less:  Treasury stock, at cost                          61,078       61,078

  TOTAL STOCKHOLDERS' EQUITY                             749,907    1,164,733

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $1,287,324   $1,605,604

                         The accompanying notes are an
                  integral part of these financial statements.

                           FEDERATED PURCHASER, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED OCTOBER 31, 1996, 1995 AND 1994








                                          1996          1995          1994

REVENUES:
  Sales, net                           $3,980,560    $4,118,799    $6,281,006

COSTS AND EXPENSES (INCOME):
  Cost of sales                         3,128,019     3,172,060     4,907,644
  Selling, shipping, and general
    and administrative                  1,286,444     1,353,609     1,687,016
  Loss on sale of subsidiary                 -          182,791          -
  Depreciation and amortization            11,575        11,260        47,332
  Interest expense                          2,828         3,811        24,340
  Interest income                         (14,830)      (32,530)       (1,637)
  Restrictive covenant                    (20,625)      (20,625)         -
  Other income                                 -         (9,878)       (2,505)

  TOTAL COSTS AND EXPENSES (INCOME)     4,393,411     4,660,498     6,662,190

LOSS BEFORE PROVISION FOR INCOME TAXES (412,851)       (541,699)     (381,184)

PROVISION (BENEFIT) FOR INCOME TAXES        1,975         4,363        (7,335)

NET LOSS                               $ (414,826)   $ (546,062)   $ (373,849)

LOSS PER SHARE                         $     (.26)   $     (.34)   $     (.22)







                         The accompanying notes are an
                  integral part of these financial statements.

                                   FEDERATED PURCHASER, INC.
                        CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                          YEARS ENDED OCTOBER 31, 1996, 1995 AND 1994





                                                                                          Common Stock
                                                                         Retained            Held in
                                                           Additional   Earnings            Treasury
                                       COMMON STOCK         Paid-in     Accumulated         AT COST
                                      SHARES     AMOUNT     CAPITAL      (DEFICIT)     SHARES    AMOUNT


BALANCES - October 31, 1993         1,719,758   $171,976   $1,692,342   $   281,404     19,552     $16,633

 Net loss                                -          -            -         (373,849)      -        -

BALANCES - October 31, 1994         1,719,758    171,976    1,692,342       (92,445)    19,552   16,633

  Purchase of treasury stock             -          -            -             -        88,889   44,445

  Net loss                               -          -            -         (546,062)      -        -

BALANCES - October 31, 1995         1,719,758    171,976    1,692,342      (638,507)   108,441   61,078

  Net loss                               -          -            -         (414,826)      -        -

BALANCES - October 31, 1996         1,719,758   $171,976   $1,692,342   $(1,053,333)   108,441  $61,078


                                       The accompanying notes are an
                                integral part of these financial statements.

                               FEDERATED PURCHASER, INC.
                         CONSOLIDATED STATEMENTS OF CASH FLOWS
                      YEARS ENDED OCTOBER 31, 1996, 1995 AND 1994

                                                       1996          1995         1994
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                           $(414,826)    $(546,062)   $(373,849)
  Adjustments to reconcile net loss
    to net cash from operating activities:
      Depreciation and amortization                     11,575        11,260       47,332
      Allowance for doubtful accounts                    4,751        13,235       10,691
      Accrued interest income                             -           (5,959)        -
      Loss on divestiture of Freedom
        Electronics, Corp.                                -          182,791         -
      Freedom Electronics, Corp., net assets
        and liabilities disposed of                       -         (127,802)        -
      Noncash operating expenses                          -            2,154         -
      Deferred income taxes                               -            7,867        5,438
      (Increase) decrease in current assets:
        Accounts receivable                            (11,647)     (117,488)      (8,045)
        Inventories                                     77,835        18,546      (42,624)
        Prepaid expenses and sundry receivables         13,943        51,385      (30,001)
        Tax refund receivable                             -            5,119       30,957
      Increase (decrease) in current liabilities:
        Accounts payable                                92,526       (52,354)      83,242
        Accrued expenses                                35,387       (45,540)     (17,906)

  NET CASH USED BY OPERATING ACTIVITIES               (190,456)     (602,848)    (294,765)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds on divestiture of Freedom
    Electronics, Corp.                                    -          755,845         -
  Purchase of marketable securities                       -         (286,224)        -
  Sale of marketable securities                         99,744       192,439         -
  Purchase of property and equipment                      (471)       (2,688)      (8,546)
  Collection of note receivable                         35,000          -            -
  Increase in association membership costs             (23,672)      (20,400)     (26,604)

  NET CASH PROVIDED BY (USED BY)
    INVESTING ACTIVITIES                               110,601       638,972      (35,150)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on notes payable and long-term debt         (10,742)      (74,624)    (110,625)
  Proceeds from bank and equipment loans                  -             -         400,000

  NET CASH PROVIDED BY (USED BY)
    FINANCING ACTIVITIES                               (10,742)      (74,624)     289,375

NET DECREASE IN CASH                                   (90,597)      (38,500)     (40,540)

CASH - beginning of year                               186,515       225,015      265,555

CASH - end of year                                   $  95,918     $ 186,515    $ 225,015


                             The accompanying notes are an
                      integral part of these financial statements.

                               FEDERATED PURCHASER, INC.
                         CONSOLIDATED STATEMENTS OF CASH FLOWS
                      YEARS ENDED OCTOBER 31, 1996, 1995 AND 1994









                                                        1996          1995         1994
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                         $    2,826    $    3,811   $   24,340

    Income taxes                                     $     -       $      421   $    4,194



NON-CASH INVESTING AND FINANCING ACTIVITY:
  Divestiture of Freedom Electronics Corp.,
    summarized as follows:
      Selling price                                  $     -       $1,100,290   $     -

      Less:  Note receivable                               -         (210,000)        -
             Restrictive covenant                          -          (90,000)        -
             Treasury stock                                -          (44,445)        -

      Cash received                                  $     -       $  755,845   $     -



                             The accompanying notes are an
                      integral part of these financial statements.

                               FEDERATED PURCHASER, INC.
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            OCTOBER 31, 1996, 1995 AND 1994

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF BUSINESS
          The Companies are engaged in the assembly and sale of electronic parts, components and related equipment and contract manufacturing for the electronics industry.

          ACCOUNTING ESTIMATES
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.

          REVENUE RECOGNITION
          Federated Purchaser, Inc. and its subsidiaries, ("the Company" or "Federated") maintains their records on the accrual basis of accounting. Income is recorded when title passes and expenses are recorded when incurred. Any merchandise returned by customers in the ordinary course of business must be pre-approved by management.

          PRINCIPLES OF CONSOLIDATION
          The consolidated financial statements include the accounts of the Company and its subsidiaries, all of which are wholly-owned. All significant intercompany items have been eliminated. (See Note 16, Sale of Subsidiary.)

          INVENTORIES
          Inventories are stated at lower of cost (first-in, first-out method) or market.

          PROPERTY AND EQUIPMENT
          Property  and  equipment,  including   significant  betterments,  are
          recorded at cost. Upon retirement or disposal of properties, the cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. Maintenance and repair costs are charged to expense as incurred. Provisions for depreciation are made using the straight-line method over the estimated economic lives of the assets.

          AMORTIZATION
          Goodwill is being amortized over a period of forty years by the straight-line method.

          RECLASSIFICATION
          Certain prior year amounts have been reclassified to conform with current year presentation.

          LOSSES PER SHARE
          The computations of losses per share are based on the weighted average number of shares outstanding during the year: 1,611,317 in 1996, 1,614,726 in 1995, 1,700,206 in 1994.

                               FEDERATED PURCHASER, INC.
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            OCTOBER 31, 1996, 1995 AND 1994


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

          FAIR VALUE OF FINANCIAL INSTRUMENTS
          The Company  measures  its  financial  statements  and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash, trade accounts receivable, notes receivable, accounts payable, and accrued expenses, the carrying amounts approximate fair value due to their short term maturities. The amount shown for long-term receivables also approximate fair value. The fair value of the Company's long-term debt is based upon rates currently available to the Company for loans with similar terms and average maturities.

NOTE 2 - GOING CONCERN

          The Company's financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

          As shown in the financial statements, the Company has reported net losses of $414,826, $546,062 and $373,849 for the fiscal years ended October 31, 1996, 1995 and 1994, respectively and working capital has continued to decline. These factors raise substantial doubt about the Company's ability to continue as a going concern.

          The Company's continued operations will depend on its ability to raise additional funds through a combination of equity or debt financing, strategic alliances, increased revenues and reduction of operating costs.

          The Company's long-term liquidity will depend on its ability to raise substantial additional funds. There can be no assurances that such funds will be available to the Company on acceptable terms, if at all.

NOTE 3 - CONCENTRATION OF CREDIT RISK AND RISK ARISING FROM CASH
               DEPOSITS IN EXCESS OF INSURED LIMITS

          The Company sells its products to various customers primarily in the Northeast United States. The Company performs ongoing credit evaluations on its customers and generally does not require collateral. The Company maintains reserves for potential credit losses and such losses have been within management's expectations.

NOTE 4 - MARKETABLE SECURITIES

          At October 31, 1995, marketable securities represents treasury bills with an original maturity in excess of three months and are classified as available for sale. The current marketable securities are stated at cost, plus accrued interest which approximates the current market value of the securities.

NOTE 5 - INVENTORIES

          Inventories consist of the following:

                                                       1996         1995

            Merchandise for resale                   $314,447     $392,282

                               FEDERATED PURCHASER, INC.
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            OCTOBER 31, 1996, 1995 AND 1994

NOTE 6 - PROPERTY AND EQUIPMENT

          Property and equipment consist of the following:

                                                       1996         1995      USEFUL LIFE
            Leasehold improvements                   $ 12,522     $ 12,522    5 - 31 years
            Furniture, fixtures and
              equipment                               110,626      110,155    5 - 15 years
            Automotive equipment                       24,139       24,139    4 years
              Total                                   147,287      146,816
            Less:  Accumulated depreciation
                   and amortization                   115,259      103,684

            Total Property and Equipment             $ 32,028     $ 43,132


NOTE 7 - ASSOCIATION MEMBERSHIP

          The Company is a member of a cooperative buying group and has been purchasing stock in such group pursuant to group guidelines. The total investment as of October 31, 1996 and 1995 was $94,126 and $70,454, respectively. In the event that the Company were to leave the group, the group would be obligated to refund all invested amounts over a five year period. The association membership is valued at cost, which approximates the current market value.

NOTE 8 - LONG-TERM DEBT

          Long-term debt payable consist of the following:

                                                                    1996        1995
              IBM Credit Corporation, payable in monthly
              installments of $1,122, including interest
              at 11% through July 1998, secured by data
              processing equipment.                               $ 18,955    $ 29,697

              Less:  Current portion                                10,624      10,624

              Total Long-Term Debt                                $  8,331    $ 19,073

          Long-term debt matures as follows:

              Year Ended
              OCTOBER 31,

                 1997                                             $ 10,624
                 1998                                                8,331
                                                                  $ 18,955

                               FEDERATED PURCHASER, INC.
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            OCTOBER 31, 1996, 1995 AND 1994



NOTE 9  - ACCRUED EXPENSES

            Accrued expenses as of October 31, consist of the following:

                                                                 1996          1995
               Payroll                                         $ 17,693      $  8,290
               Professional fees                                 63,470        34,500
               Sundry                                            12,698        15,684

               Total Accrued Expenses                          $ 93,861      $ 58,474


NOTE 10 - EMPLOYMENT AGREEMENT

            The Company entered into an employment agreement with the chief executive officer effective November 1, 1986, originally terminating October 31, 1991 and subsequently extended until October 31, 1996. This agreement also provided for cash awards at 10% of incentive earnings, as defined. No cash awards were earned during the years 1996, 1995 and 1994.

NOTE 11 - RETIREMENT PLAN

            The Company sponsored a profit sharing plan covering substantially all employees. There was no charge to income for 1996, 1995 and 1994. The Board of Directors adopted a resolution on December 1, 1995 to terminate the Company's sponsored profit sharing plan covering substantially all employees.

NOTE 12 - INCOME TAXES (BENEFIT) DEFERRED AND PAYABLE

            Components of provision (benefit) for income taxes are as follows:

                                                  1996         1995         1994
              Current:
                Federal                         $   -        $   -        $   -
                State                              1,975        4,363       (1,847)

                  Total                            1,975        4,363       (1,847)

              Deferred:
                Federal                             -            -          (5,488)

              Total taxes (benefit)             $  1,975     $  4,363     $ (7,335)

                               FEDERATED PURCHASER, INC.
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            OCTOBER 31, 1996, 1995 AND 1994





NOTE 12 - INCOME TAXES (BENEFIT) DEFERRED AND PAYABLE (Continued)

           In 1992, the Company adopted Statement of Financial Accounting Standard 109 ("SFAS"). SFAS 109 provides for an asset and liability approach to accounting for income taxes that require the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

           In estimating future consequences, SFAS 109 generally considers all expected future events other than proposed changes in the tax law or rates prior to enactment. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

           Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of the net deferred tax asset relate to the following:

                                                               1996         1995
              Accounts receivable, principally
              due to allowance for doubtful
              accounts                                       $ 11,326     $  1,720

              Carryforward losses                             672,025      512,861

              Valuation allowance                            (683,351)    (514,581)

              Net deferred tax assets and
                liabilities                                  $   -        $   -


           At  October  31,  1996,  the  Company   had   net   operating   loss
           carryforwards of approximately $1,500,000 that expire in the years 2008 to 2011.

                               FEDERATED PURCHASER, INC.
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            OCTOBER 31, 1996, 1995 AND 1994

NOTE 12 - INCOME TAXES (BENEFIT) DEFERRED AND PAYABLE (Continued)

           The consolidated income tax (benefit) was different than the amount computed using the United States statutory income tax rate for the reasons set forth in the following table:

                                                     1996        1995          1994
              Expected tax (credit) at U.S.
                statutory income tax rate          $   -       $   -         $   -
              State income taxes                      1,975       4,363        (1,847)
              Utilization of loss
                carryforwards                          -           -           (5,488)

                                                   $  1,975    $  4,363      $ (7,335)


NOTE 13 - LEASE COMMITMENT

           As of September 30, 1992, the Company moved to a new facility under an operating lease agreement which will expire on December 31, 1998 at a minimum annual lease rental of $106,970. The lease was modified on June 1, 1995 to remove the premises used by Freedom Electronics Corporation at a minimum annual lease rental of $58,000. In addition to minimum rentals, the Company will be responsible for real estate taxes and a pro-rata share of all common charges. Rent charged to operations was $80,979, $82,885 and $163,765, respectively, for the years ended October 31, 1996, 1995 and 1994.

           The future aggregate minimum rental payments under this operating lease agreement are as follows:

              Years Ended
              OCTOBER 31,

                 1997                              $ 58,000
                 1998                                58,000
                 1999                                 9,667

                                                   $125,667

NOTE 14 - MAJOR SUPPLIER INFORMATION

           The Company had one supplier from whom it purchased approximately $523,000 or 16% of purchases for the year ended October 31, 1996.

NOTE 15 - RELATED PARTY TRANSACTIONS

           Freedom Electronics Corporation, a 100% owned subsidiary of Federated Purchaser, Inc. leased warehouse facilities from the President of the Company on a month-to-month basis, at a monthly rental of $3,500 for a total of $42,000 for the year ended October 31, 1994.

                               FEDERATED PURCHASER, INC.
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            OCTOBER 31, 1996, 1995 AND 1994



NOTE 16 - SALE OF SUBSIDIARY

           On November 15,  1994,  by  unanimous  vote  of  all  non-interested
           directors,  Federated  Purchaser,  Inc.  (Federated)  divested   its
           subsidiary, Freedom Electronics Corporation (Freedom).

           In consideration of the divestiture of 100% of the outstanding shares of Freedom Electronics Corporation, Federated Purchaser, Inc. received approximately $354,000, including $100,000 in cash, a $210,000 7% promissory note due on November 15, 1998 and 88,889 shares of common stock of Federated (representing 4.9% of the class outstanding) held personally by Freedom's President. In addition, the parties entered into customary covenants not to compete, pursuant to which Federated would become entitled to receive $90,000 over a period of four years. As part of this transaction certain intercompany indebtedness to Federated was satisfied by payment of an additional $656,000.

           The loss on the divestiture of Freedom amounted to $182,791 or $.11 per share.

           The following is a summary of net assets and results of operations of Freedom Electronics Corporation as of October 31, 1994 and for the year then ended.

                Cash                                              $   62,155
                Receivables                                          482,559
                Inventories                                          786,574
                Other current assets                                  37,295
                Property and equipment (net)                          94,210
                Other assets                                          28,032

                  Total assets                                     1,490,825

                Accounts payable                                     206,998
                Notes payable                                        254,667
                Other current liabilities                            668,910
                Long-term debt                                          -

                  Net assets                                      $  360,250


                Sales                                             $2,853,957

                Cost and expenses                                  2,919,342

                Loss before income taxes                             (65,385)

                Income taxes (benefit)                                (5,127)

                Net loss                                          $  (60,258)

                                    INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Stockholders of Federated Purchaser, Inc.
Cliffwood, New Jersey


We have audited the financial statements of Federated Purchaser, Inc. and its subsidiaries as of October 31, 1996 and have issued our report thereon dated January 7, 1997. Our audit also included the financial statements schedules of Federated Purchaser, Inc. and its subsidiaries listed in Item 14. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit. In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                         BEDERSON & COMPANY LLP












January 7, 1997
West Orange, New Jersey

								  Schedule V
                                 FEDERATED PURCHASER, INC.
                               PROPERTY, PLANT AND EQUIPMENT








   COLUMN A                        COLUMN B      COLUMN C      COLUMN D          COLUMN E

                                  Balance at                                     Balance
                                  Beginning      Additions    Retirements        at End
CLASSIFICATION                    OF PERIOD       AT COST      OR SALES         OF PERIOD

Year ended October 31, 1996:
  Furniture and fixtures            $110,155     $    471      $   -            $110,626
  Autos and trucks                    24,139        -              -              24,139
  Leasehold improvements              12,522         -             -              12,522

                                    $146,816     $    471      $   -            $147,287



Year ended October 31, 1995:
  Furniture and fixtures            $355,458     $  2,688      $247,991(1)(2)   $110,155
  Autos and trucks                    29,651         -            5,512(1)        24,139
  Leasehold improvements              28,288         -           15,766(2)        12,522
  Equipment                          274,951         -          274,951(2)          -

                                    $688,348     $  2,688      $544,220         $146,816



Year ended October 31, 1994:
  Furniture and fixtures            $348,771     $  6,687      $   -            $355,458
  Autos and trucks                    61,170         -           31,519           29,651
  Leasehold improvements              28,288         -             -              28,288
  Equipment                          273,092        1,859          -             274,951

                                    $711,321     $  8,546      $ 31,519         $688,348





(1) Furniture and fixtures and auto of Federated Purchaser Inc., with a cost basis of $231,052, fully depreciated and scrapped.

(2) Furniture and fixtures, leasehold improvements and equipment of Freedom Electronics Corporation with a cost basis of $313,168 disposed of on the divestiture of Freedom Electronics Corporation.

								 Schedule VI

                                 FEDERATED PURCHASER, INC.
                 ACCUMULATED DEPRECIATION, DEPLETION, AND AMORTIZATION OF
                               PROPERTY, PLANT AND EQUIPMENT








   COLUMN A                        COLUMN B       COLUMN C      COLUMN D          COLUMN E

                                                 Additions
                                                 Charged to
                                  Balance at     Profit and   Retirements         Balance
                                  Beginning       Loss or     Renewals and        at End
CLASSIFICATION                    OF PERIOD       INCOME     BETTERMENTS        OF PERIOD

Year ended October 31, 1996:
  Furniture and fixtures          $ 78,231       $ 11,178      $   -             $ 89,409
  Autos and trucks                  24,139           -             -               24,139
  Leasehold improvements             1,314            397          -                1,711

                                  $103,684       $ 11,575      $   -             $115,259



Year ended October 31, 1995:
  Furniture and fixtures          $307,358       $ 10,863      $239,990(1)(2)    $ 78,231
  Autos and trucks                  29,651           -            5,512(1)         24,139
  Leasehold improvements             6,552            397         5,635(2)          1,314
  Equipment                        198,873           -          198,873(2)           -

                                  $542,434       $ 11,260      $450,010          $103,684



Year ended October 31, 1994:
  Furniture and fixtures          $292,789       $ 14,569      $   -             $307,358
  Autos and trucks                  61,170           -           31,519            29,651
  Leasehold improvements             3,002          3,550          -                6,552
  Equipment                        172,240         26,633          -              198,873

                                  $529,201       $ 44,752      $ 31,519          $542,434




(1) Accumulated depreciation of furniture and fixtures and auto of Federated Purchaser, Inc. in the amount of $231,052 representing fully depreciated items which were scrapped.

(2)   Accumulated   depreciation   of   furniture   and   fixtures,   leasehold
      improvements and equipment of Freedom Electronics Corporation totaling $218,958 on the divestiture of Freedom Electronics Corporation.

								Schedule VIII

                                 FEDERATED PURCHASER, INC.
                      VALUATION AND QUALIFYING ACCOUNTS AND RESERVES




   COLUMN A                       COLUMN B       COLUMN C       COLUMN D        COLUMN E

                                                Additions
                                                Charged to
                                 Balance at     Profit and     Deductions       Balance
                                 Beginning       Loss or          From          at Close
CLASSIFICATION                   OF PERIOD        INCOME        RESERVES       OF PERIOD

Year ended October 31, 1996:
  Allowance for doubtful
    accounts                      $ 22,835       $  4,751       $  1,247       $ 26,339



Year ended October 31, 1995:
  Allowance for doubtful
    accounts                      $ 28,682       $ 13,235       $ 19,082       $ 22,835



Year ended October 31, 1994:
  Allowance for doubtful
    accounts                      $ 84,224       $ 10,691       $ 66,233       $ 28,682



                                                                    Schedule IX
                                 FEDERATED PURCHASER, INC.
                                   SHORT-TERM BORROWINGS









                                                     Maximum      Average
                                                      Amount       Amount      Weighted
                                                       Out-         Out-       Average
                                         Weighted    Standing     Standing     Interest
                             Balance     Average      During       During        Rate
Category of Aggregate        at End      Interest      the          the       During the
SHORT-TERM BORROWINGS       OF PERIOD      RATE       PERIOD       PERIOD*      PERIOD*

Year ended October 31,
  1996 - banks              $   -           -  %     $   -        $   -           -  %

Year ended October 31,
  1995 - banks              $   -          8.50%     $313,999     $   -          8.50%

Year ended October 31,
  1994 - banks              $313,999       8.50%     $400,000     $145,250       8.50%












<asterisk>  Averages are calculated using the month-end balances and rates.

								Schedule X

                               FEDERATED PURCHASER, INC.
                      SUPPLEMENTARY INCOME STATEMENT INFORMATION






         							COLUMN B
 COLUMN A       						Charged to
 								Costs and
  ITEM  							EXPENSES


1.  MAINTENANCE AND REPAIRS:
       Year ended October 31, 1996                              $   15,836
       Year ended October 31, 1995                                  14,492
       Year ended October 31, 1994                                  38,044



2.  DEPRECIATION AND AMORTIZATION:
      Year ended October 31, 1996				    11,575
       Year ended October 31, 1995                                  11,260
       Year ended October 31, 1994                                  47,332



3.  TAXES OTHER THAN INCOME - PAYROLL TAXES:
       Year ended October 31, 1996                                  68,900
       Year ended October 31, 1995                                  72,791
       Year ended October 31, 1994                                 146,869



4.  TAXES OTHER THAN INCOME - STATE AND LOCAL TAXES:
       Year ended October 31, 1996                                    (44)
       Year ended October 31, 1995                                  2,297
       Year ended October 31, 1994                                    763



5.  RENTS:
       Year ended October 31, 1996                                 80,979
       Year ended October 31, 1995                                 82,885
       Year ended October 31, 1994                                163,765



6.  ADVERTISING COSTS:
       Year ended October 31, 1996                                 19,792
       Year ended October 31, 1995                                 20,149
       Year ended October 31, 1994                                  6,766

                     	   FEDERATED PURCHASER, INC.


                       CONSOLIDATED FINANCIAL STATEMENTS


                            JULY 31, 1997 AND 1996

                     FEDERATED PURCHASER, INC.
                          CONSOLIDATED BALANCE SHEETS

                                    ASSETS

                                		                        July 31,    October 31,
                		                                          1997           1996
		                                                      (Unaudited)
CURRENT ASSETS:
  Cash                                       			      $   102,341  $     95,918
  Accounts receivable, less allowance for doubtful accounts of
    $30,839 at July 31, 1997 and $26,339 at October 31, 1996,
    respectively                                       			  403,464       493,285
  Inventories                                     			  279,350       314,447
  Prepaid expenses and sundry receivables    			           22,613        22,925
  Note receivable - Freedom Electronics Corporation			   25,000        20,000
  Restrictive covenant receivable                   			   22,500        24,375

  TOTAL CURRENT ASSETS                               			  855,268       970,950

PROPERTY AND EQUIPMENT, at cost, less accumulated
  depreciation of $124,696 and $115,259, respectively  			   22,592       32,028

OTHER ASSETS:
  Note receivable - Freedom Electronics Corporation -
    net of current portion                        			 135,000       155,000
  Security deposits                                 			  10,845        10,845
  Restrictive covenant receivable - net of current portion  		   7,500        24,375
  Other                                                                   95,826        94,126

  TOTAL OTHER ASSETS                                                     249,171       284,346

TOTAL ASSETS                                        		      $1,127,031    $1,287,324

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt            			     $    11,510    $  10,624
  Accounts payable                                                       435,181       375,851
  Accrued expenses                                                        64,448        93,861

  TOTAL CURRENT LIABILITIES                                              511,139       480,336

LONG-TERM DEBT, net of current portion                                      -            8,331

DEFERRED INCOME                                                           30,000        48,750

TOTAL LIABILITIES                                                        541,139       537,417

STOCKHOLDERS' EQUITY:
  Common stock, $.10 par value,
    Authorized, 5,000,000 shares, issued and outstanding,
    1,719,758 shares                                                     171,976       171,976
  Additional paid-in capital                                           1,692,342     1,692,342
  Accumulated deficit                                                 (1,217,348)   (1,053,333)
    Total                                                                646,970       810,985
  Less:  Treasury stock at cost                                           61,078        61,078

  TOTAL STOCKHOLDERS' EQUITY                                             585,892       749,907

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $1,127,031    $1,287,324


                           FEDERATED PURCHASER, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (Unaudited)








	                                       Three Months Ended       Nine Months Ended
        	                                     JULY 31,                JULY 31,
                	                       1997        1996         1997         1996
SALES               		            $   836,668	   $1,009,865   $2,515,054   $3,008,004

COSTS AND EXPENSES (INCOME):
  Cost of sales                			636,828       789,204    1,919,823    2,333,366
  Selling, shipping and general
    and administrative           		275,579       304,259      774,253      961,007
  Interest expense        		            706           707        2,013        2,121
  Depreciation and amortization 	          3,290         3,172        9,436        9,516
  Restrictive covenant      		         (1,838)       (3,750)     (8,721)      (15,000)
  Interest income                   		 (5,625)       (4,440)    (18,750)      (13,830)

    TOTAL COSTS AND EXPENSES (INCOME)           908,940     1,089,152    2,678,054    3,277,180

LOSS BEFORE PROVISION FOR
  INCOME TAXES                      		(72,272)      (79,287)    (163,000)    (269,176)
PROVISION FOR INCOME TAXES               	     40           500        1,015	  1,000

NET LOSS                        	      $ (72,312)   $  (79,787)  $ (164,015)  $ (270,176)

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING       	      1,611,317     1,611,317    1,611,317    1,611,317

LOSS PER COMMON SHARE        		      $    (.04)   $     (.05)  $     (.10)  $     (.17)

CASH  DIVIDEND  PER  COMMON  SHARE$                 .00    $      .00   $      .00   $      .00




                                   FEDERATED PURCHASER, INC.
                       CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                          NINE MONTHS ENDED JULY 31, 1997 AND 1996

                                         (Unaudited)






                                                                                     Common Stock
                                                                                       Held in
                                                     Additional                        Treasury
                                 COMMON STOCK         Paid-in     Accumulated           AT COST
                               SHARES     AMOUNT     CAPITAL      (DEFICIT) 	    SHARES      AMOUNT

BALANCES - November 1, 1995   1,719,758   $171,976   $1,692,342   $  (638,507)      108,441    $61,078


  Net loss                       -         -            -            (270,176)         -          -


BALANCES - July 31, 1996      1,719,758  $171,976    $1,692,342   $   (908,683)      108,441    $61,078



BALANCES - November 1, 1996   1,719,758  $171,976    $1,692,342   $(1,053,333)       108,441    $61,078


  Net loss                       -         -            -            (164,015)          -          -


BALANCES - July 31, 1997      1,719,758  $171,976    $1,692,342   $(1,217,348)       108,441    $61,078




                     FEDERATED PURCHASER, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                   NINE MONTHS ENDED JULY 31, 1997 AND 1996

                                  (Unaudited)





                                                   1997           1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                       $  (164,015)    $ (270,176)
  Adjustments to reconcile net loss to net cash
    from operating activities:
      Depreciation and amortization                    9,436          9,516
      Allowance for doubtful accounts                  4,500          9,000
      (Increase) decrease in operating assets:
        Accounts receivable                           85,321         37,654
        Inventories                                   35,097         (6,432)
        Prepaid expenses and sundry receivables          312         13,037
      Increase (decrease) in operating liabilities:
        Accounts payable                              59,330         36,168
        Accrued expenses                             (29,413)         7,339

    NET CASH PROVIDED BY (USED BY) OPERATING
      ACTIVITIES             				 568       (163,894)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Redemption of marketable securities                 -              99,744
  Purchase of property and equipment                  -                (471)
  Proceeds on note receivable                         15,000         30,000
  Increase in association membership costs            (1,700)       (15,300)

  NET CASH PROVIDED BY INVESTING ACTIVITIES           13,300        113,973

CASH FLOWS USED BY FINANCING ACTIVITIES:
  Payments on notes payable and long-term debt        (7,445)        (7,968)

NET INCREASE (DECREASE) IN CASH                        6,423        (57,889)

CASH - beginning                                      95,918        186,515

CASH - ending                                    $   102,341    $   128,626


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest                                    $      2,013    $     2,121

    Income taxes                                $        -      $       -

                     FEDERATED PURCHASER, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            JULY 31, 1997 AND 1996

                                  (Unaudited)








NOTE 1

        The accompanying unaudited consolidated financial statements contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the financial position as of July 31, 1997 and the results of operations for the nine months ended July 31, 1997 and 1996.

NOTE 2

        The results of operations for the nine months ended July 31, 1997 and 1996 are not necessarily indicative of the results to be expected for the full year.

                             WISE COMPONENTS, INC.

                           FINANCIAL STATEMENTS AND
                           SUPPLEMENTARY INFORMATION

                          DECEMBER 31, 1996 AND 1995




































                                      FC

                             WISE COMPONENTS, INC.

                          DECEMBER 31, 1996 AND 1995










                                   CONTENTS



        PAGE


Independent Auditors' Report                       		     FC-1

Financial Statements:

  Balance Sheets                                 		     FC-2

  Statements of Income                                  	     FC-3

  Statements of Retained Earnings                       	     FC-4

  Statements of Cash Flows                      	             FC-5

  Notes to Financial Statements   		              FC-6 - FC-11

Supplementary Information:

  Independent Auditors' Report on Supplementary Information          FC-13

  Schedules of Cost of Sales                                         FC-14

  Schedules of Selling and Shipping Expenses and
    General and Administrative Expenses                              FC-15

                         INDEPENDENT AUDITORS' REPORT



Stockholders and Directors of
Wise Components, Inc.
Greenwich, Connecticut


We have audited the accompanying balance sheets of Wise Components, Inc. as of December 31, 1996 and 1995, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wise Components, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                          BEDERSON  & COMPANY LLP







West Orange, New Jersey
February 24, 1997

                       WISE COMPONENTS, INC.
                                BALANCE SHEETS
                          DECEMBER 31, 1996 AND 1995

                                    ASSETS

                                                          1996         	 1995
CURRENT ASSETS:
  Cash                   	                           $  281,042    $  129,559
  Accounts receivable, less allowance for doubtful
    accounts of $30,000 for 1996 and $20,145 for 1995       1,582,952     1,884,068
  Inventories                                               1,082,653     1,092,375
  Prepaid expenses and taxes                                   58,786        70,057
  Deferred income taxes                                        48,638        52,721

  TOTAL CURRENT ASSETS                                      3,054,071     3,228,780

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation                                                154,156       190,602

OTHER ASSETS:
  Cash surrender value, officers' life insurance, net of
    loans thereon of $30,836 for 1996 and $50,238 for 1995    49,667         82,952
  Investments in co-op buying group                             -            57,300
  Other investments                                             -             1,773
  Deposits                                                    16,420         16,420
  Deferred income taxes                                       28,191          5,656

  TOTAL OTHER ASSETS                                          94,278        164,101

TOTAL ASSETS                                              $3,302,505     $3,583,483


                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note payable, bank                                  $  -       $   475,000
  Current portion of long-term debt                      8,252        75,500
  Accounts payable                                     505,598       801,954
  Accrued expenses and taxes                           243,764       245,677
  Deposit payable                                      202,970          -

  TOTAL CURRENT LIABILITIES                            960,584     1,598,131

LONG-TERM DEBT                                           3,735       118,072

TOTAL LIABILITIES                                      964,319     1,716,203

STOCKHOLDERS' EQUITY:
  Common stock, no par value, 200 shares
    authorized, 175 shares issued and outstanding       87,500        87,500
  Paid-in capital                                      367,750       367,750
  Retained earnings                                  1,882,936     1,412,030

  TOTAL STOCKHOLDERS' EQUITY                         2,338,186     1,867,280

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $3,302,505    $3,583,483

                  The accompanying notes are an integral part
                        of these financial statements.

                            WISE COMPONENTS, INC.
                             STATEMENTS OF INCOME
                    YEARS ENDED DECEMBER 31, 1996 AND 1995







                                           1996                   1995
                                    AMOUNT    PERCENT      AMOUNT     PERCENT

SALES                           $14,863,476    100.00%  $15,885,147    100.00%

COST OF SALES                    10,879,159     73.20    11,722,182     73.79

GROSS PROFIT                      3,984,317     26.80     4,162,965     26.21

OPERATING EXPENSES (INCOME):

  Selling and shipping            1,267,023      8.52    1,259,805      7.93

  General and administrative      1,722,332     11.58    1,659,054     10.44

  Depreciation and amortization      45,730       .30       58,356       .37

  Bad debts                          16,740       .11        8,780       .05

  Interest expense                   14,384       .08       64,376       .40

  Profit-sharing                     30,000       .20       80,000       .51

  Miscellaneous income               (2,505)     (.01)       -          -

  Interest income                    (5,382)     (.02)      (1,000)     -

  Loss on impairment of goodwill       -         -         182,477      1.15

  Loss on sale of securities         51,857       .37        12,500      .08

  TOTAL OPERATING EXPENSES        3,140,179     21.13    3,324,348     20.93

INCOME BEFORE PROVISION
  FOR INCOME TAXES                  844,138      5.67      838,617      5.28

PROVISION FOR INCOME TAXES          373,232      2.51      340,071      2.14

NET INCOME                    $     470,906      3.16%$    498,546      3.14%

EARNINGS PER SHARE            $    2,690.89           $   2,848.83









                  The accompanying notes are an integral part
                        of these financial statements.

                       WISE COMPONENTS, INC.
                        STATEMENTS OF RETAINED EARNINGS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995













                                                     1996           1995


RETAINED EARNINGS - beginning                       $1,412,030    $  939,484

  Net income                                           470,906       498,546

    Total                                            1,882,936     1,438,030

  Less:  Dividends                                       -            26,000


RETAINED EARNINGS - ending                          $1,882,936    $1,412,030



























                  The accompanying notes are an integral part
                        of these financial statements.

                       WISE COMPONENTS, INC.
                           STATEMENTS OF CASH FLOWS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                      1996          1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                        $  470,906    $  498,546
  Adjustments to reconcile net income
    to net cash from operating activities:
      Depreciation and amortization                     45,730        58,356
      Loss on impairment of goodwill                     -           182,477
      Loss on sale of securities                        49,800        12,500
      Deferred income taxes                            (18,452)      (47,090)
      Cash surrender value of officers' life insurance  33,285       (16,038)
      (Increase) decrease in:
        Accounts receivable                            301,116      (488,691)
        Inventories                                      9,722      (139,153)
        Prepaid expenses                                11,271       (53,054)
      Increase (decrease) in:
        Accounts payable                              (296,356)      166,004
        Accrued expenses and taxes                      (1,913)      129,282
        Deposit payable                                202,970          -

  NET CASH PROVIDED BY OPERATING ACTIVITIES            808,079       303,139

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                    (9,284)      (94,188)
  Increase (decrease) in investments                     1,773        (8,175)
  Increase in deposits                                   -            (8,400)
  Proceeds from sale of securities                       7,500          -

  NET CASH USED BY INVESTING ACTIVITIES                    (11)     (110,763)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from short-term borrowings                    -         1,810,000
  Payments on short-term borrowings                   (475,000)   (1,835,000)
  Payments on long-term debt                          (181,585)      (73,250)
  Dividends paid                                         -           (26,000)

  NET CASH USED BY FINANCING ACTIVITIES               (656,585)     (124,250)

NET INCREASE IN CASH                                   151,483        68,126

CASH - beginning                                       129,559        61,433

CASH - ending                                       $  281,042   $   129,559


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                       $    18,402  $     66,214

    Income taxes                                    $  356,500   $   439,415

                  The accompanying notes are an integral part
                        of these financial statements.

                       WISE COMPONENTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 AND 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        NATURE OF BUSINESS
        The Company distributes electronic components and assembles cable components primarily on the East Coast of the United States. The Company was incorporated in New York State on March 31, 1977.

        ACCOUNTING ESTIMATES
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

        REVENUE RECOGNITION
        The Company maintains its records on the accrual basis of accounting. Income is recorded when earned and expenses are recorded when incurred. Any merchandise returned by customers in the normal course of business must be pre-approved by management.

        INVENTORIES
        Inventories are stated at the lower of cost or market value using the average cost method.

        PROPERTY AND EQUIPMENT
        Property and equipment, including significant betterments, are recorded at cost. Upon retirement or disposal of properties, the cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. Maintenance and repair costs are charged to expense as incurred.

        DEPRECIATION
        Depreciation is provided primarily on the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

        ADVERTISING
        The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense was $185,701 and $201,996 for the years ended December 31, 1996 and 1995, respectively.

        INVESTMENTS
        Investments are recorded at cost. Fair value at December 31, 1996 and 1995 approximates cost.

        INCOME TAXES
        Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

        RECLASSIFICATION OF FINANCIAL STATEMENT PRESENTATION
        Certain reclassifications have been made to the December 31, 1995 financial statements to conform with the December 31, 1996 financial statement presentation. Such reclassifications have had no effect on net income as previously reported.

        EARNINGS PER SHARE
        The computation  of earnings per share is based on the weighted average
        of shares outstanding  during  the  year.   For  both 1996 and 1995 the
        weighted average of shares outstanding was 175 shares.

                       WISE COMPONENTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 AND 1995

NOTE 2 - PROPERTY AND EQUIPMENT

        Property and equipment, stated at cost, consist of the following:

                                                   DECEMBER 31,      Estimated
                                                 1996      1995    USEFUL LIVES
             Leasehold improvements   	      $220,169  $220,169     5 - 10 years
             Furniture and fixtures            167,618   158,334     5 - 10 years
             Automotive equipment              123,401   123,401          5 years
                                               511,188   501,904
             Less:  Accumulated depreciation   357,032   311,302

                                              $154,156  $190,602


NOTE 3 - NOTE PAYABLE, BANK

        On June 29, 1995, the Company negotiated a new agreement with Fleet Bank, formerly Shawmut Bank, effective July 1, 1995. The new agreement provides for borrowings up to $1,000,000 with interest at 1/4% over the bank's prime interest rate and expires on July 1, 1997. The loan is secured by a lien on corporate assets and guarantees by the corporate stockholders. As of December 31, 1996, $-0- is outstanding against the line-of-credit and as of December 31, 1995, $475,000 was outstanding against the line-of-credit.

NOTE 4 - LONG-TERM DEBT

        Long-term debt consists of the following:

                                                              		    1996         1995

             Fleet Bank, formerly Shawmut Bank, payable in
             monthly installments of $3,333 until August 1, 1998,
             plus interest at prime plus 1%, secured by lien on
             corporate assets and guarantees by the corporate
             stockholders.  The note was paid off during 1996.		     $      -	  $106,667

             Shawmut Bank, payable in monthly installments of
             $2,083 until August 1, 1998, plus interest at prime,
             secured by $100,000 of State of Connecticut
             Municipal Bonds purchased by Martin Blaustein
             and pledged to the Bank.  The note was paid off
             during 1996.                                			    -       66,667

             IBM Credit Corporation, payable in monthly
             installments of $875, including interest, until June
             1998, secured by computer equipment.       			11,987      20,238

                                                                                11,987     193,572

             Less:  Current maturities                                           8,252      75,500

             Long-term debt                                                  $   3,735    $118,072

         Maturities of long-term debt are as follows:

              Years Ended
             DECEMBER 31,

                  1997                               $   8,252
                  1998                                   3,735

                                                       $11,987

                       WISE COMPONENTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 AND 1995

NOTE 4 - LONG-TERM DEBT (CONTINUED)

        Based on the borrowing rates currently available to the corporation for loans with similar terms and average maturities, the fair value of long-term debt approximates book value.

NOTE 5 - INCOME TAXES

        The provision (benefit) for income taxes consisted of the following:

                                                       1996        1995
           Current tax:
             Federal                                  $286,114     $283,281
             State                                     105,570      103,880

                                                       391,684      387,161

           Deferred tax:
             Federal                                   (15,148)     (34,302)
             State                                      (3,304)     (12,788)

                                                       (18,452)     (47,090)

           Total income tax provision (benefit)       $373,232     $340,071

        A reconciliation of provision (benefit) for income taxes at the federal statutory rate (34%) to income tax provision (benefit) at the Company's effective rate is as follows:

                                                       1996         1995

        Computed tax provision at the expected
	  statutory rate 		      	      $287,007      $285,130
        State income tax - net of Federal tax
 	  benefit    					70,402        71,192
           Other                                        15,823       (16,251)

                                                      $373,232     $340,071

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

        Significant components of the Company's deferred tax assets consisted of the following:

                                                       1996         1995
           Deferred tax assets:
             Current:
               Allowance for doubtful receivables    $  13,575   $    9,116
               Tax inventory adjustment                 11,441        8,692
               Excess book depreciation                 11,938        8,238
               Accrued vacation                         11,684       26,675

                                                        48,638       52,721

             Noncurrent:
               Capital loss carryforwards               28,191        5,656

             Net deferred tax assets                 $  76,829    $  58,377

                        WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996 AND 1995

NOTE 6 - EMPLOYEES PROFIT SHARING PLAN

        The Company has a qualified profit-sharing plan and 401(k) plan which includes all eligible, as defined, employees. The expense for the period ended December 31, 1996 and 1995 was $30,000 and $80,000, respectively.

NOTE 7  - LOSS ON IMPAIRMENT

        In 1995, the Company adjusted the remaining goodwill of $182,478 per Statement of Financial Accounting Standards #121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This goodwill was the result of a purchase of Ancar Electronic Supply, Inc. in 1993. Management asserts that since Ancar Electronic Supply, Inc. was purchased by Wise Components, Inc. and dissolved, all employees were transferred to Wise, all accounts receivables were either allocated or written-off, all outstanding payables and accruals were paid, all inventory was assigned to Wise with obsolete inventory written-off, and all agreements with vendors and customers were assigned to Wise, there is no remaining value associated with the original purchase of Ancar Electronic Supply, Inc. Accordingly, the Company has recorded a loss on impairment for the goodwill remaining at January 1, 1995.

NOTE 8  - COMMITMENTS AND CONTINGENCIES

        The Company conducts its operations in leased facilities under operating leases which expired January 31, 1995. Subsequent to the expiration of the leases, the Company continues to rent on a month-to-month basis.

        Rent charged to operations amounted to $99,945 and $86,433 for the years ended December 31, 1996 and 1995, respectively.

        As of December 31, 1996, current monthly rent amounts to approximately $8,300 per month.

NOTE 9  - CONCENTRATION OF CREDIT RISK

        The Company maintains its bank accounts in several financial institutions and is insured by the Federal Deposit Insurance Corporation up to $100,000. Uninsured balances at December 31, 1996 approximated $382,000.

NOTE 10 - MAJOR CUSTOMERS

        The Company had one customer to whom it sold approximately $1,914,000 or 13% of sales. The accounts receivable from this customer amounted to approximately $244,000 or 15% of the total accounts receivable balance.

NOTE 11 - MAJOR SUPPLIERS

        The Company had one supplier from whom it purchased approximately $1,543,000 or 14% of purchases.

NOTE 12 - OTHER MATTERS

        On June 12, 1995, the Board of Directors voted to resign the Company's membership in The Genie Group, Inc., a cooperative buying association.

NOTE 13 - SUBSEQUENT EVENT

        On January 16, 1997, the Vice President of sales resigned his position within the Company. The Company expects a decrease in sales and a decrease in earnings before income taxes for 1997 as a result of this resignation.
                                       FC-10

        On January 17, 1997, a letter of intent was signed by the shareholders of Wise Components, Inc. to sell the outstanding shares of common stock of Wise Components, Inc. to an acquiring company on terms agreeable to both parties.

                             SUPPLEMENTARY INFORMATION

             INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION




To the Board of Directors and Stockholders of Wise Components, Inc.


Our report on our audits of the basic financial statements of Wise Components, Inc. for December 31, 1996 and 1995 appears on Page 1. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                           BEDERSON & COMPANY LLP











February 24, 1997

                        WISE COMPONENTS, INC.
                            SCHEDULES OF COST OF SALES
                      YEARS ENDED DECEMBER 31, 1996 AND 1995












                                                     1996          1995


INVENTORIES - beginning                            $ 1,092,375  $    953,222

  Purchases                                         10,841,317    11,827,920
  Freight-in                                            28,120        33,415

                                                    11,961,812    12,814,557
INVENTORIES - ending                                 1,082,653     1,092,375


TOTAL COST OF SALES                                $10,879,159   $11,722,182






























          See Independent Auditors' report on supplementary information.

                        WISE COMPONENTS, INC.
                  SCHEDULES OF SELLING AND SHIPPING EXPENSES AND
                        GENERAL AND ADMINISTRATIVE EXPENSES
                      YEARS ENDED DECEMBER 31, 1996 AND 1995





                                                      1996          1995

SELLING AND SHIPPING EXPENSES:
  Sales salaries                                    $  907,025    $  886,887
  Outside commissions                                    4,916        24,477
  Advertising                                          185,701       201,996
  Business promotions                                   74,393        51,277
  Shipping and receiving salaries                      102,062       107,508
  Supplies                                              10,733        13,499
  Freight-out, net of recoveries                       (17,807)      (25,839)


TOTAL SELLING AND SHIPPING EXPENSES                 $1,267,023    $1,259,805



GENERAL AND ADMINISTRATIVE EXPENSES:
  Salaries:
    Officers                                       $   604,241   $   577,492
    Office                                             211,861       211,720
    Purchasing                                         199,371       238,303
                                                     1,015,473     1,027,515

  Consulting fees                                        4,564        19,675
  Rent                                                  99,945        86,433
  Telephone                                             95,679        87,872
  Repairs and maintenance                               20,594        17,468
  Utilities                                             16,511        15,521
  Insurance                                             31,911        29,500
  Truck and auto expense                                14,390        24,244
  Group insurance                                       91,376        84,012
  Office expenses                                       46,950        59,932
  Payroll taxes                                        129,956       119,833
  Professional fees                                    138,060        61,675
  Dues and subscriptions                                 1,746         1,135
  Donations                                              4,620         5,525
  Miscellaneous expenses                                10,557        18,714


TOTAL GENERAL AND ADMINISTRATIVE EXPENSES           $1,722,332    $1,659,054










          See Independent Auditors' report on supplementary information.

                               WISE COMPONENTS, INC.

                               FINANCIAL STATEMENTS


                            DECEMBER 31, 1995 AND 1994






































                                        FD

                               WISE COMPONENTS, INC.

                            DECEMBER 31, 1995 AND 1994








                                     CONTENTS



                                                          PAGE


Independent Auditors' Report                              FD-1

Financial Statements:

  Balance Sheets                                          FD-2

  Statements of Income                                    FD-3

  Statements of Retained Earnings                         FD-4

  Statements of Cash Flows                                FD-5

  Notes to Financial Statements                   FD-6 - FD-11

                           INDEPENDENT AUDITORS' REPORT



Stockholders and Directors of
Wise Components, Inc.
Greenwich, Connecticut


We have audited the accompanying balance sheets of Wise Components, Inc. as of December 31, 1995 and 1994, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wise Components, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                          BEDERSON & COMPANY LLP






West Orange, New Jersey
February 16, 1996

                               WISE COMPONENTS, INC.
                                  BALANCE SHEETS
                            DECEMBER 31, 1995 AND 1994

                                      ASSETS

                                                        1995          1994
CURRENT ASSETS:
  Cash                                               $  129,559    $   61,433
  Accounts receivable, less allowance for
    doubtful accounts of $20,145 for 1995
    and $18,469 for 1994                              1,884,068     1,395,377
  Inventories                                         1,092,375       953,222
  Prepaid expenses and taxes                             70,057        17,003
  Deferred income taxes                                  52,721        11,287

  TOTAL CURRENT ASSETS                                3,228,780     2,438,322

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation                                          190,602       154,770

OTHER ASSETS:
  Goodwill, less accumulated amortization of
    $190,417 for 1995 and $7,940 for 1994                  -          182,477
  Cash surrender value, officers' life
    insurance, net of loans thereon of $50,238
    for 1995 and $40,532 for 1994                        82,952        66,914
  Investments in co-op buying group                      57,300        61,300
  Other investments                                       1,773         2,098
  Deposits                                               16,420         8,020
  Deferred income taxes                                   5,656         -

  TOTAL OTHER ASSETS                                    164,101       320,809

TOTAL ASSETS                                         $3,583,483    $2,913,901


                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note payable, bank                                 $  475,000    $  500,000
  Current portion of long-term debt                      75,500        75,500
  Accounts payable                                      801,954       635,950
  Accrued expenses and taxes                            245,677       116,395

  TOTAL CURRENT LIABILITIES                           1,598,131     1,327,845

LONG-TERM DEBT                                          118,072       191,322

TOTAL LIABILITIES                                     1,716,203     1,519,167

STOCKHOLDERS' EQUITY:
  Common stock, no par value, 200 shares
    authorized, 175 shares issued and outstanding        87,500        87,500
  Paid-in capital                                       367,750       367,750
  Retained earnings                                   1,412,030       939,484

  TOTAL STOCKHOLDERS' EQUITY                          1,867,280     1,394,734

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $3,583,483    $2,913,901

                    The accompanying notes are an integral part
                          of these financial statements.

                               WISE COMPONENTS, INC.
                               STATEMENTS OF INCOME
                      YEARS ENDED DECEMBER 31, 1995 AND 1994






                                           1995         	  1994
                                    AMOUNT     PERCENT     AMOUNT      PERCENT

SALES                             $15,885,147  100.00%   $11,971,540   100.00%

COST OF SALES                      11,722,182   73.79      8,716,183    72.81

GROSS PROFIT                        4,162,965   26.21      3,255,357    27.19

OPERATING EXPENSES (INCOME):
  Selling and shipping              1,259,805    7.93      1,096,478     9.17
  General and administrative        1,659,054   10.44      1,540,376    12.86
  Depreciation and amortization        58,356     .37         56,689      .47
  Bad debts                             8,780     .05         20,439      .17
  Interest expense                     64,376     .40         74,103      .62
  Profit-sharing                       80,000     .51         40,000      .33
  Interest income                      (1,000)    -             (500)     -
  Loss on impairment of goodwill      182,477    1.15           -         -
  Loss on sale of securities           12,500     .08           -         -

  TOTAL OPERATING EXPENSES          3,324,348   20.93      2,827,585    23.62

INCOME BEFORE PROVISION
  FOR INCOME TAXES                    838,617    5.28        427,772     3.57

PROVISION FOR INCOME TAXES            340,071    2.14        184,049     1.53


NET INCOME                        $   498,546    3.14%   $   243,723     2.04%


NET INCOME PER SHARE              $  2,848.83            $  1,392.70















                    The accompanying notes are an integral part
                          of these financial statements.

                               WISE COMPONENTS, INC.
                          STATEMENTS OF RETAINED EARNINGS
                      YEARS ENDED DECEMBER 31, 1995 AND 1994









                                                        1995          1994


RETAINED EARNINGS - beginning                        $  939,484    $  721,761

  Net income                                            498,546       243,723

    Total                                             1,438,030       965,484

  Less:  Dividends                                       26,000        26,000


RETAINED EARNINGS - ending                           $1,412,030    $  939,484































                    The accompanying notes are an integral part
                          of these financial statements.

                               WISE COMPONENTS, INC.
                             STATEMENTS OF CASH FLOWS
                      YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                        1995          1994

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                         $  498,546    $  243,723
  Adjustments to reconcile net income
    to net cash from operating activities:
      Depreciation and amortization                      58,356        56,689
      Loss on impairment of goodwill                    182,477          -
      Loss on sale of securities                         12,500          -
      Deferred income taxes                             (47,090)      (17,523)
      (Increase) decrease in:
        Accounts receivable                            (488,691)      (55,405)
        Inventories                                    (139,153)      (20,459)
        Prepaid expenses                                (53,054)       12,108
        Cash surrender value of officers' life
          insurance                                     (16,038)       (4,265)
      Increase (decrease) in:
        Accounts payable                                166,004       (20,811)
        Accrued expenses                                129,282        12,274

  NET CASH PROVIDED BY OPERATING ACTIVITIES             303,139       206,331

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                    (94,188)      (17,384)
  Increase in investments                                (8,175)      (17,320)
  Increase in deposits                                   (8,400)         -

  NET CASH USED BY INVESTING ACTIVITIES                (110,763)      (34,704)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term borrowings                       -          260,000
  Proceeds from short-term borrowings                 1,810,000       500,000
  Payments on short-term borrowings                  (1,835,000)     (565,000)
  Payments on long-term debt                            (73,250)     (315,192)
  Dividends paid                                        (26,000)      (26,000)

  NET CASH USED BY FINANCING ACTIVITIES                (124,250)     (146,192)

NET INCREASE IN CASH                                     68,126        25,435

CASH - beginning                                         61,433        35,998

CASH - ending                                        $  129,559    $   61,433


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                         $   66,214    $   72,312

    Income taxes                                     $  439,415    $  185,129



                    The accompanying notes are an integral part
                          of these financial statements.

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994






NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS
         The Company distributes electronic components and assembles cable components primarily on the East Coast of the United States. The Company was incorporated in the State of New York on March 31, 1977.

         ACCOUNTING ESTIMATES
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

         REVENUE RECOGNITION
         The Company maintains its records on the accrual basis of accounting. Income is recorded when earned and expenses are recorded when incurred. Any merchandise returned by customers in the normal course of business must be pre-approved by management.

         RECLASSIFICATION OF PRIOR YEAR BALANCES
         The classifications of certain expenses within the statement of operations for the year ended December 31, 1994, have been changed to be consistent with the classifications adopted by the Company in 1995.

         INVENTORIES
         Inventories are stated at the lower of cost or market value using the average cost method.

         PROPERTY AND EQUIPMENT
         Property and equipment, including significant betterments, are recorded at cost. Upon retirement or disposal of properties, the cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. Maintenance and repair costs are charged to expense as incurred.

         DEPRECIATION
         Depreciation is provided primarily on the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

         AMORTIZATION
         Goodwill is being amortized over a period of forty years by the straight-line method.

         INVESTMENTS
         Investments are recorded at cost. Fair value at December 31, 1995 and 1994 approximates cost.

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994





NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INCOME TAXES
         Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         EARNINGS PER SHARE
         The computation of earnings per share is based on the weighted average of shares outstanding during the year. For both 1995 and 1994 the weighted average of shares outstanding was 175 shares.

NOTE 2 - PROPERTY AND EQUIPMENT

         Property and equipment, stated at cost, consist of the following:

                                                  DECEMBER 31,      Estimated
                                                1995      1994     USEFUL LIVES

             Leasehold improvements           $220,169  $220,169   5 - 10 years
             Furniture and fixtures            158,334   164,515   5 - 10 years
             Automotive equipment              123,401    75,749        5 years
                                               501,904   460,433
             Less:  Accumulated depreciation   311,302   305,663

                                              $190,602  $154,770

NOTE 3 - NOTE PAYABLE, BANK

         On June 29, 1995, the Company negotiated a new agreement with Shawmut Bank effective July 1, 1995. The new agreement provides for borrowings up to $1,000,000 with interest at 1/4% over the bank's prime interest rate and expires on July 1, 1997. The loan is secured by a lien on corporate assets and guarantees by the corporate stockholders. As of December 31, 1995, $475,000 is outstanding against the line-of-credit.

         The Company had a line-of-credit agreement with Shawmut Bank which provided for borrowings up to $750,000 with interest at 1/2% over the bank's prime interest rate and expired on July 1, 1995. The loan was secured by a lien on corporate assets and guarantees by the corporate stockholders. As of December 31, 1994, $500,000 was outstanding against the line-of-credit.

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994





NOTE 4 - LONG-TERM DEBT

         Long-term debt consists of the following:

                                                           1995        1994
             Shawmut Bank, payable in monthly
             installments of $3,333 until
             August 1, 1998, plus interest at
             prime plus 1%, secured by lien on
             corporate assets and guarantees by
             the corporate stockholders.                 $106,667    $146,667

             Shawmut Bank, payable in monthly
             installments of $2,083 until August 1,
             1998, plus interest at prime, secured by
             $100,000 of State of Connecticut Municipal
             Bonds purchased by Martin Blaustein and
             pledged to the Bank.                          66,667      91,667

             IBM Credit Corporation, payable in
             monthly installments of $875, including
             interest, until June 1998, secured by
             computer equipment.                           20,238      28,488

                                                          193,572     266,822

             Less:  Current maturities                     75,500      75,500

             Long-term debt                              $118,072    $191,322

         Maturities of long-term debt are as follows:

             Years Ended
             DECEMBER 30,

                 1996                                    $ 75,500
                 1997                                      74,738
                 1998                                      43,334

                                                         $193,572

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994



NOTE 5 - INCOME TAXES

         The provision (benefit) for income taxes consisted of the following:

                                                       1995          1994
             Current tax:
               Federal                               $283,281      $147,814
               State                                  103,880        53,758

                                                      387,161       201,572

             Deferred tax:
               Federal                                (34,302)      (12,851)
               State                                  (12,788)       (4,672)

                                                      (47,090)      (17,523)

               Total income tax provision            $340,071      $184,049

         A reconciliation of provision (benefit) for income taxes at the federal statutory rate (34%) to income tax provision (benefit) at the Company's effective rate is as follows:

                                                        1995          1994

             Computer tax provision at the expected
               statutory rate                        $  285,130    $  145,442
             State income tax - net of Federal tax
               benefit                                   71,192        32,397
             Other                                      (16,251)        6,210

                                                     $  340,071    $  184,049

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         Significant components of the Company's deferred tax assets consisted of the following:

                                                        1995          1994
             Deferred tax assets:
               Current:
                 Allowance for doubtful receivables    $   9,116     $    6,279
                 Tax inventory adjustment                  8,692          3,442
                 Excess book depreciation                  8,238          1,566
                 Accrued vacation                         26,675          -

                                                          52,721         11,287

               Noncurrent:
                 Capital loss carryforwards                5,656           -

                                                       $  58,377     $   11,287

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994






NOTE 6 - EMPLOYEES PROFIT SHARING PLAN

         The Company has a qualified profit-sharing plan and 401(k) plan which includes all eligible, as defined, employees. The expense for the period ended December 31, 1995 and 1994 was $80,000 and $40,000, respectively.

NOTE 7 - LOSS ON IMPAIRMENT

         In 1995, the Company adjusted the remaining goodwill of $182,478 per Statement of Financial Accounting Standards #121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This goodwill was the result of a purchase of Ancar Electronic Supply, Inc. in 1993. Management asserts that since Ancar Electronic Supply, Inc. was purchased by Wise Components, Inc. and dissolved, all employees were transferred to Wise, all accounts receivables were either allocated or written-off, all outstanding payables and accruals were paid, all inventory was assigned to Wise with obsolete inventory written-off, and all agreements with vendors and customers were assigned to Wise, there is no remaining value associated with the original purchase of Ancar Electronic Supply, Inc. Accordingly, the Company has recorded a loss on impairment for the goodwill remaining at January 1, 1995.

NOTE 8  - COMMITMENTS AND CONTINGENCIES

         The Company conducts its operations in leased facilities under operating leases which expired January 31, 1995. Subsequent to the expiration of the leases, the Company continues to rent on a month-to-month basis.

         Rent charged to operations amounted to $86,433 and $80,725 for the years ended December 31, 1995 and 1994, respectively.

         As of December 31, 1995, current monthly rent amounts to approximately $8,200 per month.

NOTE 9  - CONCENTRATION OF CREDIT RISK

         The   Company   maintains  its  bank  accounts  in  several  financial
         institutions and is insured by the Federal Deposit Insurance Corporation up to $100,000. Uninsured balances at December 31, 1995 approximated $305,000.

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994





NOTE 10 - MAJOR SUPPLIERS

           The Company had one supplier from whom it purchased approximately $1,923,000 or 16% of purchases.

NOTE 11 - OTHER MATTERS

           On June 12, 1995, the Board of Directors voted to resign the Company's membership in The Genie Group, Inc., a cooperative buying association.

NOTE 12 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

           Note payable and long-term debt - the fair value of the Company's debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered by the Company for debt of the same remaining maturities. The carrying value approximates fair value.

                        WISE COMPONENTS, INC.
                                  BALANCE SHEETS
                            SEPTEMBER 30, 1997 AND 1996
                                    (Unaudited)


                                      ASSETS

                                                     1997           1996
CURRENT ASSETS:
  Cash                                             $    52,789    $   349,394
  Accounts receivable, less allowance for
    doubtful accounts of $42,268 for 1997
    and $30,110 for 1996                             1,708,348      1,820,246
  Inventories                                        1,172,359        970,377
  Prepaid expenses and taxes                             9,860          8,643
  Deferred income taxes                                 56,456         48,252

  TOTAL CURRENT ASSETS                               2,999,812      3,196,912

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation and amortization                        114,784        155,114

OTHER ASSETS:
  Cash surrender value, officers' life
    insurance, net of loans thereon of $-0-
    for 1997 and $30,836 for 1996                       30,931         49,809
  Investments in co-op buying group                     -              52,300
  Other investments                                     -               1,323
  Deposits                                              36,420         16,420
  Deferred income taxes                                 27,724         27,724

  TOTAL OTHER ASSETS                                    95,075        147,576

TOTAL ASSETS                                        $3,209,671     $3,499,602

                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                $   126,189   $      8,252
  Accounts payable                                     761,174        618,957
  Accrued expenses and taxes                           205,022        227,910
  Deposit payable                                       -             346,086

  TOTAL CURRENT LIABILITIES                          1,092,385      1,201,205

LONG-TERM DEBT                                         460,000          5,798

TOTAL LIABILITIES                                    1,552,385      1,207,003

STOCKHOLDERS' EQUITY:
  Common stock, no par value, 200 shares authorized,
  175 shares issued and outstanding at September 30,
  1996 and 87.5 shares outstanding at September 30,
  1997						        87,500         87,500

  Paid-in capital                                      367,750        367,750
  Retained earnings                                  2,002,036      1,837,349
  Treasury stock, 87.5 shares, at cost                (800,000)          -

  TOTAL STOCKHOLDERS' EQUITY                         1,657,286      2,292,599

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $3,209,671     $3,499,602

                               WISE COMPONENTS, INC.
                               STATEMENTS OF INCOME
                   NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                    (Unaudited)









                                            1997                   1996
                                    AMOUNT     PERCENT     AMOUNT      PERCENT
SALES                           $9,127,852    100.00%   $11,685,322    100.00%

COST OF SALES                    6,732,397     73.76      8,648,251     74.01

GROSS PROFIT                     2,395,455     26.24      3,037,071     25.99

OPERATING EXPENSES (INCOME):
  Selling and shipping             795,323      8.71      957,394      8.19
  General and administrative     1,324,280     14.51    1,263,371     10.82
  Depreciation and amortization     31,732       .35       35,488       .30
  Bad debts                         23,609       .26       12,136       .10
  Interest                          20,097       .22       13,032       .11
  Profit-sharing                    16,000       .18       35,791       .31
  Interest income                   (4,124)     (.05)      (4,724)    (.04)
  Gain on sale of equipment         (8,401)     (.09)           -       -

  TOTAL OPERATING EXPENSES       2,198,516     24.09    2,312,488     19.79

INCOME BEFORE PROVISION
  FOR INCOME TAXES                 196,939      2.15      724,583      6.20

PROVISION FOR INCOME TAXES          77,839       .85      299,265      2.56

NET INCOME                    $    119,100      1.30%$    425,318      3.64%



                        WISE COMPONENTS, INC.
                          STATEMENTS OF RETAINED EARNINGS
                   NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                    (Unaudited)














                                                   1997          1996


RETAINED EARNINGS - beginning                     $1,882,936    $1,412,031


  Net income                                         119,100       425,318


RETAINED EARNINGS - ending                        $2,002,036    $1,837,349

                        WISE COMPONENTS, INC.
                             STATEMENTS OF CASH FLOWS
                   NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                    (Unaudited)



                                                      1997         1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                        $  119,100    $  425,318
  Adjustments to reconcile net income
    to net cash from operating activities:
      Depreciation and amortization                     31,732        35,488
      Gain on sale of equipment                         (8,401)       -
      Deferred income taxes                             (7,351)      (17,599)
      Capital gains                                       -           (2,500)
      (Increase) decrease in:
        Accounts receivable                           (125,397)       63,822
        Inventories                                    (89,706)      121,998
        Prepaid expenses and taxes                      48,926        61,414
        Cash surrender value of officers' life
          insurance					18,736        33,143
        Security deposits                              (20,000)         -
      Increase (decrease) in:
        Accounts payable                               255,576      (182,996)
        Accrued expenses and taxes                     (38,742)      (17,767)
        Deposit payable                               (202,970)      346,086

  NET CASH PROVIDED BY (USED BY) OPERATING ACTIVITIES    (18,497)    866,407

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                   (16,058)         -
  Increase in investments                                 -            7,950
  Proceeds from sale of equipment                       32,100          -

  NET CASH PROVIDED BY INVESTING ACTIVITIES             16,042         7,950

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term borrowings                   600,000          -
  Payments on short-term debt                             -         (542,248)
  Payments on long-term debt                           (25,798)     (112,274)
  Purchase of treasury stock                          (800,000)         -

  NET CASH USED BY FINANCING ACTIVITIES               (225,798)     (654,522)

NET INCREASE (DECREASE) IN CASH                       (228,253)      219,835

CASH - beginning                                       281,042       129,559

CASH - ending                                      $    52,789    $  349,394


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest                                      $     15,747   $    13,701

    Income tax                                     $    96,756    $  306,000

                                   Exhibit 8








                                    October 23, 1997


Mr. Martin Blaustein
Wise Components Inc.
28 Henry Street
Greenwich, Connecticut 06830

                  RE:  WISE COMPONENTS, INC. B-REORGANIZATION

Gentlemen:

You have asked our opinion regarding certain federal income tax consequences of the exchange (the "Transaction") by Martin L. Blaustein ("Blaustein") of all of the issued and outstanding shares ("Wise Shares") of capital stock of Wise Components, Inc., ("Wise") for 4,882,664 shares ("Federated Shares") of the common capital stock of Federated Purchaser, Inc. ("Federated").

For purposes of this opinion we have reviewed the following documents:

1. A signed, dated Agreement by and among Wise, Federated and Blaustein (the "Agreement");

2. Compilation financial statements of Wise for the six months ended June 30, 1997;

3. Compilation financial statement of Federated and its subsidiaries for the nine months ended July 31, 1997;

4. Copies of Wise's 1996 Internal Revenue Form 1120 and Federated's 1995 (year ending October 31, 1996) Internal Revenue Form 1120;

5. An Employment Agreement between Wise and Robert Berwick ("Berwick") dated the 12th day of June, 1997 (the "Employment Agreement"); and

6. A signed Agreement with handwritten June 12, 1997 at the top by and among Wise and Berwick which appears to be a redemption agreement (the "Redemption Agreement").

In making this opinion we have also reviewed the Internal Revenue Code of 1986, as amended (the "Code") Treasury Regulations promulgated thereunder, applicable case law, interpretive rulings of the Internal Revenue Service and such other authority as we have considered relevant or appropriate. In addition, we have also assumed that:

1. The Wise Shares constitute all of the issued and outstanding shares of stock of Wise, and that except for the Agreement, there are no agreements, options, warrants, stock rights or similar rights which would entitle any party to any of the equity of Wise;

Mr. Martin Blaustein
Wise Components Inc.

                                      -2-


2. Notwithstanding the last line of Section 1.4(b) of the Agreement, no cash in lieu of fractional interest in Federated will be issued;

3. The Federated Shares to be received by Blaustein pursuant to the Agreement will be shares of voting stock and that notwithstanding that the Agreement referred to 4,882,644 shares to be received, the number of shares referred to above is the correct number of shares;

4. All non-stock interests to be received by Blaustein in connection with the Transactions contemplated by the Agreement, including, without limitation, and employment agreements or otherwise are for adequate consideration and not additional consideration for Stock;

5. Federated, Wise and Blaustein will each report this transaction as a tax-free reorganization under Section 368(a) of the Code and will each file the statements to be attached pursuant to Treasury Regulations Section 1.368-3 with their respective tax returns;

6. Wise is not insolvent and that the obligations of Wise to Berwick pursuant to the Redemption Agreement shall be satisfied by Wise without contribution or otherwise from Federated;

7. The redemption of Berwick's interest in Wise was at arm's length, for fair market value and accomplished without regard to the Transaction; and

8. The Transaction had been approved by all parties in the manner required to be approved by each such party.

Additional assumptions are contained in the body of this letter.

Accordingly, and based on the assumptions contained herein we are of the opinion that:

1. The Transaction under current law, constitutes a tax-free reorganization under Section 368(a) of the Code;

2. Wise and Federated will each be a party to the reorganization as contemplated by Section 368(b) of the Code.

3. No gain or loss will be recognized by Blaustein as a result of his exchange of the Wise Shares for the Federated Shares.

4. The tax basis of the Federated shares received by Blaustein will be equal to the basis Blaustein had in the Wise Shares which were exchanged in the Transaction.

Mr. Martin Blaustein
Wise Components Inc.

                                      -3-


5. The holding period for the Federated Shares received by Blaustein will include the holding period Blaustein had in the Wise Shares given up on the exchange.

6. Neither Wise nor Federated will recognize gain or loss as a result of the Transaction.

Please note that the foregoing discussion represents our conclusion regarding existing law as applied to the transaction subject to the assumptions contained herein. No opinion is expressed with respect to the effect, if any, changes to the Agreement are made or if any of our assumptions are inaccurate. Our conclusions are not binding upon the Internal Revenue Service or any governmental authority and no assurance can be given that the Internal Revenue Service may not take a contrary position with some or all of the opinions expressed herein.

This opinion is expressed as of the date hereof. No opinion is expressed as to the effect of the changes or events which may occur hereafter. This Firm neither accepts nor recognizes any duty or responsibility to inform you of any subsequent change or event.


                                    Very truly yours,

                                    BEDERSON & COMPANY LLP


                                    /S/ RICHARD EBERLE
                                    Richard Eberle
                                    For the Firm

RE:jz

                           Exhibit 10(a)

                       EMPLOYMENT AGREEMENT


     Employment  Agreement  ("AGREEMENT")  made this     1ST    day of May,
1997 by and between FEDERATED PURCHASER INC., a New York corporation, having its principal offices at 268 Cliffwood Avenue, Cliffwood, New Jersey 07721 ("FEDERATED"), and
HARRY J. FALLON, residing at 123 Milligan Place, South Orange, New Jersey 07079 ("FALLON").

                                WITNESSETH:

     WHEREAS, Fallon has been President and Chief Executive Officer of Federated since 1974; and

     WHEREAS, Federated believes it is important to and in its best interests to retain Fallon as its President and Chief Executive Officer and to restrict Fallon from competing against Federated for a term extending beyond that contained in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. EMPLOYMENT. Federated hereby employs Fallon and Fallon hereby agrees to serve in the capacity of President and Chief Executive Officer of Federated for the term hereinafter described.

     2. TERM. This Agreement shall commence on May 1, 1997 and, subject to the termination provisions included herein, shall expire on October 31, 1997 (the "TERM").

     3. SALARY. Federated shall pay to Fallon, in equal installments payable every two (2) weeks, an annual base salary ("BASE SALARY") equal to $125,000 subject to normal withholdings and deductions.

     4.   CASH BONUSES.  Federated and Fallon agree as follows:

          (a) In addition to the Base Salary provided for in paragraph 4, Federated shall pay to Fallon, in respect of its fiscal year ending October 31, 1997, a cash bonus ("BONUS") equal to ten (10%) percent of Federated's

Operating Profits in excess of $300,000 for the appropriate fiscal year; PROVIDED HOWEVER, that the amount of any such cash bonus shall not exceed one hundred (100%) percent of Fallon's Base Salary for the applicable fiscal year.

          (b) For purposes of this Agreement, the term "OPERATING PROFITS" shall mean the combined income from all operations of Federated and its subsidiaries (including operations and subsidiaries acquired hereafter) before any contribution to profit sharing or pension plans and excluding capital gains and capital losses, and without deduction or allowance for federal or state income taxes or tax credits or for any bonus payments made to Fallon under this or any other bonus or incentive plan(s) which may be adopted in the future.

          (c)  Payments of the Bonus shall be made no later than forty-five
(45) days from the last day of the fiscal year in which such cash bonus was earned.

          (d) The determination of Operating Profits shall be made by the certified public accountants who prepared the annual audit for the fiscal year in question, in accordance with generally accepted accounting principles consistently applied, and each such determination by such accountants shall be binding and conclusive on both parties hereto.

     5. CHANGE OF CONTROL. If a "CHANGE OF CONTROL" (defined below) of Federated shall occur at any time during Fallon's employment hereunder Fallon may, by notice to the Board of Directors within six (6) months of such Change of Control, elect to terminate his employment with Federated at the end of such six (6) month period. If Fallon elects to terminate his employment hereunder pursuant to this Section 5, Federated shall promptly pay him an amount equal to his salary at the then current rate for the greater of (a) the remainder of this Agreement; or (b) twelve (12) months from the date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to occur when any person, corporation, partnership, association or entity, directly or indirectly (through a subsidiary or otherwise), (i) acquires or is granted the right to acquire, directly or through a merger or similar transaction, a majority of Federated's outstanding voting securities, or (ii) acquires all or substantially all of Federated's assets.

     6. WORKING FACILITIES. Federated shall furnish Fallon with a private office, and such other facilities, services and staff as are suitable to his position and adequate for the performance or his duties hereunder.


     7.   VACATION AND OTHER BENEFITS.  Fallon  shall  be  entitled to four
(4) weeks vacation with full pay during each fiscal year during the Term. In addition, Fallon shall receive all other benefits regularly offered by Federated to its employees, including but not limited to hospitalization insurance, life insurance, profit sharing benefits, pension benefits and paid holidays, but in no event shall such benefits be, at any time during the Term, less in number, type, extent and quality than those which Fallon is receiving as of the date of this Agreement.

     8.   SPECIAL BENEFITS.  Federated and Fallon agree as follows:

          (a) In the event Fallon dies during the Term while employed by Federated, Federated shall pay the salary provided for in paragraph 3 for a period of six (6) months, commencing with the first regular pay day following his death, to such person or persons as Fallon may designate in a written notice to the secretary of Federated referring to this paragraph 8(a), which designation(s) may be changed by Fallon from time to time.

          (b) In the event Fallon becomes disabled by illness or accident, to the extent that Fallon is unable to perform the duties required of him, Federated shall nevertheless continue to pay to Fallon the Base Salary. Such payments under this paragraph 8(b) shall continue for a period of six
(6) months from the date such disability first precludes Fallon from performing his duties. If Fallon has been continually disabled for six (6) months following the first payment pursuant to this paragraph 8(b), Federated shall have the right to terminate this Agreement at such time or any time thereafter so long as such disability continues.

          (c) Termination of this Agreement by reason of Fallon's death or disability shall not deprive Fallon or his designees of the right to the Bonus (computed in accordance with the provisions hereof, and to which Fallon would otherwise be entitled hereunder), except that the amount of the Bonus for the fiscal year in which such termination occurs shall be reduced by subtracting from such bonus 1/365th of the Bonus for each day in such fiscal year in excess of ninety (90) days that Fallon did not actively perform his duties (disregarding vacation periods and holidays) as contemplated hereunder.

     9.  REIMBURSEMENT OF EXPENSES.

          (a) Federated recognizes that Fallon will incur out-of-pocket expenses for entertainment and travel expenses in the course of his duties as its President and Chief Executive Officer. Federated agrees to reimburse Fallon for all such expenses and/or permit him to charge such expenses directly to Federated's account, provided such expenses are reasonable and are incurred in the course of his employment hereunder.

          (b) Federated agrees to reimburse Fallon for reasonable financial advisor expenses, including without limitation, all of Fallon's personal tax preparation expenses, PROVIDED THAT such reimbursement shall not exceed $5,000 per annum.

     10.  IMPROVEMENTS,    INVENTORIES,    DISCOVERIES   AND   CONFIDENTIAL
INFORMATION.  Fallon hereby agrees that:

          (a) Any improvements, inventions or discoveries which he may come upon, make, invent, conceive, create or otherwise acquire by reason of or in connection with his employment hereunder during the Term or any prior employment by Federated, whether solely or jointly with others, shall be the sole and exclusive property of Federated or its nominee.

          (b) He shall and does hereby assign and transfer to Federated, its successors and assigns, and to its or their own use absolutely, all inventions, discoveries, improvements, and all interests and rights therein or thereunder, which he has invented, conceived, created, owns, controls, or has any rights to acquire, whether solely or jointly with others, or which he may, during and by reason of or in connection with his present or future employment with Federated, come upon, make, invent, conceive, create, own, control or have any right to acquire, whether solely or jointly with others.

          (c) He shall at all times promptly disclose to Federated, and in writing if so requested, and to no other person unless so directed in writing by Federated, any and all ideas, inventions, discoveries, improvements, and applications therefor, or any interests and rights described or referred to in (a) and (b) of this paragraph 10, and that whenever requested to do so, he shall perform or cause to be performed all such acts, and shall execute or cause to be executed any and all such applications, assignments, powers of attorney, and other instruments in such manner and form as Federated or its counsel may deem necessary or desirable to fully and completely vest and confirm in Federated or its nominee, so far as it is within Fallon's power to do so, the sole and exclusive right, title and interest, in, to and under all such matters, all without any further consideration other than this Agreement, but at Federated's expense.

          (d) At all times both during the Term and after the expiration or sooner termination of this Agreement, he shall keep secret all knowledge concerning all ideas, designs, discoveries, processes, inventions, improvements, developments, customers and customer lists, pricing policies, customer orders, and trade secrets made known to him by Federated or any of its officers or employees, or learned or developed by him by reason of or in connection with his employment hereunder, either alone or jointly with others, while employed by Federated (either during the Term or prior thereto), and he shall not in any manner whatsoever disclose any of same or anything relating to any of same to any person, entity or corporation or use the same or information derived therefrom for himself (alone or jointly with others) or any other party whatsoever.

          (e) He shall not during the Term compete with Federated; and after the expiration or sooner termination of his employment with Federated, pursuant to this Agreement or otherwise, he shall not use any of the matters described or referred to in this paragraph 10 to the extent that any of same do not at any such time constitute public knowledge.

     11. RESTRICTIVE COVENANTS. Fallon acknowledges that Federated is engaged in the distribution and sale of electronic parts and equipment on the retail and wholesale levels and that it sells such products throughout various states. Fallon has developed certain of the marketing procedures used in developing customers for Federated, and Fallon is aware of the names of certain of Federated's customers. As a consequence of the confidential nature of the customer and prospect lists, and other product, price, sales, and financial information which are available to him in the course of his employment, Fallon hereby agrees that he shall not, directly or indirectly, during the Term and for a period of one (1) year thereafter, regardless of the reason for any termination of said employment, do any of the following:

          (a) Participate or become interested in, become affiliated or connected with, be employed by or render service to, an a sole proprietor or as a principal, partner, stockholder, director, officer, employee, agent, consultant, or other representative, any corporation, partnership, firm, association, or other entity which markets or sells at retail or wholesale, in competition with Federated, the same or substantially similar products as those marketed or sold by Federated at the time of the termination of his employment, in those States of the United States in which Federated has engaged in the distribution and sale of electronic parts and equipment;

          (b) Solicit orders from, accept orders from, or service any person, firm or other enterprise who or which was a customer of Federated during any term of his employment by Federated, whether or not such customer was personally solicited or serviced by him;

          (c) Solicit orders from, accept orders from, or service any prospects of Federated whom or which he contacted, personally or otherwise, or whose names he learned of, during any term of his employment by Federated;

          (d) Disclose to any individual, firm, association, corporation, or other enterprise, or use for his own benefit, any business, trade, financial, customer, product, or sales information which became or shall become known to him in the course of any term of his employment by Federated, such information being deemed confidential to the extent not known generally in the trade.

     Federated and Fallon agree that the provisions of this Paragraph 11 are reasonably necessary for the protection of Federated; and that in the event Fallon breaches any covenant, condition or restriction therein provided, Federated may enforce its rights hereunder against Fallon by injunction as well as other remedies, the parties agreeing that remedies at law alone for the breach of any of the aforesaid provisions and restrictions contained therein are inadequate. In the event that any court having jurisdiction shall determine that any one or more of the restrictive covenants contained in this paragraph 11 shall be unreasonable in any respect, then such covenant or covenants shall be deemed limited and restricted to the extent that such court shall deem to be reasonable, and as so limited or restricted shall remain in full force and effect. In the event that any such covenant or covenants shall be deemed wholly unenforceable, the remaining covenants shall remain in full force and effect.

     12. TERMINATION FOR "GOOD REASON". Federated shall have the right to discharge Fallon for "Good Reason" at any time during the Term, upon giving written notice to Fallon of the reasons for such proposed termination as determined by Federated's Board of Directors. For purposes of this Agreement, "GOOD REASON" shall mean
(a) Fallon's  violation  of  any covenant or agreement contained herein; or
(b) Fallon's conviction for a felony or other crime of dishonesty; in each case which materially and adversely affects Federated. This Agreement shall terminate on the date of any termination for Good Reason and Federated shall have no further obligation to Fallon, to the same extent as if the Term had expired on such date; except for accrued and unpaid Base Salary or Bonus as calculated in accordance with the terms hereof.

     13. SURVIVAL OF RESTRICTIVE COVENANTS. The provisions of paragraph 11 shall survive the expiration of the Term without any renewal of the employment relationship, as well as the termination of Fallon's employment under this Agreement, without regard to the reason for such termination.

     14.  MISCELLANEOUS.

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by and against Fallon and his heirs, devisees, legatees, executors, administrators and personal representatives, and Federated and its successors and assigns.

          (b)  The  captions  or  paragraph  headings  contained  in   this
Agreement have been utilized herein solely for purposes of convenience, and shall in no event be deemed to be part or interpretive of this Agreement.

          (c) Use of the words "hereby", "herein", "hereof", "hereunder", and similar words, shall always be deemed to refer to this Agreement in its entirety, and not merely to the paragraph or subparagraph in which any such word appears.

          (d) If any provision of this Agreement, or the application of any such provision to any person or any set of facts, shall be held invalid by any court of competent jurisdiction, such provision shall not affect the validity of any other provision hereof or the validity of such provision to any other person or set of facts, it being the express intention of the parties hereto that this Agreement shall be enforceable as between them to the greatest extent possible.

          (e) The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof by either party.

          (f) This Agreement may be executed in several counterparts, each of which shall be deemed a duplicate original, but all of which together shall constitute one and the same instrument.

          (g) This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.


                              FEDERATED PURCHASER, INC.


                              by: /S/ JANE CHRISTY
			      -----------------------------------
                              Name:  Jane Christy
                              Title:  Vice President and Director



                                /S/ HARRY J. FALLON
				----------------------------------
                                   Harry J. Fallon

                           Exhibit 10(e)

                       EMPLOYMENT AGREEMENT


     Agreement made the  12th   day of June , 1997 between WISE COMPONENTS,

INC., a New York corporation with offices at 28 Henry Street, Greenwich,

Connecticut 06830 ("WISE") and ROBERT BERWICK, residing at 73 Weaver

Street, Greenwich, Connecticut 06831 ("Employee").

     WHEREAS Berwick was previously a principal of WISE and has recently terminated his equity position in said corporation; and

     WHEREAS Berwick is familiar with the customers of WISE and the operations of WISE; and

     WHEREAS WISE is desirous of obtaining the continuing services of

Berwick;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto, each intending to be legally bound hereby, agree as follows:

1) EMPLOYMENT

     WISE hereby employs Berwick as its Vice President and Berwick accepts such employment for the term of employment specified below.  During the

Employment Term, Berwick shall have such duties, responsibilities and authority which the Board of Directors of WISE deem appropriate.

2) PERFORMANCE

     Berwick agrees to devote such time to the performance of his duties with WISE as the parties mutually deem to be appropriate.

3) EMPLOYMENT TERM

     The Employment Term shall begin on the date of this Agreement and shall continue until the sixth anniversary of such date, unless earlier terminated as herein provided.

4) COMPENSATION

     a) SALARY

          During the Employment Term, WISE shall pay Berwick at the rate of

$4,000.00 per week.  Throughout the Employment Term, Berwick shall be given copies of all quarterly financial reports of Wise.

     b) BENEFITS

          Berwick shall be entitled to participate in any employee benefit programs offered by WISE to its employees, including but not limited to health insurance, 401K and profit sharing plans.  Nothing contained herein shall require WISE to provide Berwick with any benefits not provided for other employees.

     c) AUTOMOBILE

          Upon the execution of this Agreement WISE shall transfer to

Berwick the Lexus automobile presently being used by Berwick.  After such transfer WISE shall issue to Berwick an appropriate form 1099 or equivalent statement reflecting the fair market value of said vehicle.  Berwick shall thereafter be responsible for any and all insurance, maintenance, repairs,

gasoline and all other costs and expenses attendant to such vehicle.

5) NON-COMPETITION AND NON-SOLICITATION

     a) Berwick recognizes that his willingness to enter into the restrictive covenants contained herein was a critical condition precedent to WISE's willingness to enter into and perform under this Agreement.

Berwick also acknowledges that the restrictions contained herein will not materially or unreasonably interfere with Berwick's ability to earn a living.

     b) Berwick agrees that during the Non-Competition Period (defined below) he will not in any capacity, either separately, jointly, or in association with others, directly or indirectly, as an officer, director,

consultant, agent, employee, owner, partner, joint venturer, distributor,

dealer, representative, stockholder, investor, lender or otherwise engage or have a financial interest in any business located anywhere in the

Restricted Area (as herein defined) which competes with WISE or with any affiliate of WISE (excepting only the ownership of not more than one percent of outstanding securities of any class of stock listed on an exchange or regularly traded over the counter market.)  "Restricted Area"

means the USA, Puerto Rico and Ireland.

     An entity shall be deemed to compete with WISE or one of its affiliates as of a particular time if the entity then manufactures,

produces, distributes, or markets any product or service which is competitive with, and may be purchased in replacement or substitution of, any product or service which was being distributed or marketed by WISE or such affiliate during the Employment Term, and which is then still being marketed or distributed by WISE or such affiliate or which WISE or such affiliate was considering marketing or distributing during the Employment

Term.  WISE and its affiliates shall be deemed to be considering marketing or distributing a product or service as of a particular date only if WISE or such affiliate intends to market or distribute such product or service within the next two years of such date.  The "Non-Competition Period" is the greater of: the period during which Berwick is employed by WISE plus a period of two years thereafter or the Employment Term plus a period of two years thereafter.

     c) Berwick further agrees that during the Non-Competition Period he will not in any capacity, either separately, jointly or in association with others, directly or indirectly, solicit, divert or take away, attempt to take away or otherwise contact any of WISE's clients, customers, accounts,

distributors, dealers or representatives as shown by WISE's records, that were clients, customers, distributors, accounts, dealers or representatives of WISE at any time during the two years immediately preceding the date of termination of Berwick's employment with WISE if such solicitation or contact is for the specific purpose of selling products or services that compete with any products or services that WISE had available to sell to its clients, customers, accounts, distributors, dealers or representatives or prospects during the two years immediately preceding the end of the Non-

Competition Period.  Berwick further agrees that during the Non-Competition

Period he will not in any capacity, either separately, jointly or in association with others, directly or indirectly, recruit, solicit or hire any employee or consultant of WISE or induce or attempt to induce any employee or consultant of WISE to terminate his or her employment or consultancy with, or otherwise cease his or her relationship with WISE.

     d) If a court determines that the foregoing restrictions are too broad or otherwise unreasonable under applicable law, including with respect to time or space, the court is hereby requested and authorized by the parties hereto to revise the foregoing restriction to include the maximum restrictions allowed under the applicable law.  Berwick expressly agrees that breach of the foregoing would result in irreparable injuries to WISE,

that the remedy at law for any such breach will be inadequate and that upon breach of this provision, WISE, in addition to all other available remedies, shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction without the necessity of proving the actual damage to WISE.  For the purposes of this section, "WISE" refers to

WISE and any subsidiaries or affiliates of WISE.

6) SECRET PROCESSES AND CONFIDENTIAL INFORMATION

     a) For the Employment Term and thereafter, (i) Berwick will not divulge, directly or indirectly, other than in the regular and proper course of business of WISE, or as required by law, any confidential knowledge or information with respect to the operation or finances of WISE,

including without limitation, inventions, products, machinery, processes,

methods, techniques, compositions, projects, developments, plans, financial data, personnel data, computer programs, and customer supplier lists

(collectively, "Confidential Information"), and (ii) Berwick will not use,

directly or indirectly, any Confidential Information for the benefit of anyone other than WISE; provided, however, that Berwick has no obligation,

express or implied, to refrain from using or disclosing to others any such knowledge or information which is or hereafter shall become available to the public other than through disclosure by Berwick.  Berwick agrees that all files, letters, memoranda, reports, records, data, sketches, drawings,

program listings or other written, photographic, or other tangible material containing Confidential Information, whether created by Berwick or others,

which shall come into his custody or possession, shall be and are the exclusive property of WISE to be used by Berwick only in the performance of his duties for WISE.

     b) All new processes, techniques, know-how, inventions, improvements,

discoveries, methods, plans, products, works of authorship, patents and devices developed, made or invented by Berwick, alone or with others, whether patentable or not, while an employee of WISE (collectively, the

"Developments") shall become and be the sole property of WISE unless released in writing by WISE.  Berwick agrees to assign and does hereby assign to WISE (or any person or entity designated by WISE) all his right,

title and interest in and to all Developments and all related patents,

patent applications, copyrights and copyright applications.  In addition,

Berwick agrees to cooperate fully with WISE, both during and after his employment with WISE, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments.  Berwick shall sign all papers, including without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney which WISE may deem necessary or desirable in order to protect its rights and interests in any Developments.

     c) Notwithstanding the foregoing, if Berwick is required to disclose or divulge any Confidential Information pursuant to any subpoena or other judicial process he will promptly so notify WISE, and if so requested by

WISE, will assist WISE in seeking a protective order with respect thereto.

If WISE cannot or chooses not to obtain such protective order, Berwick will divulge only such Confidential Information as he is advised by his counsel is required to be disclosed, and will use his best efforts to ensure that the balance of such Confidential Information will be kept confidential.

7) TERMINATION

     a) TERMINATION AT END OF TERM.  Unless affirmatively extended by written agreement of WISE and Berwick, the employment of Berwick hereunder shall terminate at the end of the Employment Term.

     b) PREMATURE TERMINATION.  WISE shall have the right at any time to terminate Berwick's employment hereunder by written notice to Berwick.

However, any such termination will not in any way eliminate or reduce the obligation of WISE to remit the compensation required herein during the entire Employment Term.  In the event of Berwick's death or disability during the Employment Term, WISE shall be obligated to remit all compensation hereinabove provided throughout the balance of the Employment

Term.

8) MERGER OR OTHER SALE OF WISE.

     In the event of the sale or merger of WISE during the Employment Term,

Berwick shall, within his sole discretion, have the option of no longer rendering services to WISE if after such sale or merger Martin L. Blaustein no longer owns at least fifty-one (51%) percent of said surviving entity's

outstanding  voting stock.   However, in the event he shall elect to cease

rendering services to WISE, (due to a sale or merger which results in

Martin L. Blaustein no longer owning at least fifty-one (51%) percent of the surviving entity's outstanding voting stock) this shall not in any way diminish the obligation of WISE to remit compensation to Berwick throughout the balance of the Employment Term.  Berwick shall also have the option of requiring the corporation to immediately remit, in a lump sum, without discount, all compensation payable over the balance of the Employment Term simultaneously with the consummation of such merger or sale, in the event that after such sale or merger Martin L. Blaustein no longer owns at least fifty-one (51%) percent of said surviving entity's outstanding voting stock.

9)  SUBORDINATION OF EMPLOYMENT COMPENSATION TO FLEET BANK.

     Berwick agrees to subordinate any claims for unpaid employment compensation pursuant to this Agreement to Fleet Bank.  Said subordination shall be limited to Fleet Bank loans up to a maximum of $1,000,000.00 plus interest.  Berwick agrees that upon the occurrence and during the continuation of an event of default under the terms of such loans from

Fleet Bank he shall not receive any compensation pursuant to this agreement until such default has been cured.  Upon the curing of the event of default, WISE will have the obligation to remit any payments which were previously suspended during such default.

10) NOTICE

     Any notices required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered or when mailed, certified or registered mail, postage prepaid, to the address as set forth above or to such other addresses as the parties may hereafter give notice as provided herein.

11) GENERAL

     a) PRIOR AGREEMENTS.

          Berwick represents and warrants that he is not a party to any other agreement relating to his employment or which would prohibit him from entering into this Agreement.  This Agreement supersedes and replaces all prior agreements between WISE and Berwick, whether written or oral,

relating to his employment by WISE.

     b) GOVERNING LAW.

          The terms of this Agreement shall be governed by the laws of the

State of New York.

     c) ASSIGNABILITY.

          Berwick may not assign his interest in or delegate his duties under this Agreement.  The covenants and obligations of Berwick hereunder shall redound to the benefit of the successors and assigns of WISE.

     d) BINDING EFFECT.

          This Agreement shall be binding upon the parties hereto, and enure to the benefit of WISE, its successors and assigns.

     e) ENTIRE AGREEMENT: MODIFICATION.

          This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended in any way except in writing by the parties hereto.

     f) DURATION.

          Notwithstanding the term of employment hereunder, this Agreement shall continue so long as any obligations remain under this Agreement.







     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound,

have hereunto executed this Agreement the day and year first above written.



                                   WISE COMPONENTS, INC.


                                   By: /s/ Martin L. Blaustein
				   -------------------------------
                                   Martin L. Blaustein, President


                                   /s/ Robert E. Berwick
				   -------------------------------
                                   Robert E. Berwick

                            EXHIBIT 22

                    SUBSIDIARIES OF THE COMPANY

                        	                    Percentage of Voting
         	                Jurisdiction of     Securities Owned by
SUBSIDIARY      	        INCORPORATION       THE COMPANY

Federated Purchaser, Inc.	Pennsylvania             100%